CREDIT AGREEMENT among TECOGEN INC. AND AMERICAN DG ENERGY INC. AND TTCOGEN LLC as Loan Parties and WEBSTER BUSINESS CREDIT CORPORATION, as Lender Effective Date: May 4, 2018 7501865_10.docx

TABLE OF CONTENTS Page 1. DEFINITIONS......................................................................................................... 1 1.1 Accounting Terms; References to the Loan Party and Credit Documents 1 1.2 Uniform Commercial Code Ternis........................................................... 2 1.3 General Definitions................................................................................... ,2 2. ADVANCES, PAYMENTS.................................................... ............................... ,24 2.1 Revolving Advances................... .............................................................. ,24 2.2 Procedure for Borrowing.......................................................................... ,24 2.3 Disbursement of Revolving Advance Proceeds........................................ .25 2.4 Maximum Revolving Advances............................................................... .25 2.5 Advance Requests..................................................................... ............... 25 2.6 Scheduled Payment of Advances and Other Obligations......................... 26 2.7 Voluntary Prepayments......................................................... .................... 26 2.8 Mandatory Prepayments........................................................................... 26 2.9 Application of Payments....................... ................................................... 27 2.10 Use of Proceeds..................................... ............. .................................... ,27 2.11 Statement of Account............................................................................... 28 2.12 Manner of Payment................................................................................. 28 2.13 Letters of Credit..................................................... ................................. 28 2.14 Reimbursement and Payments Obligations............................................. 32 3. INTEREST AND FEES........................................................................................... ,33 3.1 Interest...................................... 33 3.2 Continuations and Conversions 33 3.3 Closing Fee.............................. .34 3.4 Unused Line............................. .34 3.5 Letter of Credit Fee.................. 34 3.6 Collateral Evaluation Fee......... .34 3.7 Collateral Audit Fees............... .34 3.8 Computation of Interest and Fees; Collection Days .35 3.9 Maximum Charges.................................................. .35 3.10 Indemnification..................................................... .35 3.11 Increased Costs.............. .................................. .35 3.12 Additional Costs.................................... ............ 36 3.13 Capital Adequacy............................................... 36 3.14 Inadequate Basis For Determining LIBOR Rate 37 3.15 Yield Maintenance............................................. 37 3.16 Late Charges...................... ................................ 38 3.17 Facility Fee....................... .................................. .38 (i)

Page 4. CASH MANAGEMENT AGREEMENTS... 38 4.1 Lock-Box Accounts.......................... .38 4.2 Blocked Accounts............................. .39 4.3 Pledged Accounts.............................. 39 4.4 Receipt of Payments by Loan Parties .40 4.5 Application of Deposits.................... .40 4.6 Liens............................................ ..... ,41 4.7 Rights After an Event of Default...... ,41 5. REPRESENTATIONS AND WARRANTIES .41 5.1 Authority............................. ,41 5.2 Formation and Qualification .41 5.3 Tax Returns......................... 42 5.4 Financial Statements............................ ,42 5.5 Name.................................................... ,43 5.6 OSHA and Environmental Compliance 43 5.7 Solvency................................................ .43 5.8 Litigation.............................................. ,44 5.9 No Indebtedness.................................... ,44 5.10 No Violations.................................................. . 44 5.11 Patents, Trademarks, Copyrights and Licenses ,44 5.12 Licenses and Permits........................................ ,45 5.13 No Default of Indebtedness............................ 45 5.14 No Other Defaults....................................... . 45 5.15 No Burdensome Restrictions........................... ,45 5.16 No Labor Disputes........................................... ,45 5.17 Margin Regulations.......................................... 45 5.18 Investment Company Act................................ ,45 5.19 Disclosure........................................................ ,45 5.20 No Conflicting Agreements or Orders............. ,46 5.21 Application of Certain Laws and Regulations.. .46 5.22 Business and Property of Loan Parties............ ,46 5.23 Hedge Contracts............................................... 46 5.24 Real Property.............................................. . ,46 5.25 Deposit Accounts............................................. ,46 5.26 OF AC............................................................... .46 5.27 Brokers............................................................. .46 5.28 No Other Financing Statements....................... ,47 5.29 Inactive Subsidiary............................................ ,47 6. AFFIRMATIVE COVENANTS............................................................. 47 6.1 Payment of Fees......................................................................... ,47 6.2 Conduct of Business and Maintenance of Existence and Assets ,47 6.3 Requirements of Law................................................................. 47 6.4 Government Receivables........................................................... ,48 (ii)

Page 6.5 Taxes............................................................................................................... 48 6.6 Payment of Indebtedness.............................. ................................................. ,48 6.7 Standards of Financial Statements.................... ............................................. ,48 6.8 Environmental Matters.................................................................................... ,48 6.9 Books and Records; Inspection Rights........................................................... ,50 6.10 Field Examinations....................................................................................... 51 6.11 Perfection of Security Interests................ .................................................... 51 7. NEGATIVE COVENANTS......................................................................................... 51 7.1 Merger, Consolidation and Acquisitions......... .............................................. ,51 7.2 Sales of Assets........................................ ...... ................................................ 51 7.3 Creation of Liens........................................ .................................................... 52 7.4 Guarantees...................................................................................................... ,52 7.5 Investments....................... ............................................................................. 52 7.6 Loans......................... .......................... .......................................................... 52 7.7 Dividends.......................................... ............................................................. 53 7.8 Indebtedness.................................................................................................... 53 7.9 Nature of Business.......................................................................................... 53 7.10 Transactions with Affiliates................................................. ........................ 53 7.11 Subsidiaries............................... .................................................................... 53 7.12 Fiscal Year and Accounting Changes................................................... ........ 54 7.13 Pledge of Credit............................................................................................. ,54 7.14 Amendment of Documents........................................................................... 54 7.15 Prepa5mient of Indebtedness................................................... ...................... ,54 7.16 Deposit Accounts................................ ......................................................... ,54 7.17 Equity Interests.............................................................................................. ,54 7.18 Minimum Excess Availability....................................................................... 54 8. FINANCIAL COVENANTS......................................................................................... 54 8.1 Fixed Charge Coverage Ratio...................... .......... ........................................ ,54 8.2 Unfmanced Capital Expenditures......................... .......................................... 54 9. INFORMATION COVENANTS.................................................................................. 55 9.1 Disclosure of Material Matters........................................................................ 55 9.2 Schedules and Reports..................................................................................... 55 9.3 Litigation.......................................................................................................... 55 9.4 Notice of Adverse Events............................................................................... ,55 9.5 Other Material Occurrences..................................... ....................................... ,56 9.6 Government Receivables.................................. .............. ............................... 56 9.7 Annual Financial Statements........................................................................... 56 9.8 Quarterly Financial Statements, Cash Flow Projections and Borrowing Base Certificates.................................................................................................. 57 9.9 Projections; Operating Budgets........................................................................ 58 9.10 Variances From Operating Budget................................................................ 58 9.11 Intellectual Property....................................................................................... 58 (iii)

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9.12 Public Reports 58
9.13 Additional Information 58
9.14 Additional Documents 59

10. CONDITIONS PRECEDENT 59

10.1 Conditions to the Initial Advance 59
10.2 Conditions to Each Advance 62

11. EVENTS OF DEFAULT 63

11.1 Obligations 63
11.2 Misrepresentations 63
11.3 Financial Information 63
11.4 Liens 64
11.5 Covenants 64
11.6 Judgments 64
11.7 Voluntary Bankruptcy 64
11.8 Involuntary Bankruptcy 64
11.9 Material Adverse Changes 64
11.10 Lender's Liens 64
11.11 Subordinated Debt 64
11.12 Cross Default 64
11.13 Guaranty 65
11.14 Subordination Agreement 65
11.15 Change of Control 65
11.16 Invalidity 65
11.17 Takings 65
11.18 Seizures 65
11.19 Cessation of Operations 65
11.20 Criminal Charges 66

12. LENDER'S RIGHTS AND REMEDIES AFTER DEFAULT 66

12.1 Rights and Remedies 66
12.2 Application of Proceeds 67
12.3 Lender's Discretion 67
12.4 Setoff 67
12.5 Receiver 67
12.6 Rights and Remedies not Exclusive 67

13. WAIVERS AND JUDICIAL PROCEEDINGS 67

13.1 Waiver of Notice 67
13.2 Delay 68
13.3 Jury Waiver 68

14. EFFECTIVE DATE AND TERMINATION 68

14.1 Term; Early Termination Fee 68
14.2 Termination 69

(iv)

Page 15. ADDITION OF BORROWERS; MULTIPLE BORROWERS 69 15.1 Addition of Borrowers................................................ .69 15.2 Multiple Borrowers..................................................... 69 15.3 Waiver of Subrogation.............................................. . 70 16. MISCELLANEOUS................................................................. 71 16.1 GOVERNING LAW.................................................... .71 16.2 Entire Understanding...................................... ......... . 71 16.3 Advice of Counsel....................................................... 72 16.4 Successors and Assigns; Participations; New Lender. 72 16.5 Application of Payments............................................. 73 16.6 Indemnity........................................................... ......... .73 16.7 Notice.......................................................................... 73 16.8 Survival....................................................................... 74 16.9 Severability................................................................. 74 16.10 Expenses................................................................... .74 16.11 Right to Cure............................... .............................. 75 16.12 Injunctive Relief........................................................ 75 16.13 CONSEQUENTIAL DAMAGES...................... ...... 75 16.14 Third Party Beneficiaries............................. ............. .75 16.15 Captions............................................ ........................ .75 16.16 Counterparts; Signatures............................ .............. 76 16.17 Construction................................. ............................. 76 16.18 Confidentiality........................................................... ,76 16.19 Publicity..................................................................... 76 16.20 Survival of Representations and Warranties.............. 76 16.21 Certain Matters of Construction................................. 77 16.22 Destruction of Invoices.............................................. 77 16.23 Time........................................................... ................ .77 16.24 Patriot Act.................................................................. .77 16.25 No Tax Advice................................... ....................... 77 16.26 Completion of Blanks................................................ 78 16.27 Exculpation of Lender................................................ 78 16.28 Electronic Transmission............................................. 78 (V)

List of Exhibits and Schedules Exhibits Exhibit 1.3 Borrower Addendum Exhibit 2.1 Revolving Credit Note Schedules Schedule 1.1 Leased Locations Schedule 1.2 Warehouse Locations Schedule 5.2 Organizational Data and Numbers; Qualifications Schedule 5.3 Federal Tax Identification Numbers Schedule 5.5 Prior Names Schedule 5.6 OSHA and Environmental Compliance Schedule 5.8 Litigation Schedule 5.9 Indebtedness Schedule 5.10 Violations Schedule 5.11 Intellectual Property Schedule 5.24 Real Property Schedule 5.25 Deposit Accounts Schedule 7.2 Excluded Equipment (Vi)

CREDIT AGREEMENT CREDIT AGREEMENT (this "'Agreemenf'), dated as of May 4, 2018 (the ""Effective Date"'), among TECOGEN INC., a Delaware corporation {""Tecogen"') AMERICAN DG ENERGY INC., a Delaware corporation {""ADGE') and TTCOGEN EEC, a Delaware corporation {""TTCogen'\ and collectively with Tecogen and ADGE, each, a ""Borrower'" and, collectively, the ‘"Borrowers”), and WEBSTER BUSINESS CREDIT CORPORATION, a New York corporation {""WBCC"), individually, as lender hereunder and, collectively, as agent for itself and each other Eender Party (as hereinafter defined) (WBCC, acting in both such capacities, herein called ""Lender”). RECITALS I. Capitalized tenns used in these Recitals shall have the meanings ascribed to such terms in the preamble to this Agreement or in Section 1.3. II. The Borrowers have applied to WBCC for financing to refinance the Existing Eoans, to pay closing costs associated herewith, to supplement their working capital needs on an ongoing basis and for the other purposes described in this Agreement. III. WBCC, as Eender hereunder, has agreed to provide this financing to the Borrowers, subject however, to the terms, covenants and conditions hereinafter set forth. NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and undertakings herein contained, the receipt and sufficiency of which are mutually acknowledged, the Borrowers and Eender, each intending to be legally bound hereby, hereby covenant and agree as follows: 1. DEFINITIONS, 1.1 Accounting Terms; References to the Loan Party and Credit Documents, (a) As used in this Agreement, any Note, or any certificate, report or other Credit Document, accounting terms not defined in Section 1.3 or elsewhere in this Agreement shall have the respective meanings given to them under GAAP; provided, however, whenever such accounting terms are used for the purposes of detenuining compliance with the Financial Covenants in this Agreement, such accounting terms shall be defined in accordance with GAAP as applied in preparation of the Historical Financial Statements; (b) unless otherwise specifically stated, all references in this Agreement and the other Credit Documents to the term “Borrower” shall mean and refer to all of the Borrowers and (c) unless otherwise specifically stated, all references in this Agreement and any other Credit Document to this Agreement and any Credit Document shall mean and include this Agreement and such other Credit Document, as amended, modified or supplemented from time to time. Notwithstanding anything to the contrary provided in this Agreement, in the event of a change under GAAP (or the application thereof) requiring all leases to be capitalized, only those leases that would result or would have resulted in a Capital Eease or Capitalized Eease Obligation on the Closing Date (assuming for purposes hereof that such lease(s) was in existence on the date hereof) hereunder shall be considered capital leases hereunder and all calculations and deliverables under this Agreement or any other Credit Document shall be made in accordance therewith. 1.2 Uniform Commercial Code Terms. Unless defined herein, all terais used herein and defined in the Unifonn Commercial Code shall have the meanings given them therein. 1.3 General Definitions. "Accountants" shall mean Wolf & Company, P.C. or a firni of independent certified public accountants selected by Borrowers, and acceptable to Lender, in its Penuitted Discretion. ''Advances shall mean and include any loans, advances or other financial accommodations made under, pursuant to or in connection with this Agreement or any other Credit Document, including the Revolving Advances and any Letters of Credit. "Affiliate" of any Person shall mean (a) any Person which, directly or indirectly, is in Control of, is Controlled by, or is under common Control with such Person, or (b) any Person who is a, director or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. As used hereinabove and elsewhere in this Agreement “Control” of a Person shall mean the power, direct or indirect to direct or cause the direction of the management and policies of such Person whether through the ability to exercise voting power, by contract or otherwise. Any Unrestricted Affiliate shall not constitute an Affiliate of any Borrower. "Agreement" shall have the meaning set forth in the preamble to this Agreement. "Applicable Advance Rates" shall mean the advance rates, expressed as percentages for the applicable collateral, set forth in the definition of “Borrowing Base.” "Applicable Margin" shall mean, at any time and from time to time with respect to the Revolving Advances: Domestic Rate Loans: 1.50% LIBOR Loans: 3.00% "Application Date" shall have the meaning set forth in Section 4.5. "Auto-Extension Letter of Credit" shall have the meaning set forth in Section 2.13tbf "Authority" shall have the meaning set forth in Section 6.8fdl. "Available Collateral Value" shall mean, at any date of determination, the amount of the Borrowing Base on such date. "Availability Period" shall mean the period from the Closing Date through the Business Day immediately preceding the Revolving Maturity Date. -2-

''Availability Reserves"' shall mean such reserves as Lender, in its Pennitted Discretion, may elect to impose from time to time in respect of borrowing availability. Without limiting the generality of the foregoing, the following reserves, if imposed, shall be deemed an exercise of Lender’s Pennitted Discretion: (a) reserves for damages; (b) reserves for accrued but unpaid ^ valorem, excise and personal property tax liabilities; (c) reserves for amounts then due, or coming due, to other creditors (including judgment creditors); (d) Bank Product reserves; (e) reserves for past due accrued, unpaid interest and fees; (f) reserves for federal government claims or offsets; (g) reserves for any other matter that has a negative impact on the value of the Collateral; (h) rent reserves for three months’ rent for each Leased Location and Warehouse Location and, if applicable, any other locations leased by any Loan Party or warehouses where any Loan Party stores inventory, in each case, unless and until the Lender receives, as applicable, an acceptable landlord agreement from the landlord of a Leased Location and an access or comparable agreement from the owner or operator of a Warehouse Location, and (i) reserves for any changes in the tenns of any Loan Party’s trade credit including, without limitation, dilution, credit limits and repayment tenns. ''Bank" shall mean Webster Bank, National Assoeiation, together with its suecessors and assigns. "Bank Products" shall mean, collectively, (a) any cash management service, including through the use of any Lock-Box Account, Blocked Account or Concentration Aceount, (b) any Hedge Contract, (c) any derivative product or (d) any similar (or dissimilar) bank product or service offered by the Bank or any Affiliate of the Bank (including Lender) to any Borrower from time to time. "Bankruptcy Action" shall mean, with respect to any Person, that it shall (a) apply for, consenl to or suffer the appointment of or the taking of possession by a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (b) make a general assignment for the benefit of ereditors, (c) commence or have commenced against it, a case under any state or federal bankruptcy laws (as now or hereafter in effect), (d) be adjudicated a bankrupt or insolvent, (e) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (f) file a petition seeking to take advantage of any other law providing for the relief of debtors, or (g) take, consent to, or acquiesce in, any action for the purpose of effecting any of the foregoing. "Base Rate" on any day, shall mean a rate per annum equal to the highest of (a) the Federal Funds Rate plus 14 of 1%, (b) the Prime Rate, and (c) the LIBOR Rate for a one month Interest Period plus 2.75%. Blocked Account" shall have the meaning set forth in Section 4.2. Blocked Account Agreement" shall have the meaning set forth in Section 4.2. Blocked Account Bank" shall have the meaning set forth in Section 4.2. "Borrower" or "Borrowers" shall mean the Persons, described in the preamble of this Agreement and each other Person that becomes a party to this Agreement by executing a Loan Party Addendum and shall extend to all penuitted successors and assigns of such Persons. -3 -

''Borrower Addendum'' shall mean an Addendum, duly completed and executed by each of Borrowing Representative and the applicable new Loan Party, in substantially the fonu attached hereto as Exhibit 1.3. "Borrower Reports" shall mean any reports (whether financial, with respect to Collateral, as to operating condition or otherwise) required to be delivered to Lender pursuant hereto or to any other Credit Document, including, particularly, pursuant to Article 9. Borrowers’ Account" shall have the meaning set forth in Section 2,11. 'Borrowing Base" shall mean the sum of the following: (a) eighty five percent (85%) of the Value of all Eligible Receivables; plus (b) the lesser of (i) the Eligible Inventory Sublimit, and (ii) fifty percent (50%) of the Value of all Eligible Inventory, in each case consisting of Raw Materials and Finished Goods, minus (c) the Availability Reserves. "Borrowing Base Certificate" shall have the meaning set forth in Section 9.8(b), "Borrowing Representative" shall mean such Person as Loan Parties, collectively between or among themselves, may elect as their representative hereunder from time to time pursuant to Article 15. subject to Lender’s prior approval. On the Closing Date, the Borrowing Representative is Tecogen. "Business Day" shall mean with respect to LIBOR Rate Loans or any day on which commercial banks are open for domestic and international business, including dealings in Dollar deposits in London, England and New York, New York and with respect to all other matters, any day other than a day on which commercial banks in New York or Connecticut are authorized or required by law to close. "Capital Expenditures" shall mean all expenditures (or commitments to make expenditures) of Loan Parties on a Consolidated and Consolidating basis for fixed or capital assets (including any made or committed to be made pursuant to capitalized leases) which, in accordance with GAAP, constitute capital expenditures in the period made. "Capital Lease" shall mean any lease of Equipment or Real Property by a Loan Party or any of its Subsidiaries that, in accordance with GAAP, is or should be reflected as a liability on the balance sheet of such Loan Party or such Subsidiary. "Capitalized Lease Obligations" shall mean any Indebtedness represented by obligations under a Capital Lease, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP. "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. §§9601 ^ seq. -4_

Change of ControF shall mean that: (a) any Person or group of persons within the meaning of § 13(d)(3) of the Securities Exchange Act of 1934 becomes the beneficial owner, directly or indirectly, of 50% or more of the outstanding Equity Interests of Tecogen; or (b) Tecogen shall cease to own and control, directly or indirectly, of record and beneficially 100% of each class of outstanding Equity Interests of the other Borrowers and the Guarantors free and clear of all Liens (except Liens created by the Collateral Documents); or (c) any merger or consolidation of any Loan Party occurs in which either such Loan Party or another Loan Party is not the survivor; or (d) a sale of all or substantially all of the property or assets of any Loan Party shall occur, except with Lender’s prior written consent; or (e) any Equity Interests of any Loan Party is, or becomes the subject of, any consensual Lien except in favor of (or assigned to) Lender pursuant hereto; or (f) any Subsidiary of a Loan Party is not, or ceases to be, owned and Controlled by a Loan Party; or (g) each of the Guarantors is not, or ceases to be. Controlled directly or indirectly by Tecogen. Charges shall mean all taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, inventory. Equity Interests, license, withholding, payroll’ employment, social security, unemployment, excise, severance, stamp, occupation and property taxes, custom duties, fees, assessments, liens, claims and charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts, imposed by any taxing or other authority, domestic or foreign (including, without limitation, the Pension Benefit Guaranty Corporation or any environmental agency or superfiind), upon any Collateral, any Loan Party or any of its Affiliates. '"Closing Date'' shall mean the date on which the Initial Advance is made, which date may be on the Effective Date but, unless otherwise approved by Lender, shall not be later than ten (10) days after the Effective Date. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder. "CollateraF shall have the meaning set forth in the Security Agreement. "Commitment” shall mean the total commitment of Lender to make Advances under this Agreement as in effect on the Closing Date, as such commitment may be increased or decreased fi-om time to time hereafter in accordance with the terms hereof -5-

''Commodity Exchange AcC shall mean the Commodity Exchange Act (7.U.S.C. Section 1, ^ seq.), as amended from time to time, and any successor statute. "Concentration AccounC shall mean a Deposit Account with the Bank into which collections from Receivables and other Collateral are and will be deposited, remitted and concentrated prior to, and in facilitation of, their applications to the Obligations. "Consents'" shall mean all filings and all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Bodies and other third parties, domestic or foreign, (a) necessary to carry on any Loan Party’s business, including, without limitation, any consents required under all applicable federal, state or other applicable law, and (b) required to effectuate the transactions and agreements contemplated in this Agreement and the other Credit Documents. “Consolidated and Consolidating Basis" shall mean, with respect to the Loan Parties and their Subsidiaries, the consolidation, in accordance with GAAP, of the accounts or other items of the Loan Parties and their Subsidiaries on a consolidated basis. Contract Rate" shall mean the rates of interest set forth in Section 3.Ua~). "ControF shall have the meaning set forth in the definition of'AJfiliate". "Credit Documents" shall mean this Agreement, together with the Note, the Issuer Documents, any Guaranty, the Security Agreement, any Subordination Agreement, and any and all other agreements, instruments and documents, including, without limitation, guaranties, pledges, powers of attorney, consents, and all other writings heretofore, now or hereafter executed by any Loan Party and/or delivered to Lender or any other Lender Party, in respect of the transactions contemplated by this Agreement. The term "Credit Documents" includes, without limitation, all those documents to which any Borrower or any Guarantor is a party described in Section 10.1. "Customer" shall mean and include the account debtor with respect to any Receivable and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with any Loan Party, pursuant to which such Loan Party is to deliver any personal property or perform any services. “D&O Insurer” shall mean Federal Insurance Company. "Default" shall mean an event which, with the giving of notice or passage of time or both, would constitute an Event of Default. "Default Rate" shall have the meaning set forth in Section 3.1('bL "Deposit Account" shall mean any checking account, savings account, time deposit account, certificate of deposit, investment account or other account (howsoever denominated), in which from time to time any cash of any Loan Party is or may be deposited. -6-

"'Designated Officer'" shall mean the chief executive officer, chief financial officer or chief operating officer of a Loan Party (regardless of title), or such other officer, lender or representative of a Loan Party which Lender may, at such Loan Party’s request, penuit to be a "Designated Officer" from time to time. "Dollars" and the sign "$" shall mean lawful money of the United States of America. "Domestic Rate Loan" shall mean any Advance that bears interest based upon the Base Rate. "Domestic Subsidiary" shall mean a Subsidiary organized under the laws of the United States or any political subsidiary thereof Early Termination Date" shall have the meaning set forth in Section 14.1fbL Early Termination Fee" shall have the meaning set forth in Section H.lfbl. EBITDA" shall mean, for any fiscal period of the Borrowers, the sum of; (a) net income (or loss) of the Loan Parties on a Consolidated and Consolidating basis (as applicable) for such period (excluding extraordinary gains and losses), plus (b) to the extent deducted in detenuining such net income (or loss) of the Loan Parties on a Consolidated and Consolidating basis, the following; (i) all interest expense of the Loan Parties on a Consolidated and Consolidating basis for such period; (ii) all charges against income of the Loan Parties on a Consolidated and Consolidating basis for such period for federal, state and local taxes paid or accrued during such period; (iii) depreciation expenses of the Loan Parties on a Consolidated and Consolidating basis for such period; and (iv) amortization expenses of the Loan Parties on a Consolidated and Consolidating basis for such period, and provided however, in no event shall EBITDA include, for any purpose, net income from any Unrestricted Subsidiary or any Unrestricted Affiliate. "E-Fax" shall mean any system used to receive or transmit fees electronically. "Effective Date" shall have the meaning set forth in the preamble to this Agreement. "Electronic Transmission" shall mean each document, instruction, authorization, file, information and any other communication transmitted, posted or otherwise made or communicated by e-mail or E-Fax, or otherwise to or from an E-System or other equivalent service. "Eligible Inventory" shall mean and include, with respect to each Loan Party, Inventory consisting of Raw Materials and Finished Goods owned by and in the possession of a Loan Party and located in the United States of America, which Lender, in its Penuitted Discretion, shall determine to be Eligible Inventory. Without limitation. Inventory shall not be deemed Eligible Inventory unless such Inventory is subject to Lender’s first priority perfected security interest -7-

and no other Lien (other than Pennitted Encumbrances). In addition, no Inventory shall be Eligible Inventory if: (a) it does not confonn in all material respects to all Requirements of Law pertaining to its manufacturers; (b) it consists of display items, showroom samples, “seconds,” packaging, shipping materials, supplies or catalysts; (c) it constitutes Inventory in-transit to or from a Loan Party (while in-transit); (d) it is subject to any licensing or similar contractual arrangement limiting the resale thereof by a Loan Party or by Lender as its attomey-in-fact; (e) any covenant, representation or warranty contained herein with respect to such Inventory has been breached in any material respect; (f) it is obsolete, unsaleable, shop-worn, damaged, defective, slow-moving or umuerchantable; (g) it has been consigned to a Loan Party or to any third party for sale; (h) it is not subject to a perpetual inventory reporting system acceptable to Lender; (i) it is in the possession or control of any processor, finisher or other third party besides a Loan Party or is otherwise situated at any public or private warehouse or upon any leased property unless such processor, finisher, warehouse operator, landlord or other third party has waived any lien or claim thereon, in a manner satisfactory to Lender; G) it consists of Hazardous Substances; (k) it is not covered by casualty insurance maintained as required under the Security Agreement; or (1) it is Inventory owned by any Unrestricted Affiliate or any Unrestricted Subsidiary; or (m) it is not otherwise satisfactory to Lender in the exercise of its Pennitted Discretion. ""Eligible Inventory Sublimif' shall mean Two Million and 00/100 Dollars ($2,000,000). ""Eligible Receivables'' shall mean and include, with respect to each Loan Party, each Receivable of such Loan Party arising in the ordinary course of such Loan Party’s business which Lender, in its Permitted Discretion, shall determine to be an Eligible Receivable. Without limitation, a Receivable shall not be deemed to be an Eligible Receivable unless such Receivable is subject to Lender’s first priority perfected security interest and no other Lien (other than -8-

Pennitted Encumbrances), and is evidenced by an invoice or other documentary evidence satisfactory to Lender. In addition, no Receivable shall be an Eligible Receivable if; (a) it arises out of a sale made by any Loan Party to an Affiliate of any Loan Party or to a Person Controlled by an Affiliate of any Loan Party; (b) it is due or unpaid more than one hundred twenty (120) days from the original invoice date, or includes any aged credit balanees outstanding for more than one hundred twenty (120) days from the original invoice date; (c) fifty percent (50%) or more of the Receivables from the Customer are not deemed Eligible Receivables hereunder by application thereto of clause fbl above; (d) the Receivables of any one Customer (or group of Affiliated Customers) exceeds twenty five pereent (25%) of otherwise then Eligible Receivables, to the extent of such excess; (e) any covenant, representation or warranty contained in this Agreement with respect to such Receivable has been breached; (f) the Customer shall be the subject of any Bankruptcy Action; (g) the sale is to a Customer which is located outside, or has its prineipal place of business or substantially all of its assets outside, the continental United States of America; (h) the sale to the Customer is on a “bill-and-hold”, “guaranteed sale”, “sale-and- retum”, “sale on approval”, “eonsignment” or any other repurchase or return basis; (i) such Receivable arises from an invoice for a deposit, a rebill of amounts previously credited or other similar contra account; a) such Receivable arises in respect of a “COD” or “CBD” sale; (k) such Receivable is evideneed by an instrument or chattel paper; (1) such Receivable represents, or includes, a progress billing or retainage; (m) such Receivable consists of an interest billing, finance charge, warranty eharge or other non-trade amount; (n) Lender believes, in its Permitted Discretion, that collection of such Receivable is insecure or that such Receivable may not be paid by reason of the Customer’s fmaneial inability to pay; (0) the Customer is the United States of America, any state or any department, agency or instrumentality of any of them, unless any Loan Party assigns its right to payment of such Receivable to Lender pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. Section 3727, ^ seq. and 41 U.S.C. Section 15, ^ seq.) or has otherwise complied with other applicable statutes or ordinances; -9-

(P) the goods giving rise to such Receivable have not been shipped and delivered to and accepted by the Customer or the services giving rise to such Receivable have not been perfomied by the applicable Loan Party and accepted by the Customer or such Receivable otherwise does not represent a final sale (subject to returns in the Ordinary Course of Business); (q) the Receivables of the Customer exceed a credit limit determined by Lender, in its Permitted Discretion, to the extent such Receivable exceeds such limit; (r) such Receivable is subject to any offset, deduction, defense, dispute, or counterclaim, the Customer is also a creditor or supplier of a Loan Party or such Receivable is contingent in any respect or for any reason; (s) the applicable Loan Party has made any agreement with any Customer for any deduction therefrom, except for discounts or allowances made in the Ordinary Course of Business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face value of each respective invoice related thereto; (t) any return, rejection or repossession of the merchandise giving rise to such Receivable has occurred; (u) such Receivable is not payable to a Loan Party; (V) such Receivable is owed by a Customer located in any State that requires a creditor to file a business activity report or similar document, or to qualify to do business in such State, in order to bring suit to recover on such Receivables in such State, unless (i) Loan Party has qualified to do business in such State or (ii) Loan Party has filed a business activity report or such other similar required document in such jurisdiction, or (iii) to Customer is doing business in, or otherwise is subject to the jurisdiction of, any other State; (w) such Receivable is payable in any currency other than Dollars; (X) such Receivable is issued in respect of partial payment, including “debit memos and “charge-backs”; (y) such Receivable is owing by a Sanctioned Person; or (z) such Receivable is owned by any Unrestricted Affiliate or any Unrestricted Subsidiary. ''Environmental Complaint shall have the meaning set forth in Section 6.8(dl. "Environmental Laws'' shall mean all federal, state and local environmental, land use, zoning, health, chemical use, safety and sanitation laws, statutes, ordinances and codes relating to the protection of the environment and/or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Substances and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives of federal, state and local governmental agencies and authorities with respect thereto. - 10-

"'Equipment shall mean and include, as to each Loan Party, all of such Loan Party’s goods (other than Inventory) whether now owned or hereafter acquired and wherever located including, without limitation, all equipment, machinery, motor vehicles, forklifts, fittings, furniture, furnishings, fixtures, parts, attachments and accessories, and all replacements and substitutions therefor or accessions thereto. ""Equity Interests'" as to any Person, shall mean all shares, interests, partnership interests, limited liability company interests or units, membership interests, participations, rights in or other equivalents (however designated) of such Person’s equity (however designated including, without limitation, common and preferred shares and interests) and any rights, warrants or options exchangeable for or convertible into such shares, interests, participations, rights or other equity. ""E-System" shall mean any electronic system, including Intralinks®, The Debt Exchange - DebtX®, Sageworks® and any other internet or extranet-based site, whether sueh electronic system is owned, operated or hosted by Lender, any Lender Party or any other Person, providing for aeeess to data proteeted by passcodes or other security system. ""Event of Default" shall mean the occurrence and continuance of any of the events set forth in Article 11. ""Excess Availability" shall mean, at the time of determination, the difference between (a) the maximum amount of advances which can be made to Loan Party in accordance with this Agreement and the other Credit Documents at such time, and (b) the sum of (i) the aggregate amount of advances (and the undrawn face amount of Letters of Credit) under this Agreement and the other Credit Documents (including advances to be made and Letters of Credit to be issued) at such time, plus (ii) all trade indebtedness of Loan Party which is outstanding beyond normal trade terms at such time, plus (iii) fees and expenses for which Loan Party is responsible and which have not yet been charged to Loan Party’s account or otherwise paid by Loan Party at such time. ""Existing Lender" shall mean John N. Hatsopoulos, a Director of Tecogen and any other creditor of a Loan Party holding Funded Indebtedness on the Closing Date whieh is being refinanced pursuant to the Initial Advance made pursuant hereto. ""Existing Loans" shall mean all Indebtedness owing by Loan Parties to the Existing Lender on the Closing Date, whether seeured or unsecured. ""Excluded Equipment" shall mean the units of equipment referred to in Schedule 7.2 hereto, which, as of the date hereof, are (a) owned by ADGE and (b) located at the sites listed in such Schedule 7.2. The defined term “Excluded Equipmenf’ shall not include any Receivables arising out of or in connection with any of the equipment referred to in Schedule 7.2. ""Extraordinary Receipts" shall mean any cash proceeds received by a Loan Party or any of its Subsidiaries not in the Ordinary Course of Business (other than from the issuance of Equity Interests, the incurrenee of Indebtedness, the disposition of Collateral or any insured casualty loss), including, without limitation, (a) foreign. United States, state or local tax refunds, (b) pension plan reversions, (e) judgments, proceeds of settlements or other consideration of any - 11 -

kind in connection with any cause of action, (d) condemnation awards (and payments in lieu thereof), (e) indemnity payiuents and (f) any adjustment received in connection with any purchase price in respect of an acquisition. "'Federal Funds Rate"" shall mean, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Bank on such day on such transactions as determined by the Lender. Notwithstanding the foregoing, if the Federal Funds rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. Financial Covenants"" shall mean the Financial Covenants set forth in Section 8.1 and Section 8.2. "Finished Goods"" shall mean finished goods held for sale by a Loan Party in the Ordinary Course of its Business. "Fiscal Year"" shall mean Loan Parties’ Fiscal Year as in effect on the Effective Date; and the tenus "Fiscal Quarter"" and "Fiscal Month"" shall have correlative meanings. "Fixed Charge Coverage Ratio"" shall mean and include, (subject to the proviso at the end of this definition) with respect to any twelve consecutive Fiscal Month period of the Loan Parties ending on the last day of each Fiscal Quarter, the ratio of: (a) EBITDA of the Loan Parties on a Consolidated and Consolidating basis for such period, minus (b) the sum of (i) any Unfmanced Capital Expenditures of the Loan Parties on a Consolidated and Consolidating basis made during such period, (ii) all charges against income of the Loan Parties on a Consolidated and Consolidating basis for such period for federal, state and local taxes actually paid during such period, and (iii) any dividends or other distributions to Shareholders of the Loan Parties made during such period, to (b) Fixed Charges for such twelve month period. "Fixed Charges"" shall mean and include, with respect to any twelve consecutive Fiscal Month period of the Loan Parties ending on the last day of any Fiscal Quarter, the sum (without duplication) of: (a) all scheduled payments (excluding mandatory prepayments) of principal paid or payable on Funded Indebtedness of the Loan Parties on a Consolidated and Consolidating basis outstanding during such period (excluding Revolving Advances), and, in the case of Permitted Subordinated Debt, any such payments actually made in such period, if not otherwise scheduled to be made therein, plus - 12 -

(b) all interest expense of the Loan Parties on a Consolidated and Consolidating basis (including Revolving Advances) during such period, plus (c) all payments on Capitalized Leases of the Loan Parties on a Consolidated and Consolidating basis made during such period. '"Foreign Subsidiary’" shall mean any Subsidiary which is not a Domestic Subsidiary. "Funded Indebtedness"" shall mean (without duplication) all Indebtedness: (a) for money borrowed, including the Advances, (b) which is evidenced by notes, drafts, bonds, debentures, credit documents or similar instruments. (c) for the deferred payment for a term of one (1) year or more of the purchase price of any asset. (d) consisting of Capital Lease Obligations, (e) consisting of reimbursement and other outstanding obligations (whether or not contingent) with respect to letters of credit and bankers’ acceptances, and (f) consisting of guaranties of any Indebtedness of the foregoing types owing by another Person. "GAAF" shall mean generally accepted accounting principles in the United States of America in effect from time to time. "Governmental Body"" shall mean any nation or government, any state or other political subdivision thereof or any entity exercising the legislative, judicial, regulatory or administrative functions of or pertaining to a government. "Guarantor"" shall mean any Person (other than a Loan Party) who may hereafter guarantee payment or performance of the whole or any part of the Obligations. On the Closing Date, there are no Guarantors. "Guaranty"" shall mean any guaranty of the payment or performance of the whole or any part of the Obligations, in whole or in part, executed at any time by a Guarantor in favor of Lender for the ratable benefit of the Lender Parties. "Hazardous Discharge"" shall have the meaning set forth in Section 6.8(d). "Hazardous Substance"" shall mean, without limitation, any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products, methane, hazardous materials. Hazardous Wastes, hazardous or Toxic Substances or related materials as defined in CERCLA, the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, ^ ^.), RCRA, Articles 15 - 13 -

and 27 of the New York State Environmental Conservation Law or any other applicable Enviromnental Law and in the regulations adopted pursuant thereto. '"Hazardous Wastes'" shall mean all waste materials subject to regulation under CERCLA, RCRA or applicable state law, and any other applicable Federal and state laws now in force or hereafter enacted relating to hazardous waste disposal. "Hedge Contract shall mean any “hedge,” “swap,” “collar,” “cap” or similar agreement between a Loan Party and any other financial institution, including, without limitation. Bank or any other Affiliate of WBCC, intended to fix the relative amount of such Loan Party’s risk in respect of changes in interest rates and foreign currency exchange. ""Historical Financial Statements'' shall have the meaning set forth in Section 5.4fa). ""Indebtedness" of a Person at a particular date, shall mean all obligations of such Person which in accordance with GAAP would be classified upon a balance sheet as liabilities (except Equity Interests and surplus earned or otherwise) and in any event, without limitation by reason of enumeration, shall include all indebtedness, debt and other similar monetary obligations of such Person whether direct or guaranteed, and all premiums, if any, due at the required prepayment dates of such indebtedness, and all indebtedness secured by a Lien on assets owned by such Person, whether or not such indebtedness actually shall have been created, assumed or incurred by such Person. Any indebtedness of such Person resulting from the acquisition by such Person of any assets subject to any Lien shall be deemed, for the purposes hereof, to be the equivalent of the creation, assumption and incurring of the indebtedness secured thereby, whether or not actually so created, assumed or incurred. ""Initial Advance" shall mean the initial Advance (or series of initial Advances) to be made on the Closing Date. ""Interest Payment Date" shall mean (a) as to any Domestic Rate Loan, the first day of each calendar month commencing on the first of such days to occur after the Closing Date, (b) as to any LIBOR Rate Loan, the last day of the Interest Period applicable thereto and, if such Interest Period is longer than three months in duration, each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period, and (c) as to all Revolving Advances, the Revolving Maturity Date. ""Interest Period" shall mean as to each LIBOR Rate Loan, the period commencing on, as the case may be, the date on which such LIBOR Rate Loan is made or into which a Loan is converted with respect thereto and ending one month thereafter; provided, however, that (a) if any Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day, in which event, the next Interest Period for such LIBOR Loan shall begin on such date or, if no election shall have been made to continue such LIBOR Loan, such LIBOR Loan shall on such date become a Domestic Rate Loan and (b) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such - 14-

Interest Period) shall end on the last Business Day of a calendar month. Interest Periods shall be subject to the provisions of Sections 2,2 and 3.2. “/P Security Agreement Supplement'" shall mean a seeurity agreement, to be in registrable fonn and otherwise to be in form and substance satisfactory to Lender pursuant to whieh Lender may give notice of record of its Lien on trademarks, patents and copyrights owned by a Loan Party and registered with the United States govermnent. ''IRS” shall mean the Internal Revenue Service of the United States Treasury, and any successor thereto. "Issuer” shall mean any Person who issues a Letter of Credit and/or accepts a draft pursuant to the terms thereof which, in all cases, shall be the Bank, unless otherwise required by the Bank or approved by Lender and the Loan Parties. "Issuer Documents” shall mean with respect to any Letter of Credit, the Letter Credit Application, the Letter of Credit Agreement, and any other document, agreement and instrument entered into by the Issuer and any Loan Party or in favor of the Issuer and relating to any such Letter of Credit. "Leased Locations” shall mean the locations listed in Schedule 1.1 which are leased by the Loan Party and at which the Loan Party stores Inventory. "Leasehold Interests” shall mean all of each Loan Party’s right, title and interest in and to any Real Property owned by a Person other than Loan Party, whether as tenant, lessee, licensee, operator or otherwise. "Lender” shall have the meaning set forth in the preamble to this Agreement and shall include each Person which becomes a transferee, successor or assign of Lender. "Lender Party” shall mean Lender, the Bank, any Issuer (other than the Bank), any Purehasing Lender and any Participant, together with each other holder from time to time of any interest in any of the Obligations. "Letter of Credit Agreement” shall mean an agreement for the issuanee of letters of credit, dated on or after the date of this Agreement, between (or among) Loan Parties, Borrowing Representative and Lender and the Bank, concerning the issuance of Letters of Credit. "Letter of Credit Application” shall mean an application for the issuance or amendment of a Letter of Credit in the form from time to time in use by the Issuer. "Letter of Credit Fee' has the meaning set forth in Section 3.5. "Letter of Credit Obligations” shall mean the sum (without duplication) of (a) the undrawn amount of all Letters of Credit outstanding at any time plus (b) all amounts drawn under Letters of Credit but unreimbursed to Lender at such time. - 15 -

''Letter of Credit SublimiC shall mean the sum of Five Hundred Thousand and 00/100 Dollars ($500,000), or such higher (or lower) sum as Lender may pennit or impose from time to time. The Letter of Credit Sublimit is a sublimit of the Revolving Commitment. "Letters of Credit' shall have the meaning set forth in the Letter of Credit Agreement. "LLBOR Rate" shall mean a rate of interest per annum, as determined by Lender, equal to the rate for deposits in Dollars based upon the one (1) month London Interbank Offered Rate quoted by the ICE Benchmark Administration two (2) Business Days prior to the interest reset date for the offering by Lender to prime commercial banks in the London interbank market of Dollar deposits in an amount approximately equal to the principal amount of the applicable Loan. Any change in the interest rate resulting from a change in the LIBOR Rate shall become effective immediately upon the date on which such change in the LIBOR Rate shall be adopted by Lender, as adjusted for, without limitation, basic, supplemental, marginal and emergency reserves) under any regulation promulgated by the Board of Governors of the Federal Reserve System (or any other Governmental Body having jurisdiction over the Lender) as in effect from time to time, dealing with reserve requirements prescribed for Eurocurrency funding including any reserve requirements with respect to “Eurocurrency liabilities” under Regulation D of the Board of Governors of the Federal Reserve System. If the LIBOR Rate shall be discontinued or does not reflect the cost of funds of Lender or for any other reason shall not be available for detenuining the LIBOR Rate, then Lender shall select a substitute method of determining the LIBOR Rate and shall notify maker of such selection, which method shall, in Lender’s reasonable estimation, yield a rate of return to Lender substantially equivalent to the rate of return that Lender would have expected to receive if the LIBOR Rate still had been available for that purpose. In the event that the LIBOR Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. 'LLBOR Rate Loan" shall mean an Advance at any time that bears interest based on the LIBOR Rate. "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise). Charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including, without limitation, any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Unifonu Commercial Code or comparable law of any jurisdiction. "Loan" shall mean a Domestie Rate Loan or a LIBOR Rate Loan. Loan Parties" shall mean the Borrowers and Guarantors. Lock-Box Account" shall have the meaning set forth in Section 4.1. Lock-Box Agreement" shall have the meaning set forth in Section 4.1. Lock-Box Bank" shall have the meaning set forth in Section 4.1. - 16-

'"Material Adverse Effect shall mean a material adverse effect on (a) the financial condition, operations, assets, or business of the applicable Person or Persons, (b) Loan Parties’ ability to pay the Obligations in accordance with the tenns thereof, (c) the value of the Collateral, or Lender’s Liens on the Collateral or the priority of any such Lien or (d) the practical realization of the benefits of Lender’s rights and remedies under this Agreement and the other Credit Documents. "Material Agreements'" shall mean and include, in the case of each Loan Party, any of the following having monetary obligations equal to or greater than the Materiality Threshold: (a) any lease of Real Property, (b) any lease of personal property, (c) any license agreement for the use of any intellectual property necessary for, or material to, to the operation of its business, (d) any agreement evidencing, pertaining to or securing the payment of, any Indebtedness, (e) any labor or union contract, (f) any employment contracts with executive officers of Loan Parties, (g) any long-term purchase or supply contracts, any vendor agreements, any distributorship agreements filed by Borrower with the Securities and Exchange Commission as material agreements in accordance with applicable laws and regulations, and (h) any other contract or agreement the tennination of which (without its contemporaneous replacement) would reasonably be expected to have a Material Adverse Effect. Materiality Threshold" shall mean Two Hundred Fifty Thousand Dollars ($250,000). Maximum Revolving Advance Amount" shall have the meaning set forth in Section 2.1(a). Net Proceeds" shall mean: (a) in respect of the issuance of Equity Interests, cash proceeds (including cash proceeds as and when received in respect of non-cash proceeds received or receivable in connection with such issuance), net of underwriting discounts and reasonable out-of-pocket costs and expenses paid or incurred in connection therewith in favor of any Person not an Affiliate of any Loan Party; (b) in respect of the incurrence of any Indebtedness, cash proceeds (including cash proceeds as and when received in respect of non-cash proceeds received or receivable in connection with such issuance), net of underwriting discounts, commissions, fees, and reasonable out-of-pocket costs and expenses paid or incurred in connection therewith in favor of any Person not an Affiliate of any Loan Party; (c) in respect of the sale or other disposition of any Collateral, the cash proceeds of the sale or disposition of assets (including by way of merger), net of (i) any Permitted Purchase Money Debt secured by assets being sold in such transaction required to be paid from such proceeds, (ii) income taxes that, as estimated by Loan Parties in good faith, will be required to be paid by Loan Parties (or its stockholders or members) or any of their respective Subsidiaries in cash as a result of such sale or disposition, and within one hundred eighty (180) days (provided that any such amounts that are not actually paid in taxes within such period shall automatically become Net Proceeds), (iii) reasonable reserves for liabilities, indemnification, escrows and purchase price adjustments resulting from the sale of assets, (iv) transfer, sales, use - 17-

and other similar taxes payable in connection with such sale or disposition, and (v) all reasonable commissions, fees and other expenses of Loan Parties or any of their respective Subsidiaries payable in connection with such sale or disposition; (d) in respect of an insured loss in respect of any Collateral, any and all proceeds of casualty insurance or condemnation received by Loan Parties or any their respective Subsidiaries in connection with a casualty or condemnation event, net of fees and expenses incurred in the collection thereof; and (e) in respect of Extraordinary Receipts, net of fees and expenses incurred in the collection thereof ''Note'' shall mean the Revolving Note and any other promissory note at any time evidencing any other portion of the Obligations. "Obligations" shall mean and include any and all of each Loan Party’s Indebtedness and/or liabilities to Lender and each other Lender Party, of every kind, nature and description, direct or indirect, secured or unsecured, joint, several, joint and several, absolute or contingent, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, regardless of how such Indebtedness or liabilities arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, including interest accruing after any bankruptcy or insolvency proceeding whether or not allowed or allowable on any such proceeding and including, without limitation, any and all of any Loan Party’s Indebtedness and/or liabilities to Lender and each other Lender Party, under this Agreement, the other Credit Documents, any Bank Product or under any other agreement between Lender and each other Lender Party and any Loan Party, and all obligations of any Loan Party to Lender and each other Lender Party to perform acts or refrain from taking any action. The term "Obligations" further includes, without limitation, all Letter of Credit Obligations. "OFAC' shall mean the U.S. Department of the Treasury Office of Foreign Assets Control, and its successors. "Ordinary Course of Business" shall mean the ordinary course of business of Loan Parties conducted as of the Closing Date. "Organic Documents" shall mean: (a) for a corporation, its articles (or certificate) of incorporation and bylaws; (b) for a partnership, its articles of organization (if any) and partnership agreement; and (c) for a limited liability company, its articles (or certificate) of organization and any operating agreement; together with, for each such entity and any other entity not described above, such other, similar documents as are integral to its fonuation or the conduct of its business operations. "Overadvance" shall have the meaning set forth in Section 2.8tal. "Participant" shall mean each Person who shall be granted the right by Lender to participate in any of the Advances and who shall have entered into a participation agreement in fonu and substance satisfactory to Lender. - 18-

'Payment Office'" shall mean, initially, the office of Lender located at 360 Lexington Avenue, Fifth Floor, New York, New York 10017; thereafter, such other office of Lender, if any, which it may designate by notice to Borrowing Representative to be the Payment Office. ""Perfection Certificate" shall mean, collectively, the Perfection Certificate for each Loan Party and the responses thereto provided by such Loan Party and delivered to Lender on the Closing Date. ""Permitted Capitalized Lease Obligations" shall mean any Indebtedness represented by Capitalized Lease Obligations, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP and not to exceed the amount set forth in Section 7.8(b). ""Permitted Discretion" shall mean a determination made by Lender in good faith and in the exercise of its credit judgment from the standpoint of a secured, asset-based lender making loans of similar type and size, based on the facts and circumstances then presented to it without regard to any prior course of dealing. ""Permitted Encumbrances" shall mean: (a) Liens in favor of Lender for the benefit of itself and each other Lender Party which, in each case, secure Obligations; (b) Liens for taxes, assessments or other governmental charges not delinquent or being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been taken by Loan Party; provided, however, that (i) the Lien has no effect on the priority of the Liens in favor of Lender and a stay of enforcement of any such Lien shall be in effect, (ii) the amount of such charges, individually or in the aggregate, does not exceed the Materiality Threshold, or (iii) the full amount of such charges (and any penalties thereon) have been reserved against the Borrowing Base; (c) deposits or pledges to secure obligations under worker’s compensation, social security or similar laws, or under unemployment insurance; (d) judgment Liens which do not otherwise constitute an Event of Default under Section 11.6. that have been (and remain) stayed or bonded and are being contested in good faith by the applicable Loan Party, and provided that adequate reserves have been posted therefor; (e) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of any Loan Party’s business; (f) mechanic’s, worker’s, materialmen’s or other like Liens arising in the ordinary course of any Loan Party’s business with respect to obligations which are not due or which are being contested in good faith by the applicable Loan Party and adequate reserves have been posted therefor; - 19-

(g) Purchase Money Liens provided that (i) any such Purchase Money Lien shall not encumber any other property of Loan Parties, except the Real Property or Equipment acquired with the proceeds of Pennitted Purchase Money Debt; and (ii) such Liens shall be released as and when the Permitted Purchase Money Debt corresponding thereto is fully paid and satisfied; (h) Liens in the nature of ownership interests of lessors of real and personal property; (i) Liens in favor of a lessor under a Capital Lease, provided that any such Lien shall not encumber any property of Loan Parties, except the Real Property or the Equipment subject to such Capital Lease; and (ii) such Liens shall be released as and when the Capital Lease Obligations corresponding thereto are fully paid and satisfied; and G) other Liens incidental to the conduct of Loan Parties’ business or the ownership of their respective property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from Lender’s rights in and to the Collateral or the value of Loan Parties’ property or assets or which do not materially impair the use thereof in the operation of Loan Parties’ business. For avoidance of any doubt, any Liens constituting Permitted Encumbrances shall be considered to be Permitted Encumbrances only so long as such Liens were validly granted or obtained, have attached and remain duly perfected under the applicable law in which they arose, and no holder of any such Lien shall have any right vis-a-vis any Lender Party to claim the status of such Lien as a Permitted Encumbrance in any event notwithstanding its inclusion therein. "'Permitted Purchase Money Debf shall mean Indebtedness incurred to fund the purchase of Equipment or Real Property by a Loan Party or any Subsidiary for use in its business operations (not to exceed, in aggregate amount as to all Loan Parties and their Subsidiaries, the amount set forth in Section 7.8(b)), and the Indebtedness incurred does not exceed one hundred percent (100%) of the purchase price of such Equipment or Real Property and not to exceed the amount set forth in Section 7.8(b). "Permitted Subordinated Debf shall mean indebtedness of the Loan Party that is unsecured, bears interest and has terms and conditions acceptable to the Lender and is subordinated to all Obligations of the Loan Parties pursuant to a Subordination Agreement. "Person” shall mean any individual, sole proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated organization, association, limited liability company, institution, public benefit corporation, joint venture, entity or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof). "Pledged Account” shall have the meaning set forth in Section 4.3. "Pledged Account Agreement” shall have the meaning set forth in Section 4.3. "Prime Rate” shall mean the base commercial lending rate of the Bank as publicly announced to be in effect from time to time, such rate to be adjusted automatically, without -20-

notice, on the effective date of any change in such rate. This rate of interest is detennined from time to time by the Bank as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class, or category of customers of the Bank. ""Projections'" shall have the meaning set forth in Section 9.9. ""Purchase Money Liens" shall mean Liens granted by a Loan Party or any Subsidiary on Equipment or Real Property acquired with the proceeds of Permitted Purchase Money Debt. ""Purchasing Lender" shall have the meaning set forth in Section Ih.dtcV "Raw Materials" shall mean goods held by a Loan Party for use in the production of Finished Goods or to serviee, repair or maintain Finished Goods sold by a Loan Party in the Ordinary Course of its Business. ""RCRA" shall mean the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901, ^ seq.' as same may be amended from time to time. ""Real Property" shall mean all of each Loan Party’s right, title and interest in and to its owned and leased premises, existing on or after the Closing Date, including, particularly, the real property identified on Schedule 5.24 ""Receivables" shall mean and include, as to each Loan Party, all of such Loan Party’s accounts, contract rights, instruments (including those evidencing indebtedness owed to Loan Parties by their respective Affiliates), doeuments, chattel paper (including electronic chattel paper), general intangibles relating to accounts, drafts and acceptances (including payment intangibles), and all other forms of obligations owing to such Loan Party arising out of or in connection with the sale or lease of Inventory or the rendition of services, all guarantees and other security therefor, whether seeured or unsecured, now existing or hereafter created, and whether or not specifically sold or assigned to Lender hereunder. ""Release" shall have the meaning set forth in Section 5.6(c)(i). ""Requirements of Law" shall mean all federal, state, provincial and local laws, rules, regulations, orders, decrees or other determinations of an arbitrator, court or other Governmental Body, including all disclosure and other requirements of ERISA, the requirements of Environmental Laws and environmental pennits, the requirements of the Federal Occupational Safety and Health Act, the requirements of the United States Department of Labor, and margin requirements, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. "Revolving Advances" shall mean Advances made under the Revolving Commitment. "Revolving Commitment" shall mean the sum of Ten Million Dollars ($10,000,000). -21 -

"'Revolving Credit Exposure"' shall mean, on any date, the sum of, on such date, of (a) the amount outstanding of Revolving Advances, and (b) the amount of Letter of Credit Obligations outstanding. "Revolving Interest Rate" shall mean an interest rate per annum equal to, as applicable: (a) the sum of the Base Rate plus the Applicable Margin, with respect to Domestic Rate Loans for Revolving Advances, or (b) the sum of the LIBOR Rate plus the Applicable Margin with respect to LIBOR Rate Loans for Revolving Advances. "Revolving Maturity Date" shall mean the third anniversary of the Closing Date, or such earlier date on which the Revolving Advances shall become due and payable, pursuant to this Agreement, whether by acceleration or otherwise. "Revolving Note" shall mean the promissory note referred to in Section 2.Ubl evidencing Indebtedness of the Borrowers to Lender arising from Revolving Advances. "Sanctioned Country" shall mean a country subject to a sanctions program identified on any list thereof maintained by OFAC, as published from time to time. "Sanctioned Person" shall mean any Person (a) named on any list of “Specifically Designated Nationals,” “Blocked Persons,” “Specifically Designated Terrorists,” “Specially Designated Narcotics Traffickers” or “Foreign Terrorist Organizations” maintained by OFAC, as published from time to time; or (b) that is (i) an agent of the government of a Sanctioned Country, (ii) an organization controlled by a Sanctioned Country, or (iii) a Person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC. "Securities" shall mean and include, as to each Loan Party, all marketable securities and investoent property owned by such Loan Party, whether now existing or hereafter created, whether certificated or uncertificated, including any held by any intermediary in any “street” name, pursuant to any custody arrangement or otherwise, together with all security entitlements. "Security Agreement" shall mean a security agreement, in form and substance satisfactory to Lender, by and among Borrowers, the Guarantors and Lender, pursuant to which each Borrower and each Guarantor grants a security interest in the collateral specified therein in favor of Lender. Shareholders" in respect of any Equity Interests, shall mean the owners and holders thereof "Subordinated Debt" shall mean Indebtedness which has been subordinated, in right of payment and claim, to the rights and claims of Lender in respect of the Obligations, on ternis satisfactory to Lender, pursuant to a Subordination Agreement. "Subordination Agreement" shall mean an agreement, satisfactory in fonn and substance to Lender, among (a) Lender, for the benefit of the Lender Parties, (b) a creditor holding Indebtedness permitted to be incurred hereunder, and (c) the Loan Parties (whether directly or by consent), setting forth the tenus by which such Indebtedness held by such creditor shall become Penuitted Subordinated Debt. -22-

''Subsidiary" shall mean a corporation or other entity of whose Equity Interests having ordinary voting power (other than Equity Interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation or other entity, or other Persons perfonning similar functions for such corporation or entity, are owned, directly or indirectly, by such Person. Unless otherwise expressly provided herein, references herein to a "Subsidiary'" or the "Subsidiaries" shall mean and refer to Subsidiaries of Loan Parties, including any not in being on the Effective Date in anticipation of their subsequent creation or acquisition in accordance with the ternis hereof Any Unrestricted Subsidiary shall not constitute a Subsidiary of any Borrower. "Swap Obligation" shall mean, with respect to any Guarantor, any obligation to pay or perfonn under any agreement, contract or transaction that constitutes a “swap” within the meaning of section la(47) of the Commodity Exchange Act. "Toxic Substance" shall mean and include any material present on the Real Property which has been shown to have significant adverse effect on human health or which is subject to regulation under the Toxic Substances Control Act (TSCA), 15 U.S.C. §§ 2601, et seq., applicable state law, or any other applicable Federal or state laws now in force or hereafter enacted relating to toxic substances, including but not limited to asbestos, polychlorinated biphenyls (PCBs) and lead-based paints. "Unfinanced Capital Expenditures" shall mean Capital Expenditures that are not funded with the proceeds of Permitted Purchase Money Debt or represented by Capitalized Lease Obligations. "Uniform Commercial Code" or "UCC shall mean the Unifomi Commercial Code as adopted in the State of New York. Unrestricted A ffiliate" means any Affiliate that is not wholly-owned by any of the Borrowers. "Unrestricted Subsidiary" means (a) Ultera Technologies Inc., and (b) any Subsidiary that is not wholly-owned by any of the Borrowers. "Value" shall mean, as determined by Lender in its Permitted Discretion, (a) with respect to Eligible Receivables, the gross face amount of Eligible Receivables less the sum of (i) sales, excise or similar taxes included in the amount thereof and (ii) returns, discounts, claims, credits, charges and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed with respect thereto; and (b) with respect to Eligible Inventory, the lower of (i) its cost computed on a first-in first-out (FIFO) basis in accordance with GAAP or (ii) its market value. "Vardakas DismissaU shall mean that the Vardakas Litigation has been dismissed pursuant to a final, non-appealable judgment issued by a court of competent jurisdiction or following the execution of a settlement agreement regarding the litigation and the dismissal of the Vardakas Litigation with prejudice. -23 -

''Vardakas Litigation” means the litigation filed on Febmary 15, 2017 in the US District Court of the District of Massachusetts as Lee Vardakas, et al. v. American DG Energy Inc. (Case No. l:17-cv-10247). ^'Warehouse Locations” means the public warehouses located in the places listed in Schedule 1.2 and in which any Loan Party stores Inventory. "'WBCC' shall have the meaning set forth in the preamble to this Agreement; and shall include its successors and assigns. 2. AD VANCES, PA YMENTS. 2.1 Revolving Advances. (a) Subject to the terms and conditions set forth in this Agreement, during the Availability Period, Lender will make Revolving Advances to the Loan Parties, and, subject to the terms of this Agreement and the Letter of Credit Agreement, the Lender will cause Letters of Credit to be issued by the Issuer for the account of the Loan Parties, provided that (A) the aggregate amount of the Revolving Credit Exposure, after giving effect to such requested Revolving Advances or Letters of Credit shall not exceed the lesser of (1) the Revolving Commitment or (2) the Borrowing Base (such lesser sum being called herein the "'Maximum Revolving Advance Amount') and (B) the Letter of Credit Obligations shall not exceed the Letter of Credit Sublimit. (b) The Revolving Advances shall be evidenced by a secured promissory note issued to Lender in a principal amount equal to the Revolving Commitment substantially in the form attached hereto as Exhibit 2.1. 2.2 Procedure for Borrowing. (a) Borrowing Representative, on behalf of Loan Parties, shall notify Lender (i) prior to 11:00 a.m. on a Business Day of a Loan Party’s request to specify, on that day, a Domestic Rate Loan and (ii) prior to 11:00 a.m. at least three (3) Business Days of a Loan Party’s request for a LIBOR Rate Loan and, in each case shall specify: (1) the date of the proposed borrowing (which shall be a Business Day), (2) the type of borrowing and the amount on the date of such Advance to be borrowed, which amount, in the case of any LIBOR Rate Loan, shall be an integral multiple of One Hundred Thousand and 00/100 Dollars ($100,000), and (3) whether the Loan is a Domestic Rate Loan or a LIBOR Rate Loan. If requested by Lender, each notice of borrowing shall be made (or confirmed after telephonic notice) in writing in such form as may be required or approved by Lender from time to time. -24-

Notwithstanding the foregoing, however, unless otherwise approved by Lender, no LIBOR Rate Loan shall be made available to Loan Parties (A) until four (4) days after the Closing Date, or, in any event, (B) after the occurrence and during the continuance of an Event of Default. (b) Loan Parties agree that in the event any interest, fees or other charges under this Agreement or any other agreement with any Lender Party, or with respect to any other Obligation, are not paid when due. Loan Parties shall be deemed to have requested a Revolving Advance as of the date such payment is due, in the amount required to pay in full such interest, fee, charge or Obligation under this Agreement or any other agreement with any Lender Party, and such request shall be irrevocable. Lender shall cause the proceeds of such Revolving Advance to be paid to such Person. (c) There shall not be outstanding at any time more than five (5) LIBOR Rate Loans. Borrowing Representative shall elect the duration of each succeeding Interest Period by giving irrevocable written notice to Lender of such duration not less than three (3) Business Days prior to the last day of the then current Interest Period applicable to such LIBOR Rate Loan. If Lender does not receive timely notice of the Interest Period elected by Borrowing Representative, Loan Parties shall be deemed to have elected to convert to a Domestic Rate Loan subject to Section 3.2('b’). 2.3 Disbursement of Revolving Advance Proceeds. (a) All Advances shall be disbursed from whichever office or other place Lender may designate from time to time and, together with any and all other Obligations of Loan Parties to Lender, shall be charged to Borrowers’ Account on Lender’s books. During the Availability Period, Borrowers may use the Revolving Advances by borrowing, prepaying and re-borrowing same, all in accordance with the terms and conditions hereof The proceeds of each Revolving Advance made by Lender shall be made available to the applicable Borrower by way of credit to such Borrower’s operating account at the Bank or at such other bank as Borrowing Representative may designate following notification to Lender, in immediately available federal funds or other immediately available funds or be disbursed to Lender to be applied to the outstanding Obligations giving rise to any deemed request. (b) Any sums expended by Lender due to any Loan Party’s failure to perfonn or comply with its obligations under this Agreement or any other Credit Document, may be charged to Borrower’s Account as a Revolving Advance and added to the Obligations. 2.4 Maximum Revolving Advances. The aggregate balance of all Revolving Advances and all Letter of Credit Obligations at any time shall not exceed the Maximum Revolving Advance Amount at such time. 2.5 Advance Requests. In the event that Borrower (or Borrowing Representative, on their behalf) shall request that Lender make any Advance to Borrowers either prior to that date on which, pursuant hereto. Lender has agreed to make such Advance available to Borrowers te.g.. prior to the expiration of at least three (3) Business Days after notice, in respect of LIBOR Rate Loans, or, alternatively, after any deadline has passed for Borrowers making of such request on a timely basis pursuant hereto; after 11:00 a.m. on a Business Day in respect of requests -25 -

for Revolving Advances being made as Domestic Rate Loans), Lender may make such requested Advances (a) in its sole discretion on such Business Day or (b) if not, on the next Business Day. 2.6 Scheduled Payment ofAdvances and Other Obligations. (a) All Revolving Advances shall be due and payable in full on the Revolving Maturity Date, subject to earlier prepayment, in whole or in part, as provided in this Agreement or in any other Credit Document. (b) All payments and reimbursement obligations of the Borrowers with respect to Letters of Credit shall be due and payable on the date payment thereof is made by the Lender or the Issuer. (c) All payments of principal, interest, fees, all payments and reimbursement obligations with respect to Letters of Credit and other amounts payable hereunder, or under any of the other Credit Documents shall be made to Lender at the Payment Office not later than 1:00 p.m. on their due date in lawful money of the United States of America in federal funds or other funds immediately available to Lender. Lender shall have the right to obtain payment on any and all Obligations due and owing hereunder by charging Loan Borrowers Account or by making Revolving Advances as provided in Section 2.2fa). (d) Borrowers agree to pay principal, interest, fees and all other amounts payable hereunder, or under any other Credit Documents as and when due, without any deduction whatsoever, including, without limitation, any deduction for any right of offset, discount, charge-back or counterclaim. 2.7 Voluntary Prepayments (a) The Revolving Advances, may be at the option of Loan Parties, upon one (1) Business Day’s prior written notice in the case of a Domestic Rate Loan and three (3) Business Days’ prior written notice, in the case of a LIBOR Rate Loan prepaid, in whole at any time or in part from time to time, without premium or penalty, but with accrued interest on the principal being prepaid to the date of such repayment and subject to payment of any amounts due under Section 3.11. Loan Parties shall specify the date of prepayment of Advances which are LIBOR Rate Loans and the amount of such prepayment. 2.8 Mandatory Prepayments. (a) Prepayment of Overadvances. Loan Parties agree, at any time that the Revolving Credit Exposure outstanding exceeds the Maximum Revolving Advance Amount at such time (herein "'Overadvances''), to prepay the Overadvances by an amount equal to such excess, immediately and without the necessity of any demand, at the Payment Office, whether or not a Default or Event of Default has occurred. (b) Prepayments from Net Proceeds, (i) In the event any Loan Party receives Net Proceeds as a result of: (1) the issuance of any Equity Interests for cash, or -26-

(2) the incurrence of any Indebtedness not otherwise expressly pennitted in Section 7.8, or (3) the sale or other disposition of any Collateral other than Inventory in the Ordinary Course of Business, or (4) an insured loss in respect of any Collateral or awards in respect of any condemnation of collateral, or (5) obtains any Extraordinary Receipts, then. Loan Parties shall repay the Advances in an amount equal to the Net Proceeds promptly but in no event more than two (2) Business Days following receipt of such Net Proceeds, and until the date of payment, such proceeds shall be held in trust for Lender. (ii) The provisions of this Section 2.8 shall not be deemed to be an implied consent to any such issuance, incurrence, sale or disposition otherwise prohibited by the terms and conditions hereof 2.9 Application of Payments (a) Prepayments required to be made under Section 2.8 from Net Proceeds, if derived from other than the sale of Inventory or sale or collection of Receivables, shall be applied to Revolving Advances in such order as Lender may determine, without reduction, however, in Borrowers’ ability to reborrow Revolving Advances in accordance with the terms hereof (b) , After the occurrence and during the occurrence of any Event of Default, the Lender may apply Net Proceeds and any other amounts it may receive, including amounts from the proceeds of Collateral, to such Advances and other Obligations as the Lender deems appropriate in its sole discretion. (c) The Lender agrees that, if the application of any voluntary prepayment or mandatory prepayment would result in a payment becoming due under Section 3.11, then the Lender will, at the request of the Borrowers and so long as no Event of Default has occurred and is continuing, hold such prepayment as cash collateral for the payment of the Obligations until the earlier of (i) the date on which the application of any such prepayment would not result m a payment becoming due under Section 3.11 or (ii) the occurrence of an Event of Default. 2.10 Use of Proceeds. Loan Parties shall use: (a) the proceeds of any Revolving Advances made on the Closing Date to pay the Existing Loans, to pay closing costs and expenses associated with this transaction, and for the respective working capital needs of the Borrowers. (b) the proceeds of Revolving Advances made on and after the Closing Date to provide for their respective working capital needs or for other legitimate business purposes which are not in contravention of any terms or conditions hereof -27-

(c) Letters of Credit for general corporate purposes of the Loan Parties and Guarantors. 2.11 Statement ofAccount. (a) Lender shall maintain, in accordance with its customary procedures, a loan account {"'Borrowers’ Account’) in the name of Borrowers in which shall be recorded the date and amount of each Advance made by Lender and the date and amount of each payment in respect thereof; provided, however, that the failure by Lender to record the date and amount of any Advance shall not adversely affect Lender. (b) Each month. Lender shall send to Borrowing Representative a statement showing the accounting for the Advances made, payments made or credited in respect thereof, and other transactions between Lender and Borrowers, during such month. (c) The monthly statements shall be deemed correct and binding upon Borrowers in the absence of manifest error and shall constitute an account stated between Lender and Borrowers unless Lender receives a written statement of Borrowers’ specific exceptions thereto within thirty (30) days after such statement is received by Borrowing Representative. The records of Lender with respect to Borrowers’ Account shall be conclusive evidence absent manifest error of the amounts of Advances and other charges thereto and of payments applicable thereto. 2.12 Manner of Payment. Except as otherwise may be expressly provided in Section 4, all payments (including prepayments) to be made by Borrowers on account of principal, interest and fees in respect of Advances or otherwise shall be made to Lender at the Payment Office, in each case on or prior to 1:00 p.m., in Dollars and in immediately available funds, without any right of offset, discount, charge-back or counterclaim. 2.13 Letters of Credit. (a) (i) Subject to the terms and conditions set forth herein, the Lender agrees to cause the Issuer (1) from time to time on any Business Day during the period from the Closing Date until thirty days prior to the Revolving Maturity Date, to issue Letters of Credit for the account of the Borrowers, and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.13(b) below, and (2) to honor drawings under the Letters of Credit; provided that after giving effect to the issuance of any Letter of Credit, (x) the Revolving Exposure shall not exceed the lesser of the Revolving Commitment and the Borrowers Base, and (y) the outstanding amount of the Letter of Credit Obligations shall not exceed the Letter of Credit Sublimit. Each request by the Borrowing Representative for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrowers that the Letter of Credit so requested complies with the conditions set forth in the proviso to the preceding sentence. -28-

(ii) No Letter of Credit shall be issued if: (1) the expiry date of a requested standby Letter of Credit would occur more than twelve months after the date of issuance, unless the Lender has approved such expiry date; or (2) the expiry date of a requested trade Letter of Credit would occur more than 180 days after the date of issuance, unless the Lender has approved such expiry date; (3) the expiry date of any Letter of Credit is later than thirty (30) days prior to the Revolving Maturity Date (iii) No Letter of Credit shall be issued if: (1) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuer from issuing such Letter of Credit, or any Law applicable to the Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuer shall prohibit, or request that the Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuer in good faith deems material to it; (2) the issuance of such Letter of Credit would violate one or more policies of the Issuer applicable to letters of credit generally; (3) such Letter of Credit is to be denominated in a currency other than Dollars; (4) unless otherwise agreed by the Lender and the Issuer pursuant to this Agreement, such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or (iv) The Issuer shall not amend any Letter of Credit if (A) the Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the tenns hereof or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit. (b) Procedures for Issuance and Amendment of Letters of Credit; Auto- Extension Letters of Credit. (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrowing Representative delivered to the Issuer (with a copy to the Lender) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrowing Representative. Such Letter of Credit Application must be received by the Issuer and the Lender not later than 11:00 a.m. at -29-

least two Business Days (or such other date and time as the Lender and the Issuer may agree in a particular instance in their reasonable discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in fonn and detail reasonably satisfactory to the Lender and the Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the Lender or Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the Lender and the Issuer: (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the Lender or the Issuer may require. Additionally, the Borrowing Representative shall furnish to the Issuer and the Lender such other documents and information pertaining to such requested Letter of Credit issuance or amendment, and any Issuer Documents (including, if requested by the Issuer, a Letter of Credit Agreement), as the Issuer or the Lender may require. (ii) Promptly after receipt of any Letter of Credit Application, the Issuer will confirm with the Lender (by telephone or in writing) that the Lender has received a copy of such Letter of Credit Application from the Borrowing Representative and, if not, the Issuer will provide the Lender with a copy thereof Unless the Issuer has received written notice from the Lender or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Section 10 in the case of an issuance on the Closing Date or Section 10.2 in the case of any issuance thereafter shall not then be satisfied, then, subject to the temas and conditions hereof, the Issuer shall, on the requested date, issue a Letter of Credit for the account of the applicable Loan Party or enter into the applicable amendment, as the case may be, in each case in accordance with the Issuer’s usual and customary business praetiees. (iii) If the Borrowing Representative so requests in any applicable Letter of Credit Application, the Issuer may, in its sole and absolute diseretion, agree to issue a standby Letter of Credit that has automatic extension provisions (each, an "'■Auto- Extension Letter of Crediff, provided that any such Auto-Extension Letter of Credit must permit the Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such standby Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the ""Non-Extension Notice Date"') in each such twelve-month period to be agreed upon at the time such standby Letter of Credit is issued. Unless otherwise directed by the Lender or the Issuer, the Borrowing Representative shall not be required to make a specific request to the Lender or the Issuer for any sueh extension. Once an Auto- Extension Letter of Credit has been issued, the Lender shall be deemed to have authorized (but may not require) the Issuer to penuit the extension of such standby Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the Lender shall -30-

instruct the Issuer not to perniit any such extension if (A) the Issuer has determined that it would not be pennitted, or would have no obligation, at such time to issue such standby Letter of Credit in its revised form (as extended) under the temis hereof or (B) the Issuer has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the Lender that it has elected not to permit such extension or (2) from the Lender or the Borrowing Representative that one or more of the applicable conditions specified in Section 10,02 is not then satisfied, and in each such case directing the Issuer not to permit such extension. (c) Drawings and Reimbursements. Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the Issuer shall notify the Borrowing Representative and the Lender thereof not less than one (1) Business Day prior to the Honor Date (as defined below); provided, however, that any failure to give or delay in giving such notice shall not relieve the Loan Parties of their obligation to reimburse the Issuer and the Lender with respect to any such payment. On the date of any payment by the Issuer under a Letter of Credit (each such date, an ''Honor Date'"), the Borrowers shall reimburse the Issuer for the amount of the such drawing. (d) Applicability of ISP and UCP 600. Unless otherwise expressly agreed by the Issuer and the Borrowing Representative when a Letter of Credit is issued, (i) the rules of the ISP and the UCP 600 shall apply to each standby Letter of Credit, and (ii) the rules of the UCP 600 shall apply to each trade Letter of Credit. (e) Documentary and Processing Charges Payable to Issuer, The Borrowers shall pay to the Lender for the benefit of the Issuer, any and all reasonable and customary fees and expenses as expressly agreed upon by the Issuer and the Borrowing Representative in conneetion with any Letter of Credit, including, without limitation, in connection with the opening, amendment, or renewal of any such Letter of Credit and any acceptances created thereunder and shall reimburse the Lender for any and all reasonable and customary fees and expenses, if any, paid by the Lender to the Issuer. Any such charge in effect at the time of a particular transaction shall be the charge for that transaction, notwithstanding any subsequent change in the Issuer’s prevailing eharges for that type of transaction. All fees payable hereunder shall be deemed earned in full on the date when the same are due and payable hereunder and shall not be subject to rebate or proration upon the tennination of this Agreement for any reason. (f) Cash Collateral for Letters of Credit, (i) If the Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an Letter of Credit Obligation that remains outstanding, if, as of the Letter of Credit Expiration Date, any Letter of Credit Obligation for any reason remains outstanding, or during any time that an Event of Default exists and is continuing, on demand of the Lender the Borrowers will cause cash to be deposited and maintained in an account with the Lender, as cash collateral {"Cash CollateraF), in an amount equal to one hundred five percent (105%) of the undrawn face amount of any outstanding Letters of Credit, and each Borrower hereby irrevocably authorizes the Lender, in its reasonable discretion, on such Borrower’s behalf and in such Borrower’s name, to open such an account and to make and maintain deposits therein, or in an account opened by such Loan Party, in the amounts required to be made by such Borrower, out of the proceeds of Collateral or out of -31 -

any other funds of such Borrower coming into the Lender’s possession at any time. No Borrower may withdraw amounts credited to any such account except upon the irrevocable payment and perfonnance in full of all Obligations and termination of this Agreement. (ii) For purposes of this Agreement, “Cash Collateralize” means to grant a security interest in and deposit with or deliver to the Bank, for the benefit of the Issuer and the Lender, as collateral for the Letter of Credit Obligations, cash or deposit account balances in an amount equal to 105% of the outstanding amount of all Letter of Credit Obligations pursuant to documentation in form and substance reasonably satisfactory to the Lender and the Issuer. The Borrowers hereby grant to the Lender a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked, non-interest bearing deposit accounts at the Bank. If at any time the Lender reasonably determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than the Lender or that the total amount of such funds is less than the aggregate outstanding amount of all Letter of Credit Obligations, the Borrowers will, forthwith upon demand by the Lender, pay to the Lender, as additional funds to be deposited as Cash Collateral, an amount equal to the excess of (x) such aggregate outstanding amount over (y) the total amount of funds, if any, then held as Cash Collateral that the Lender reasonably determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied to reimburse the Issuer and, to the extent not so applied, shall thereafter be applied to satisfy other Obligations in accordance with the terms of this Agreement. (g) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the tenns of any Letter of Credit Agreement, the terms of the Letter of Credit Agreement shall control. 2.14 Reimbursement and Payments Obligations. The obligation of the Borrowers to reimburse the Issuer for each drawing under each Letter of Credit shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following: (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Credit Document and irrespective of any set off, counterclaim or defense to payment which any Borrower may have or have had against any beneficiary, the Lender or any other Person; (ii) the existence of any claim, counterclaim, setoff, defense or other right that the Borrowers may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by sueh Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; -32-

(iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) any payment by the Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Bankruptcy Action; (V) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrowers or any of their Subsidiaries; or (Vi) the fact that any Event of Default shall have occurred and be continuing. 3. INTEREST AND FEES. 3.1 Interest. (a) Interest on Advances shall be payable to Lender in arrears on each Interest Payment Date for such Advance. (b) Interest charges shall be computed on the actual principal amount of Advances outstanding during the month (the ""Monthly Advances'") at a rate per annum equal to: (i) Revolving Interest Rate with respect to Revolving Advances; and (ii) Upon the occurrence and during the occurrence of an Event of Default, the Obligations shall bear interest at the applicable rates set forth in Section 3.1(a) plus an additional two (2%) percent per annum (as applicable, the "Default Rate"). All such interest shall be payable on demand. 3.2 Continuations and Conversions. (a) Borrowers may, provided that no Default or Event of Default shall have occurred and be continuing, on the last Business Day of the then current Interest Period applicable to any outstanding LIBOR Rate Loan, or on any Business Day with respect to Domestic Rate Loans, elect to continue a LIBOR Rate Loan with a new Interest Period specified by Borrowing Representative or convert any such Loan into a Domestic Rate Loan, provided that any conversion of a LIBOR Rate Loan shall be made only on the last Business Day of the then current Interest Period applicable to such LIBOR Rate Loan. -33 -

(b) If a Borrower desires to convert a Loan, Bon'owing Representative shall give Lender not less than three (3) Business Days’ prior written notice to convert from a Domestic Rate Loan to a LIBOR Rate Loan or one (1) Business Day’s prior written notice to convert from a LIBOR Rate Loan to a Domestic Rate Loan, specifying the date of such conversion, the Loans to be converted and if the conversion is from a Domestic Rate Loan to a LIBOR Rate Loan, the duration of the first Interest Period therefor. After giving effect to each such conversion, there shall not be outstanding more than five (5) LIBOR Rate Loans in the aggregate. 3.3 Closing Fee. The Borrowers shall pay to the Lender a closing fee in the amount of $75,000 (the ‘^"Closing Fee"') which shall be paid on the Closing Date. 3.4 Unused Line. If, for any calendar month (or portion thereof) during the Tenn, the average daily unpaid balance of Revolving Advances and Letters of Credit outstanding for each day of such monthly period does not equal Maximum Revolving Advance Amount as in effect on the first day of such monthly period, then Borrowers shall pay to Lender a fully earned, nonrefundable fee equal to one half pereent (0.500%), determined on a per annum basis, on the amount by which the Maximum Revolving Advance Amount exceeds sueh average daily unpaid balance of outstanding Revolving Advanees and Letters of Credit for such monthly period. Such fee shall be due and payable monthly in arrears, commencing on the first day of the first calendar month following the Closing Date, and continuing thereafter on the first day of each succeeding calendar month through the end of the Term. The initial fee shall be determined based on the period from the Closing Date to the end of the calendar month containing the Closing Date. 3.5 Letter of Credit Fee. The Borrowers shall pay to Lender a Letter of Credit Fee (the ""Letter of Credit Fee'") for each trade Letter of Credit and each standby Letter of Credit equal to 3.00% times the average daily amount available to be drawn under such trade Letter of Credit or standby Letter of Credit. Letter of Credit Fees shall be (a) due and payable in arrears on the first Business Day of each April, July, October and January, commencing with the first such date to occur after the issuance of such Letter of Credit, on the expiry date of such Letter of Credit and thereafter on demand and (b) computed based on a 360 day year. The Borrowers shall further pay to the Issuer for its own account such other customary commissions, fronting fees, transfer fees, issuance, processing and honoring and amending a Letter of Credit and other fees and eharges in conneetion with the issuance or administration of the Letters of Credit as the Loan Parties and the Issuer shall agree. The Borrower shall be required to pay Letter of Credit Fees only if it requests the issuance of a Letter of Credit. 3.6 Collateral Evaluation Fee. Monthly, eommeneing on the first day of the first calendar month following the Closing Date, and continuing on the same day of each succeeding calendar month until this Agreement is tenninated. Borrowers shall pay to Lender a collateral evaluation fee equal in amount to One Thousand Dollars ($1,000.00) per month which shall be fully earned and non-refundable upon payment. 3.7 Collateral Audit Fees. Borrowers shall pay to Lender, within five (5) days of Borrowers’ receipt of an invoice therefor, audit fees in connection with each field collateral audit conducted by Lender equal in amount to Lender’s customary per diem charges for such field audit (which as of the Closing Date, equal to Nine Hundred Fifty Dollars ($950.00) per diem per -34-

internal auditor, subject to change from time to time thereafter) or the per diem rate charged by outside auditors, plus, in each case, out-of-pocket expenses. 3.8 Computation of Interest and Fees; Collection Days. Interest and per annum fees hereunder shall be computed on the basis of a year of 360 days and for the actual number of days elapsed. If any payment to be made hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable Contract Rate during such extension. For purposes of computing interest and any fees based on the amount of Revolving Advances outstanding from time to time, one (1) additional collection day shall be charged, effective from the Application Date. 3.9 Maximum Charges. In no event whatsoever shall interest and other charges charged hereunder exceed the highest rate permissible under law. In the event interest and other charges as computed hereunder would otherwise exceed the highest rate pennitted under law, such excess amount shall be first applied to any unpaid principal balance owed by Borrowers, and if the then remaining excess amount is greater than the previously unpaid principal balance, Lender shall promptly refund such excess amount to Borrowers and the provisions hereof shall be deemed amended to provide for such permissible rate. 3.10 Indemnification. Each Loan Party shall indemnify Lender and hold Lender harmless from and against any and all losses or expenses that Lender may sustain or incur as a consequence of any prepayment, conversion of or any default by any Loan Party in the payment of the principal of or interest on any LIBOR Rate Loan or failure by any Borrower to complete a borrowing of, a prepayment of or conversion of or to a LIBOR Rate Loan after notice thereof has been given, including, without limitation, any interest payable by Lender to any lender of funds obtained by it in order to make or maintain its LIBOR Rate Loans hereunder. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Lender to Borrowing Representative shall be conclusive absent rnanifest error. Anything to the contrary contained herein notwithstanding, neither Lender nor any Participant is required actually to acquire LIBOR deposits to fund or otherwise match fund any Obligation as to which interest accrues at the LIBOR Rate. 3.11 Increased Costs. In the event that any applicable law, treaty or governmental regulation, or any change therein or in the interpretation or application thereof, or compliance by any Lender (for purposes of this Section, the term “Lender” shall include Lender, any Lender Party and any corporation or bank controlling Lender) and the office or branch where Lender makes or maintains any LIBOR Rate Loans with any request or directive (whether or not having the force of law) from any central bank or other financial, monetary or other authority, shall: (a) subject Lender to any tax of any kind whatsoever with respect to this Agreement or any other Credit Document or change the basis of taxation of payments to Lender of principal, fees, interest or any other amount payable hereunder or under any other Credit Documents (except for changes in the rate of tax on the overall net income of Lender by the jurisdiction in which it maintains its principal office); or -35 -

(b) impose, modify or hold applicable any reserve, special deposit, assessment or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any offiee of Lender, including (without limitation) pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or impose on Lender or the London interbank LIBOR market any other condition with respect to this Agreement or any other Credit Document; and the result of any of the foregoing is to increase the cost to Lender of making, renewing or maintaining its Advances hereunder by an amount that Lender deems to be material or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any of the Advances by an amount that Lender deems to be material, then, eaeh and any such case; then Borrowers shall promptly pay Lender, upon its demand, such additional amount as will compensate Lender for such additional cost or such reduction, as the case may be, provided that the foregoing shall not apply to increased costs which are reflected in the LIBOR Rate. Lender shall certify the amount of such additional cost or reduced amount to Borrowers, and such certification shall be conelusive absent manifest error. For purposes hereof, of Section 3.13 and of Section 3.14, (x) the Dodd-Frank Wall Street Refonn and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or direetives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in eaeh case pursuant to Basel III, shall, in either case, be deemed a “change in law”, regardless of the date enacted, adopted or issued. 3.12 Additional Costs. Notwithstanding any other provision hereof, if any applieable law, treaty, regulation or directive, or any change therein or in the interpretation or application thereof, shall make it unlawful for Lender (for purposes of this Section, the term '"Lender” shall inelude Lender and the offiee or branch where Lender or any corporation or the Bank makes or maintains any LIBOR Rate Loans) to make or maintain its LIBOR Rate Loans, the obligation of Lender to make LIBOR Rate Loans hereunder shall forthwith be cancelled, and Borrowers shall, if any affected LIBOR Rate Loans are then outstanding, promptly upon request from Lender, either pay all such affected LIBOR Rate Loans or convert such affected LIBOR Rate Loans into Domestic Rate Loans. If any such payment or conversion of any LIBOR Rate Loan is made on a day that is not the last day of the Interest Period applicable to such LIBOR Rate Loan, Borrowers shall pay Lender, upon Lender’s request, such amount or amounts as may be neeessary to compensate Lender for any loss or expense sustained or incurred by Lender in respect of such LIBOR Rate Loan as a result of such payment or eonversion, including (but not limited to) any interest or other amounts payable by Lender to a lender of funds obtained by Lender in order to make or maintain such LIBOR Rate Loan. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Lender to Borrowing Representative shall be conclusive absent manifest error. 3.13 Capital Adequacy. In the event that Lender shall have detennined that any applicable law, rule, regulation or guideline regarding eapital adequaey or liquidity, or any change therein, or any change in the interpretation or administration thereof by any Governmental Body, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Lender (for purposes of this Section, the term “Lender” shall include Lender, any Lender Party and any corporation or bank controlling Lender) and the -36-

office or branch where Lender (as so defined) makes or maintains any LIBOR Rate Loans with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Lender’s capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender’s policies with respect to capital adequacy) by an amount deemed by Lender to be material, then, from time to time. Borrowers shall pay upon demand to Lender such additional amount or amounts as will compensate Lender for such reduction. In detennining such amount or amounts. Lender may use any reasonable averaging or attribution methods. The protection of this Section shall be available to Lender regardless of any possible contention of invalidity or inapplicability with respect to the applicable law, regulation or condition. A certificate of Lender setting forth such amount or amounts as shall be necessary to compensate Lender with respect to this Section when delivered to Borrowing Representative shall be conclusive absent manifest error. 3.14 Inadequate Basis For Determining LIBOR Rate. In the event that Lender shall have determined that either; (a) reasonable means do not exist for ascertaining the LIBOR Rate or for any Interest Period; or (b) Dollar deposits in the relevant amount and for the relevant maturity are not available in the London interbank LIBOR market, with respect to an outstanding LIBOR Rate Loan, a proposed LIBOR Rate Loan, or a proposed conversion of a Domestic Rate Loan into a LIBOR Rate Loan; or (c) the indices on which interest rates for LIBOR Rate Loans are based no longer represent the effective cost to Lender for Dollar deposits in the relevant market; then Lender shall give Borrowing Representative prompt written, telephonic or telegraphic notice of such determination. If such notice is given, (i) any such requested LIBOR Rate Loan shall be made as a Domestic Rate Loan, unless Borrowing Representative shall notify Lender no later than 10:00 a.m. two (2) Business Days prior to the date of such proposed borrowing, that its request for such borrowing shall be cancelled or made as an unaffected type of LIBOR Rate Loan, (ii) any Domestic Rate Loan, or any LIBOR Rate Loan which was to have been converted to an affected type of LIBOR Rate Loan shall be continued as or converted into a Domestic Rate Loan, or, if Borrowing Representative shall notify Lender, no later than 10:00 a.m. two (2) Business Days prior to the proposed conversion, shall be maintained as an unaffected type of LIBOR Rate Loan, and (iii) any outstanding affected LIBOR Rate Loans shall be converted into a Domestic Rate Loan, or, if Borrowing Representative shall notify Lender, no later than 10:00 a.m. two (2) Business Days prior (a) to the last Business Day of the then current Interest Period applicable to such affected LIBOR Rate Loan, or (b) the date of the conversion of, shall be converted into an unaffected type of LIBOR Rate Loan, on the last Business Day of the then current Interest Period for such affected LIBOR Rate Loans. Until such notice has been withdrawn. Lender shall have no obligation to make an affected type of LIBOR Rate Loan, maintain outstanding affected LIBOR Rate Loans, and no Borrower shall have the right to convert a Domestic Rate Loan or an unaffected type of LIBOR Rate Loan into an affected type of LIBOR Rate Loan. 3.15 Yield Maintenance. In the event that Lender shall detennine, in good faith, at any time or from time to time hereafter, that the Base Rate component of any Contract Rate charged on any Domestic Rate Loan outstanding does not adequately and fairly reflect the cost to Lender of maintaining such Domestic Rate Loan by an amount that Lender detennines to be material, then Lender shall have the right to assess and collect an interest surcharge that Lender, -37-

in good faith, determines to be sufficient in an amount to compensate Lender for its loss of yield, by giving notice to Borrowing Representative to such effect. Lender may use reasonable attribution and averaging methods in detennining the amount of such surcharge. Such surcharge shall be billed and collected monthly by Lender as additional interest on each such Domestic Rate Loan, as provided in Section 3.1. 3.16 Late Charges. In the event that Borrowers shall fail to deliver to Lender any Borrower Reports as and when required to be delivered to Lender pursuant hereto or to any other Credit Document in the form and content so required pursuant hereto or to any other Credit Document to be delivered, then, in addition to (and not in limitation of) all other rights and remedies accorded to Lender as a result of such Default, Lender may impose, if a Loan Party Report is not delivered within ten (10) days of the due date thereof, a late charge in the amount of One Hundred Fifty Dollars ($150) per day per delayed Loan Party Report until its delivery. 3.17 Facility Fee. Quarterly, commencing on the last day of the first calendar quarter following the Closing Date, and continuing on the same day of each succeeding calendar quarter until this Agreement is terminated. Borrowers shall pay to Lender a fully earned, nonrefundable facility fee equal to the difference (if positive) between (a) $37,500 and (b) the sum of the following during such quarter: (i) interest accrued during such period at the non-Default Rate equal to the margin component of the applicable Contract Rate and (ii) Unused Line Fees under Section 3.4, but exclusive of any such amounts paid to the Lenders with respect thereto, payable solely to WBCC within five (5) business days of the last day of each such month. Any interest at the Default Rate and any amendment, waiver, default or similar fee not expressly provided for in this Agreement or the Other Documents shall be excluded for purposes of the foregoing calculation. 4. CASH MANA CEMENT A GR FEMENTS. 4.1 Lock-Box Accounts. Each Borrower shall, upon the request of the Lender, promptly establish one or more post office boxes {"'■Lock-Boxes’') and deposit accounts associated therewith (the ""Lock-Box Accounts” or a " Lock-Box Account”) pursuant to one or more lock-box agreements, each to be in form and substance satisfactory to Lender (the ""Lock- Box Agreements” or a ""Lock-Box Agreement”) with the Bank or, subject to Lender’s prior approval, another financial institution as is acceptable to Lender (a ""Lock-Box Bank”) which shall be used for the sole and exclusive purpose of concentrating the collection of all remittances on Receivables and proceeds of other Collateral. All amounts on deposit in the Lock-Box Account, once established, shall be transferred on a daily basis to the Concentration Account by wire transfer of immediately available funds in a manner satisfactory to Lender. Unless otherwise agreed to by Lender, each Lock-Box Bank shall acknowledge and agree, pursuant to its respective Lock-Box Agreement, that all payments and deposits made to its Lock-Box Account are Collateral for the Obligations under this Agreement; that such Lock-Box Bank has no right to set off against its Lock-Box Account, except as expressly provided in its respective Lock-Box Agreement; and that such Lock-Box Bank will wire transfer immediately available funds, in a manner satisfactory to Lender, funds deposited into its Lock-Box Account to the Concentration Account on a daily basis as soon as such funds are collected. Each Borrower agrees that all payments, whether by cash, check, wire transfer or any other instrument on deposit in each Lock-Box Account, Blocked Account and the Concentration Account shall be -38-

treated as Collateral for the Obligations under this Agreement, and that Borrowers shall not have any right to withdraw any funds from any Lock-Box Account, any Blocked Account or the Concentration Account. Each Borrower shall notify all Customers of such Borrower to remit directly all payments of Receivables and other payments constituting proceeds of Collateral to an applicable Lock-Box in the form received for deposit in the associated Lock-Box Account; and Borrowers shall not, without obtaining the prior consent of Lender, establish any Deposit Accounts, other than the Lock-Box Accounts, any Blocked Accounts and the Concentration Account, pursuant to which payments on account of Receivables are made to or on behalf of any of Borrowers. In addition. Borrowers shall not modify in any respect, without the prior consent of Lender, any Lock-Box Agreement or other arrangement relating to the Lock-Box Account or the Concentration Account. Unless otherwise expressly provided in a Lock-Box Agreement, Lender shall have no responsibility for the maintenance of any Lock-Box Account, including the payment of any fees thereunder. 4.2 Blocked Accounts. (a) On or before the Closing Date, Borrowers shall establish and thereafter maintain one or more Deposit Accounts of Borrowers with the Bank as blocked accounts {""Blocked Accounts'" or a ""Blocked Account") pursuant to an agreement (collectively, ""Blocked Account Agreements" or a ""Blocked Account Agreement") with the Bank (collectively, ""Blocked Account Banks" or a ""Blocked Account Bank") into which Borrowers shall remit and deposit payments on Receivables and other proceeds of Collateral. All amounts on deposit in the Blocked Account shall be held in the Blocked Account and applied in accordance with this Agreement. Unless otherwise agreed to by Lender, each Blocked Account Bank shall acknowledge and agree pursuant to its respective Blocked Account Agreement that all payments and deposits made to its Blocked Account are Collateral for the Obligations under this Agreement; that such Blocked Account Bank has no right to set off against its Blocked Account except as expressly provided in its Blocked Account Agreement. Each Borrower agrees that all payments, whether by cash, check, wire transfer or other instruments of deposit in the Blocked Account shall be treated as Collateral for the Obligations under this Agreement, and that Borrowers shall not have any right to withdraw any funds from such Account. Borrowers shall not modify in any respect, without the prior written consent of Lender, the Blocked Account Agreement or any other arrangement relating to any Blocked Account. Unless otherwise expressly permitted in a Blocked Account Agreement, Lender shall have no responsibility for the maintenance of any Blocked Account Agreement, including the payment of any fees thereunder. (b) the Borrowers agree, as soon as practicable and in any event within thirty (30) days of the Closing Date, to cause all payments of Receivables and other Collateral to be deposited in, and remitted exclusively to, the Blocked Accounts at the Bank and to use any other accounts maintained by the Borrowers solely to make disbursements of the proceeds of Advances made by the Lender. 4.3 Pledged Accounts. In addition to the requirements set forth in Section 4,1 and Section 4.2, each Borrower shall cause all Deposit Accounts existing on the Closing Date or subsequently (with Lender’s approval) coming into existence, other than the accounts described in Schedule 5.25 hereof and any constituting a Lock-Box Account or a Blocked Account (herein, a ""Pledged Account"), to be made the subject of a tri-party agreement among such -39-

Borrower, the bank having such Pledged Account and Lender, to be in form and substance reasonably satisfactory to Lender (a "'Pledged Account Agreement), pursuant to which the pledge of such Pledged Account and all funds on deposit therein to Lender as security for the payment and perfonnance of all Obligations shall be established and confinned. 4.4 Receipt of Payments by Loan Parties. Notwithstanding tenns of Section 4.1 and Section 4.2. but in addition thereto, if and to the extent that (a) Customers remit any payments on account of the Receivables of Borrowers directly to any of them or (b) any Customer pays cash to Borrower for any Inventory or other Collateral, then such payments shall be held by Borrowers in trust for Lender, on behalf of itself, the Bank and the Issuers, and shall, promptly upon receipt thereof, be sent via overnight delivery service for deposit in the same fonn received into the appropriate Lock-Box Account or Blocked Account. 4.5 Application of Deposits. As long as no Default or Event of Default has occurred and is continuing, all amounts deposited in the Concentration Account from time to time shall be applied as payments of Revolving Advances, and, if no Revolving Advances are outstanding, to reduee other Obligations in such other order as the Lender shall determine, upon (a) final collection thereof and (b) their transfer from the Bank to Lender in accordance with this Section, effective on the Business Day that each such payment is received (such date being called herein the "Application Date’'), provided however, so long as no Event of Default has occurred and is continuing, if no Revolving Advances and no Letter of Credit Obligations are outstanding and past due, the amounts on deposit in the Concentration Account shall not be applied to reduce the other Obligations. For purposes of the preceding sentence, Lender shall be deemed to have received a payment from the Bank on a particular Business Day only if it reeeives by wire transfer the same prior to 1:00 p.m. on such Business Day or, if received after such time, on the next following Business Day. Lender is not, however, required to credit Borrowers’ Account for the amount of any item of payment which is unsatisfactory to Lender and Lender may eharge Borrowers’ Aceount for the amount of any item of payment which is returned to Lender unpaid. Lender shall apply all amounts deposited in the Concentration Account as provided in Section 16.5 or, as applicable. Section 12.2. Each prepayment of a Revolving Advance pursuant to this Seetion shall be applied, first, to the payment of Domestic Rate Loans and second, to the payment of LIBOR Rate Loans. If sufficient funds are not available to fiind all payments then to be made in respect of any Obligations, the available funds being applied with respect to such Obligations shall be allocated to the payment of sueh Obligations ratably, in such order and manner as Lender shall elect, and Borrowers shall eontinue to be liable for any deficiency. After the occurrence of any Event of Default, the Lender may apply any funds held in a Lock-Box Account, Blocked Account or the Concentration Account to any of the Obligations in such order and in such amounts as the Lender deems appropriate in its sole discretion. In the event that, at any time, the amount of funds held in any Lock-Box account, any Blocked Account or the Concentration Account exceeds the amount of the Obligations plus any unpaid checks or other items drawn on any aecount maintained by any Borrower at such time, upon the request of the Borrowing Representative the Lender shall consent to release of such excess funds, provided that (A) such request is accompanied by a certificate of an Authorized Offieer of a Borrower, in form and substance acceptable to the Lender which (i) sets forth the proposed use of such excess funds, and such use would not be prohibited by this Agreement, (ii) certifies that the Borrowers are not, and would not be, in breach of any covenant in Sections 7.13, 7.14, 7.15 or 7.16, calculated on a pro forma basis at the time of, and immediately after such release and attaching -40-

thereto calculations which set forth compliance with the requirements or restrictions imposed by such covenants, and (iii) certifies that such excess funds do not consist of proceeds of any Borrower’s Inventory or Receivables, and (B) in no event shall the Lender release any such excess funds if (i) a Default or Event of Default has occuired or would occur from such release, (ii) the Borrowers are, or would be, in breach of any covenant in Sections 7.13, 7.14, 7.15 or 7.16, calculated on a pro forma basis at the time of, and immediately after such release, or (iii) such excess funds consist of proceeds of any Borrower’s Inventory or Receivables. 4.6 Liens. If at any time Lender determines that any funds held in a Lock-Box Account, Blocked Account or the Concentration Account are subject to the Lien of any Person, other than Lender as herein provided, or any Permitted Encumbrances, (a) Borrowers agree, upon demand by Lender, to pay to Lender as additional funds to be deposited and held in the Concentration Account an amount equal to the amount of funds subject to such Lien, or (b) if no such payment is made. Lender shall establish sufficient reserves in the amount of such funds. 4.7 Rights After an Event of Default. At any time following the occurrence, and during the continuation, of an Event of Default, Lender shall have the right to send notice of the assignment of, and Lender’s security interest in, the Receivables to any and all Customers or any third party holding or otherwise concerned with any of the Collateral. Thereafter, Lender shall have the sole right to collect the Receivables, take possession of the Collateral, or both. Lender’s actual collection expenses, including, without limitation, stationery and postage, telephone and telecopy, secretarial and clerical expenses and the salaries of any collection personnel used for collection, may be charged to Borrowers’ Account as Revolving Advances. 5. REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants to Lender as follows: 5 1 Authority. Each Loan Party has full power, authority and legal right to enter into this Agreement and the other Credit Documents and to perform all its respective obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and of the other Credit Documents (a) are within such Loan Party’s corporate (or other organizational) powers, have been duly authorized, are not in contravention of law or the terms of such Loan Party’s Organic Documents or to the conduct of such Loan Party’s business or of any Material Agreement or undertaking to which such Loan Party is a party or by which such Loan Party is bound, and (b) will not conflict with nor result in any breach in any of the provisions of or eonstitute a default under or result in the creation of any Lien (except Permitted Encumbrances under clause (a) of the definition thereof) upon any asset of such Loan Party under the provisions of any Organic Document or other instrument to which such Loan Party or its property is a party or by which it may be bound. 5.2 Formation and Qualification. (a) Each Loan Party is duly organized and in good standing under the laws of the state jurisdictions listed on Schedule 5.2 which constitute all states in which qualification and good standing are necessary for such Loan Party to conduct its business and own its property and where the failure to so qualify could reasonably be expected to have a Material Adverse Effect -41 -

on such Loan Party. Each Loan Party has delivered to Lender true and complete copies of its Organic Documents and will promptly notify Lender of any amendment or changes thereto. (b) Each Loan Party’s identification number (if any) assigned to it hy the appropriate Governmental Body of the jurisdiction of its incorporation or other organization, if any, is set forth on Schedule 5.2. (c) The Subsidiaries (if any) of each Loan Party as of the Effective Date are as set forth in Schedule 5.2. (d) The Equity Interests of each Loan Party, which are authorized, issued and outstanding on the Effective Date, are set forth and described in Schedule 5.2. (e) This Agreement is, and each other Credit Document executed by a Loan Party constitutes (or will constitute upon the execution thereof), the legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, except as such enforcement is subject to the effect of (i) any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally, and (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law). 5.3 Tax Returns. Each Loan Party’s federal tax identification number is set forth on Schedule 5.3. Each Loan Party has filed all federal, state and local tax returns and other reports each is required by law to file and has paid all taxes, assessments, fees and other governmental charges that are due and payable, excepting therefrom, any such charges which are being contested by Borrowers in good faith in appropriate proceedings after the posting of adequate reserves on Borrowers’ books to cover the costs thereof To Borrowers’ knowledge, all federal, state and local income tax returns of each Borrower have been examined and reported upon by the appropriate taxing authority or closed by applicable statute and satisfied for all Fiscal Years prior to the current Fiscal 'V^ear. The provision for taxes on the books of each Borrower are adequate for all years not closed by applicable statutes, and for its current Fiscal Year, and no Borrower has any knowledge of any deficiency or additional assessment in connection therewith not accounted for on its books. 5.4 Financial Statements. Each of the historical: (a) audited financial statements of the Loan Parties on a Consolidated and Consolidating basis for the Fiscal Year ended December 31, 2017, and (b) management prepared financial statements of the Loan Parties on a Consolidated and Consolidating basis for the Fiscal Quarter ended March 31, 2018 (collectively, the {''Historical Financial Statements'') was prepared in accordance with GAAP (except for the absence of footnotes and customary year-end adjustments in respect of interim financial statements), consistently applied and present fairly in all material respects the financial position of the subjects thereof on a Consolidated and Consolidating basis and, as appropriate. Consolidating basis at such dates and the results of their operations for such periods. Since the last day of Fiscal Quarter ended December 31, 2017, there has been no change in the condition, financial or otherwise, of the Loan Parties, as shown on the Historical Financial Statements as of -42-

such date and no change in the aggregate value of machinery, equipment and Real Property owned by them, except changes in the Ordinary Course of Business. 5.5 Name. No Loan Party has been known by any other organization name in the five (5) years preceding the Effective Date and does not sell Inventory under any other name except as set forth on Schedule 5,5; nor has any Loan Party been the surviving organization of a merger or consolidation or acquired all or substantially all of the assets of any Person during the five (5) years preceding the Effective Date. 5.6 OSHA and Environmental Compliance. Except as may be set forth on Schedule 5.6. to Borrowers’ knowledge: (a) Each Loan Party has duly complied with, and its facilities, business, assets, property, leaseholds and Equipment are in eompliance in all material respects with, the provisions of the Federal Occupational Safety and Health Act, the Environmental Protection Act, RCRA and all other Environmental Laws; and there have been no outstanding citations, notices or orders of non-compliance issued to any Loan Party or relating to its business, assets, property, leaseholds or Equipment under any such laws, rules or regulations. (b) Each Loan Party has been issued all required federal, state and local licenses, certificates or permits relating to all applicable Environmental Laws to the extent necessary for or material to the conduct of its business. (c) (i) There are no visible signs, in any material amounts of releases, spills, discharges, leaks or disposal (colleetively referred to as ''Releases'’") of Hazardous Substances at, upon, under or within any Real Property or any premises leased by any Loan Party which do not comply in all material respects with all applicable Environmental Laws in respect thereof; (ii) there are no underground storage tanks or polychlorinated biphenyls on the Real Property or any premises leased by any Loan Party; (iii) neither the Real Property nor any premises leased by any Loan Party has ever been used as a treatment, storage or disposal facility of Hazardous Waste; and (iv) no Hazardous Substances are present, in any material amounts on the Real Property or any premises leased by Loan Party, exeepting such quantities as are handled in accordance with all applicable manufacturer’s instructions and governmental regulations and in proper storage containers and as are necessary for the operation of the commercial business of any Loan Party or of its tenants. 5.7 Solvency. (a) The Projections delivered on the Closing Date (the "Initial Projections"") are based on underlying assumptions which provide a reasonable basis for the Initial Projections and which reflect Loan Parties’ judgment, based on present circumstances, of a reasonably likely set of conditions and Loan Parties’ reasonably likely course of action for the period projected. (b) The Initial Projections demonstrate that Loan Parties on a Consolidated and Consolidating basis will have sufficient cash flow to enable them to pay their debts as they mature. -43 -

(c) Immediately following the execution of this Agreement and the consummation of the transactions contemplated hereby, including the making of the Initial Advance(s) and all future Advances, (i) the assets of Loan Parties on a Consolidated and Consolidating basis, at a fair valuation and at their present fair saleable value, are and will be in excess of the total amount of their liabilities (including contingent and unmatured liabilities), (ii) Loan Parties are and will be able to pay their Indebtedness as it becomes due and (iii) Loan Parties on a Consolidated and Consolidating basis do not and will not have unreasonably small capital to carry on their business. (d) All material undisputed Indebtedness owing to third parties by Loan Parties is current and not past due beyond nonnal trade terms (including any extended payment terms granted to Loan Parties). (e) This Agreement is, and all other Credit Doc;aments will be, executed and delivered by Loan Parties and Guarantors, as applicable, to Lender in good faith and in exchange for reasonably equivalent value and fair consideration. 5.8 Litigation. Except as may be disclosed in Schedule 5.8, no Loan Party has (a) any Commercial Tort Claims existing in its favor or (b) to its knowledge, any pending or threatened litigation, arbitration, actions or proceedings which, if determined adversely to it, would be reasonably expected to have a Material Adverse Effect. 5.9 No Indebtedness. Except as may be disclosed on Schedule 5.9, no Loan Party has any Funded Indebtedness on the Effective Date and on and after the Closing Date and the funding of the Initial Advance the Loan Parties will not have any Indebtedness. 5.10 No Violations. Except as may be disclosed on Schedule 5.10, to its knowledge no Loan Party is in violation of any applicable statute, regulation or ordinance in any respect which could reasonably be expected to have a Material Adverse Effect on such Loan Party, nor is any Loan Party in violation of any order of any court. Governmental Body or arbitration board or tribunal as of the Effective Date. 5.11 Patents, Trademarks, Copyrights and Licenses. All patents, patent applications, trademarks, trademark applications, service marks, service mark applications, copyrights, copyright applications, design rights, trade names, assumed names, trade secrets and licenses owned or utilized by any Loan Party as of the Effective Date are set forth on Schedule 5.1 L are valid and have been duly registered or filed with all appropriate Governmental Bodies and constitute all of the intellectual property rights which are necessary for the operation of its business; to the knowledge of the Loan Parties, there is no objection to or pending challenge to the validity of any such material patent, trademark, copyright, design right, trade name, trade secret or license and no Loan Party is aware of any grounds for any challenge, except as set forth in Schedule 5.11. Each patent, patent application, patent license, trademark, trademark application, trademark license, service mark, service mark application, service mark license, copyright, copyright application and copyright license owned or held by any Loan Party and all trade secrets used by any Loan Party consist of original material or property developed by such Loan Party or which was lawfully acquired by such Loan Party from the proper and lawful owner thereof Each of such items has been, or will be, maintained so as to preserve the value -44-

thereof from the date of creation or acquisition thereof With respect to all proprietary software developed and used by any Loan Party, such Loan Party is in possession of all source and object codes related to each piece of software or is the beneficiary of a source code escrow agreement. 5.12 Licenses and Permits. Each Loan Party, to its knowledge, (a) is in material compliance with, and (b) has procured and is now in possession of, all material licenses or penuits necessary to meet, all Requirements of Law in each jurisdiction wherein it is now conducting or proposes to conduct its business and where the failure to be in such compliance, or to procure such licenses or permits, would reasonably be expected to have a Material Adverse Effect. 5.13 No Default of Indebtedness. Except as may exist in respect of the Existing Loans, no Loan Party is in default in the payment of the principal of or interest on any Indebtedness in excess of the Materiality Threshold in principal amount or under any instrument or agreement under or subject to which any Indebtedness has been issued and no event has occurred under the provisions of any such instrument or agreement which with or without the lapse of time or the giving of notice, or both, constitutes or would constitute an event of default thereunder. 5.14 No Other Defaults. No Loan Party is in default in the payment or performance of any of its contractual obligations in respect of any Material Agreement after giving effect to any applicable cure or grace period. 5.15 No Burdensome Restrictions. No Loan Party is party to any contract or agreement the performance of which would reasonably be expected to have a Material Adverse Effect on such Loan Party. No Loan Party has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien which is not a Permitted Encumbrance. 5.16 No Labor Disputes. No Loan Party is involved in any labor dispute; to the knowledge of the Loan Parties, there are no strikes or walkouts or union organization of any Loan Party’s employees threatened or in existence and no labor contract presently existing (if any) is scheduled to expire during the Term. 5.17 Margin Regulations. No Loan Party is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Advance will be used for “purchasing” or “carrying” “margin stock,” as those tenus are defined in Regulation U of such Board of Governors. 5.18 Investment Company Act. No Loan Party is an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, nor is it controlled by such a company. 5.19 Disclosure. No representation or warranty made by any Loan Party in this Agreement, or in any financial statement, report, certificate or any other Credit Document -45 -

furnished in connection herewith, including, without limitation, the Perfection Certificate, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading in any material respect. There is no fact known to Loan Parties which Loan Parties have not disclosed to Lender in writing with respect to the transactions contemplated by this Agreement which would reasonably be expected to have a Material Adverse Effect. 5.20 No Conflicting Agreements or Orders. No provision of any Material Agreement or judgment, decree or order binding on any Loan Party or affecting the Collateral conflicts with, or requires any consent which has not already been obtained to, or would in any way prevent the execution, delivery or performance of, the terms of this Agreement or the other Credit Documents. 5.21 Application of Certain Laws and Regulations. No Loan Party nor any Affiliate of any Loan Party is subject to any statute, rule or regulation not of general application to all Loan Parties which regulates the incurrence of any Indebtedness, including, without limitation, statutes or regulations relative to common or interstate carriers or to the sale of electricity, gas, steam, water, telephone, telegraph or other public utility services. 5.22 Business and Property of Loan Parties. Upon and after the Closing Date, Loan Parties do not propose to engage in any business other than business conducted by Loan Parties on the Closing Date and activities necessary to conduct the foregoing other than research and development of certain technology relating to emissions controls, and that Loan Parties intend to continue the development of such technology and commercial applications for such technology, and may, subject to the terms of this Agreement, consider commercial relationships with third parties with respect to the development and commercialization of such technology. On the Closing Date, each Loan Party will own all the property and possess all of the rights and Consents necessary for the continued conduct of the business of such Loan Party. 5.23 Hedge Contracts. On the Closing Date, no Loan Party will be party to any Hedge Contract. 5.24 Real Property. On the Closing Date, no Loan Party will have any interest as owner or tenant in any Real Property, except as disclosed on Schedule 5.24. 5.25 Deposit Accounts. On the Closing Date, no Loan Party will have any Deposit Accounts, except with a Lender Party or as listed on Schedule 5.25. 5.26 OFAC. No Loan Party is a Sanctioned Person. No portion of any Advances or any Letter of Credit shall be used to facilitate the operation of, to finance any investments in or any activities of, or to make any payments to, any Sanctioned Person or Sanctioned Country. 5.27 Brokers. No Loan Party has retained the services of any broker to assist such Loan Party in obtaining the benefits of this Agreement unless (i) such broker has been paid (or is paid on the Closing Date) the full amount due such broker in such regard, and (ii) such broker executes in favor of Lender a broker’s release and waiver letter in form and substance satisfactory to Lender on or prior to the Closing Date. -46-

5.28 No Other Financing Statements. Except with respect to the financing statements filed by Lender and financing statements giving notice of otherwise Pennitted Encumbrances, no financing statement covering any of the Collateral or any proceeds thereof is on file in any public office. 5.29 Inactive Subsidiary. Ultera Technologies Inc. (a) is a wholly owned Subsidiary of Tecogen, and (b) is inaetive, does not have any assets and does not eonduct any business or have any revenue. 6. AFFIRMATIVE COVENANTS, Until payment in full of the Obligations and tennination of the Commitment and this Agreement, each Loan Party shall, and shall cause each of its Subsidiaries to: 6.1 Payment of Fees. Pay to Lender on demand all usual and customary fees and expenses which Lender incurs in connection with (a) the forwarding of Advance proceeds and (b) the establishment and maintenanee of any Lock-Box Account, Blocked Account, Pledged Aceount or Concentration Account. Lender may, without making demand, charge Borrowers’ Aceount for all such fees and expenses. 6.2 Conduct of Business and Maintenance of Existence and Assets. (a) (i) Except as otherwise provided in Section 6.2(b) hereof, (1) conduct continuously and operate actively its business according to good business praetices and maintain all of its properties useful or necessary in its business in good working order and condition (reasonable wear and tear excepted and except as may be disposed of in accordance with the terms of this Agreement), ineluding, without limitation, all licenses, patents, copyrights, design rights, trade names, trade secrets and trademarks and take all actions necessary to enforce and protect the validity of any intellectual property right or other right included in the Collateral; and (2) keep in full force and effect its existence and, to the extent within sueh Loan Party’s control, and using its reasonable best efforts, its Material Agreements; (hi) comply in all material respects with all Requirements of Law; and (iv) make all such reports and pay all such franchise and other taxes and license fees and do all such other acts and things as may be lawfully required to maintain its rights, licenses, leases, powers and franchises under the laws of the United States or any political subdivision thereof where the failure to do so could reasonably be expected to have a Material Adverse Effect. (b) Not later than sixty (60) days after the Effective Date, (i) cause Ultera Teehnologies Inc. to be dissolved, and (ii) deliver to Lender evidence of such dissolution, in form and substance satisfactory to the Lender. 6.3 Requirements of Law. Comply at all times, in all material respects, with all Requirements of Law, unless its failure to do so would not be reasonably likely to have a Material Adverse Effect and promptly notify Lender in writing of any violation by any Loan Party of any Requirement of Law which violation could reasonably be expected to have a Material Adverse Effect. -47-

6.4 Government Receivables. If requested by Lender to do so in respect of any Receivable arising out of contracts between any Loan Party and the United States, any state or any department, agency or instrumentality of any of them in excess of the Materiality Threshold or at any time after a Default exists, regardless of amount, take all steps necessary to protect Lender’s interest in the Collateral under the Federal Assigmuent of Claims Act or other applicable state or local statutes or ordinances and deliver to Lender appropriately endorsed, any instrument or chattel paper connected with any such Receivable. 6.5 Taxes, (a) File when due all federal income, payroll and unemployment and other material tax returns which it is required to file; (b) pay, or provide for the payment, when due, of all income and franchise taxes, payroll taxes, value added taxes, assessments and other governmental charges against it or upon its property, income and franchises; (c) make all required withholding and other tax deposits, and establish adequate reserves in accordance with GAAP with respect to the Loan Parties, for the pa5mient of all such items; and (d) provide to Lender, upon its request, satisfactory evidence of its timely compliance with the foregoing; provided, however, so long as Borrowing Representative has notified Lender in writing, no Loan Party need pay any such amount referred to in clause fb) above (i) which it is contesting in good faith by appropriate proceedings diligently pursued, (ii) as to which such Loan Party has established proper reserves as required under GAAP, and (iii) the nonpayment of which does not result in the imposition of a Lien (other than Permitted Encumbrances). 6.6 Payment of Indebtedness. Pay, discharge or otherwise satisfy at or before maturity (subject, where applicable, to specified grace periods and, in the case of the trade payables, to nonnal payment practices) all its obligations and liabilities of whatever nature, including any in respect of its Material Agreements, except when the failure to do so would not reasonably be expected to have a Material Adverse Effect or when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and each Loan Party shall have provided for such reserves as Lender may reasonably deem proper and necessary, subject at all times to any applicable subordination arrangement in favor of Lender. 6.7 Standards of Financial Statements. Cause all financial statements referred to herein for the Loan Parties on a Consolidated and Consolidating basis to be complete and correct in all material respects (subject, in the case of interim financial statements, to normal year-end adjustments) and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as concurred in by such reporting accountants or officer, as the case may be, and disclosed therein). 6.8 Environmental Matters. (a) Ensure that the Real Property remains in compliance with all Environmental Laws and such Loan Party shall not place or permit to be placed any Hazardous Substances on any Real Property except as not prohibited by applicable law or appropriate Governmental Bodies. (b) Establish and maintain a system to assure and monitor eontinued material compliance with all applicable Environmental Laws in all material respects, which system shall inelude periodic reviews of such compliance. -48 -

(c) (i) employ in connection with the use of the Real Property appropriate technology necessary to maintain material compliance with any applicable Environmental Laws and (ii) dispose of any and all Hazardous Waste generated at the Real Property only at facilities and with carriers that maintain valid pennits under RCRA and any other applicable Environmental Laws. Loan Parties shall use commercially reasonable efforts to obtain certificates of disposal, such as hazardous waste manifest receipts, from all treatment, transport, storage or disposal facilities or operators employed by Loan Parties in connection with the transport or disposal of any Hazardous Waste generated at the Real Property. (d) In the event any Loan Party obtains, gives or receives notice of any Release or threat of Release of a reportable quantity of any Hazardous Substanees at the Real Property (any such event being hereinafter referred to as a ''Hazardous Discharge’') or receives any notice of violation, request for information or notification that it is potentially responsible for investigation or clean-up of environmental conditions at the Real Property, demand letter or complaint, order, citation, or other written notiee with regard to any Hazardous Discharge or violation of Environmental Laws affecting the Real Property or any Loan Party’s interest therein (any of the foregoing is referred to herein as an "Environmental Complaint”) from any Person, including any state agency responsible in whole or in part for environmental matters in the state in which the Real Property is located or the United States Environmental Proteetion Ageney (any such person or entity hereinafter the "Authority”), cause Borrowing Representative to, within ten (10) Business Days, give written notice of same to Lender detailing facts and circumstances of whieh any Loan Party is aware giving rise to the Hazardous Discharge or Environmental Complaint. Sueh information is not intended to ereate nor shall it create any obligation upon Lender with respect thereto. (e) Promptly forward to Lender copies of any request for information, notification of potential liability, demand letter relating to potential responsibility with respect to the investigation or clean-up of Hazardous Substances at any other site owned, operated or used by any Loan Party to dispose of Hazardous Substances and shall continue to forward copies of eorrespondence between any Loan Party and the Authority regarding such claims to Lender until the claim is settled. Loan Parties shall promptly forward to Lender copies of all documents and reports coneeming a Hazardous Discharge at the Real Property that any Loan Party is required to file under any Environmental Laws. Such information is to be provided solely to allow Lender to protect Lender’s security interest in the Real Property and the Collateral. (f) Respond promptly to any Hazardous Discharge or Environmental Complaint and take all necessary action in order to safeguard the health of any Person and to avoid subjecting the Collateral or Real Property to any Lien. If any Loan Party shall fail to respond promptly to any Hazardous Discharge or Environmental Complaint or any Loan Party shall fail to comply with any of the requirements of any Environmental Laws, within thirty (30) days after Borrowing Representative receives written notice from Lender that it do so. Lender may, but without the obligation to do so, for the sole purpose of protecting Lender’s interest in Collateral: (A) give such notices or (B) enter onto the Real Property (or authorize third parties to enter onto the Real Property) and take such actions as Lender (or such third parties as directed by Lender) deem reasonably necessary or advisable, to clean up, remove, mitigate or otherwise deal with any such Hazardous Discharge or Environmental Complaint. All reasonable costs and expenses incurred by Lender and (or such third parties) in the exercise of any such rights. -49-

including any sums paid in connection with any judicial or administrative investigation or proceedings, fines and penalties, together with interest thereon from the date expended at the Default Rate for Domestic Rate Loans constituting Revolving Advances shall be paid upon demand by Loan Parties, and until paid shall be added to and become a part of the Obligations secured by the Liens created by the terms of this Agreement or any other agreement between any Lender Party and any Loan Party. (g) Promptly upon the written request of Lender from time to time following the discovery of any Hazardous Discharge or the filing of any Environmental Complaint or upon the occurrence and continuance of an Event of Default, provide Lender, at Loan Parties’ expense, with an environmental site assessment or enviromuental audit report prepared by an environmental engineering firm acceptable in the reasonable opinion of Lender, to assess with a reasonable degree of certainty the existence of any Hazardous Discharge and the potential costs in connection with abatement, clean-up and removal of any Hazardous Substances found on, under, at or within the Real Property. Any report or investigation of any such Hazardous Discharge proposed and acceptable to an appropriate Authority that is charged to oversee the clean-up of such Hazardous Discharge shall be acceptable to Lender. If such estimates, individually or in the aggregate, exceed the Materiality Threshold, Lender shall have the right to require Borrowers to post a bond, letter of credit or other security reasonably satisfactory to Lender to secure payment of these costs and expenses. (h) Defend and indemnify each Lender Party and hold each Lender Party, and its respective employees, agents, directors and officers harmless from and against all loss, liability, damage and expense, claims, costs, fines and penalties, including attorneys’ fees, suffered or incurred by such Lender Party under or on account of any Environmental Laws, including, without limitation, the assertion of any Lien thereunder, with respect to any Hazardous Discharge, the presence of any Hazardous Substances affecting the Real Property, whether or not the same originates or emerges from the Real Property or any contiguous real estate, including any loss of value of the Real Property as a result of the foregoing except to the extent such loss, liability, damage and expense is attributable to any Hazardous Discharge resulting from actions on the part of a Lender Party. Borrowers’ obligations .under this Section shall arise upon the discovery of the presence of any Hazardous Substances at the Real Property, whether or not any federal, state, or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Substances. Loan Parties’ obligations and the indemnifications hereunder shall survive the termination of this Agreement. 6.9 Books and Records; Inspection Rights. (a) Keep proper books of record and account in which full, true and correct in all material respects entries are made of all dealings and transactions in relation to its business and activities. (b) Permit any representatives designated by the Lender (including employees of the Lender or any consultants, accountant, lawyers and agents retained by the Lender), upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times during normal business hours and as often -50-

as reasonably requested; provided that, so long as no Event of Default shall have occun-ed and be continuing, (i) the Lender shall give the Borrowers an opportunity to participate in any discussions with their independent auditors and (ii) the Borrowers shall not be obligated to pay fees, costs and expenses for more than one such visit or inspection in any twelve consecutive month period. 6.10 Field Examinations. Pennit, at such reasonable times during normal business hours and upon at least ten (10) days’ (so long as no Event of Default has occurred) advance notice to the Loan Parties, representatives of the Lender (at the expense of the Borrowers) to conduct a field examination and audit of the Collateral and the Borrowers’ operations (each a '"Field Examination''), which shall include verifying under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral owned or held by the Borrowers or any of their Subsidiaries, including, in the case of Accounts, or other Collateral in the possession of any third Person, by contacting Account Debtors, obligors or such third Person possessing such Collateral for the purpose of making such a verification; provided that, so long as no Event of Default has occurred and is continuing, (a) any such contact by the Lenders or their respective representatives with Account Debtors, obligors or such third Persons shall be made in the name of the Borrowers or other Loan Parties as applicable and (b) during any twelve consecutive month period only two Field Examinations shall be conducted at the Loan Parties’ expense unless an Event of Default has occurred and is continuing in which case additional Field Examinations may be made at the Borrowers’ expense. 6.11 Perfection of Security Interests. Promptly upon entering into an agreement for the sale of Inventory pursuant to which any Borrower is granted a security interest in such Inventory, and in any event not later than the latest date permissible to perfect such security interest under applicable law, perfect such security interest by filing a Uniform Commercial Code financing statement with the appropriate filing office. 7. NEGA TIVE CO VENANTS. Until satisfaction in full of the Obligations and termination of this Agreement no Borrower shall and no Borrower shall permit any other Loan Parties to: 7.1 Merger, Consolidation and Acquisitions. Enter into any merger, consolidation or other reorganization with or into any other Person or acquire all or a substantial portion of the assets or Equity Interests of any Person or permit any other Person to consolidate with or merge with it, except that, to the extent multiple Borrowers exist at any time, so long as Borrowing Representative gives Lender at least thirty (30) days’ advance written notice to such effect, (a) any Borrower may merge into, or consolidate with, any other Borrower, so long as a Borrower is the survivor of such merger or consolidation, and (b) any Borrower may acquire all or any substantial portion of the assets of any other Borrower. 7.2 Sales of Assets. Sell, lease, transfer or otherwise dispose of any of its properties or assets, including any Collateral, except for (a) the sale of Inventory in the ordinary course of -51 -

its business, and (b) the sale of the Excluded Equipment, so long as (i) no Default or Event of Default has occurred or would result therefrom and (ii) the Lender has received a certificate of an Authorized Officer of a Borrower, in fonn and substance acceptable to the Lender, which certifies that the Borrowers are not, and would not be, in breach of any covenant in Sections 7.13, 7.14, 7.15 or 7.16, calculated on a pro forma basis at the time of, and immediately after such sale, lease, transfer or other disposition and attaching thereto calculations which set forth compliance with the requirements or restrictions imposed by such covenants. 7.3 Creation of Liens. Create or suffer to exist any Lien or transfer upon or against any of its property or assets now owned or hereafter acquired, except (a) Permitted Encumbrances and (b) Liens on Excluded Equipment. 7.4 Guarantees. Become liable upon the obligations of any Person (including without limitations, any Unrestricted Affiliate or Unrestricted Subsidiary) by assumption, endorsement or guaranty thereof or otherwise (other than to Lender or any Lender Party) in connection with this Agreement and the transactions contemplated herein; except: (a) guarantees made in the Ordinary Course of Business up to an aggregate amount not exceeding the Materiality Threshold; (b) the endorsement of checks for collection in the Ordinary Course of Business; (c) guarantees made by one Loan Party of the Obligations of another Loan Party or Loan Parties; and. (d) guarantees made by a Loan Party of Permitted Purchase Money Debt or Permitted Capitalized Lease Obligations. 7.5 Investments, (a) Purchase or acquire obligations or Equity Interests of, or any other interest in, any Person (including without limitations, any Unrestricted Affiliate or Unrestricted Subsidiary), including, without limitation, (i) the acquisition of all, or substantially all, or any material portion of, the assets or Equity Interests of a Person or the assets of any division or line of business of a Person; or (ii) any partnership or joint venture in each case, without the prior written consent of Lender which will not be unreasonably withheld or delayed, provided however, in no event shall the Lender be required to consider any such request if a Default or Event of Default has occurred or would result therefrom or the Borrowers are, or would be, in breach in any covenant in Section 7.13, 7.14, 7.15 or 7.16. 7.6 Loans. Make advances, loans or extensions of credit to any Person, including particularly, but without limitation, to any Unrestricted Affiliate or Unrestricted Subsidiary, except with respect to (a) the extension of commercial trade credit to unaffiliated Persons in connection with the sale of Inventory or the provision of services in the Ordinary Course of Business, (b) if multiple Borrowers exist, loans and advances made to one Borrower by another Borrower, but all such loans and advances shall, if requested by Lender, be evidenced by one or more promissory notes (which may be “master” notes evidencing multiple or “revolving” loans), issued to the order of the lending Borrower, which promissory notes shall be pledged to Lender -52-

as additional Collateral, and (c) loans and advances to its employees in the Ordinary Course of Business not to exceed in aggregate amount (as to all employees) the Materiality Threshold. 7.7 Dividends. Declare, pay or make any dividend or distribution on any Equity Interests of any Borrower (other than dividends or distributions payable in its Equity Interests, or split-ups or reclassifications of its Equity Interests) or apply any of its funds, property or assets to the purchase, redemption or other retirement of any Equity Interests, or of any options to purchase or acquire any Equity Interests of any Loan Party if immediately before or after giving effect to such dividends or distributions a Default or Event of Default exists or would result therefrom or if the Borrowers are, or would be, in breach of any covenant in Section 7.13, 7.14, 7.15 or 7.16. 7.8 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness (exclusive of commercial trade debt incurred in the Ordinary Course of Business) except in respect of the (a) Indebtedness to Lender, including, without limitation, the Advances, the Letter of Credit Obligations and (b) Permitted Purchase Money Debt and the Pennitted Capitalized Lease Obligations not to exceed, at any one time, in the aggregate, $500,000. 7.9 Nature of Business. Substantially change the nature of the business in which it is engaged, on the Closing Date, or, except as otherwise specifically permitted hereby, purchase or invest, directly or indirectly, in any assets or property other than in the Ordinary Course of Business for assets or property which are useful in, necessary for and are to be used in its business as presently conducted. 7.10 Transactions with Affiliates. Directly or indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with, any Affiliate, except (a) transactions which do not exceed the Materiality Threshold, individually or collectively, (b) other transactions, in excess of the Materiality Threshold, individually or collectively, which occur in the Ordinary Course of Business, on an arm’s length basis on tenns no less favorable than terms which would have been obtainable from a Person other than an Affiliate, and which have been fully disclosed to Lender, and (c) transaetions described in, and governed by. Section 7.6, Section 7.7 or Section 7.8, as applicable (as to which neither of clauses (a) or (b) of this Section 7.10 shall be applicable). 7.11 Subsidiaries. Either: (a) create or acquire any Subsidiary; (b) enter into any partnership, joint venture or similar arrangement; or (c) dispose of any Equity Interests of any Subsidiary without Lender’s prior written consent, which will not be unreasonably withheld, delayed or conditioned, provided however, in no event shall the Lender be required to consider any such request if a Default or Event of Default has occurred or would result therefrom or if the Borrowers are, or would be, in breach of any covenant in Section 7.13, 7.14, 7.15 or 7.16. Without limitation of the foregoing, if and to the extent any Subsidiary (other than an Unrestricted Subsidiary) is created or acquired hereafter with Lender’s prior written consent, then, as a condition to such consent becoming effective, each such Subsidiary must be joined as a Borrower hereunder, or, if Lender approves it, must become a Guarantor hereof, on terms satisfactory to Lender. -53 -

7.12 Fiscal Year and Accounting Changes. Change its Fiscal Year from that in use on the Closing Date, or make any change (a) in its accounting treatment and reporting practices, except as required by GAAP with respect to the Loan Parties, if and when it may elect to report its accounts based upon GAAP, or as otherwise required or pennitted by Lender pursuant to the terms of this Agreement, or (b) in its tax reporting treatment, except as required by law. 7.13 Pledge of Credit. Pledge (or purport to pledge) Lender’s credit on any purchases or for any purpose whatsoever or use any portion of any Advance in or for any business other than such Loan Party’s business as conducted on the Closing Date. 7.14 Amendment of Documents. Amend, modify or waive any term or provision of its Organic Documents or any Material Agreement, unless (a) required by law to do so, or (b) such amendment, modification or waiver (i) would not cause any contravention of, or conflict with, any material term or condition of this Agreement or any other Credit Document, including any Subordination Agreement, and (ii) would not otherwise reasonably be expected to have a Material Adverse Effect, except that Tecogen may amend its bylaws to require a majority vote (rather than a plurality) to elect members of its Board of Directors. 7.15 Prepayment of Indebtedness. At any time, directly or indirectly, either (a) prepay any Indebtedness (other than to Lender or Bank), or (b) prior to its stated maturity, repurchase, redeem, retire or otherwise acquire any Indebtedness of any Loan Party. 7.16 Deposit Accounts. Open any Deposit Account unless a Lock-Bock Account Agreement, a Blocked Account Agreement or Pledged Account Agreement, as appropriate, is first executed in respect thereof 7.17 Equity Interests. Issue any Equity Interests: (a) unless such Equity Interests (other than Equity Interests of Tecogen) are pledged to Lender, on terms satisfactory to it, as security for payment of the Obligations; or (b) if, by doing so, on a fully diluted basis, a Change of Control would occur. 7.18 Minimum Excess Availability. Permit Excess Availability (a) at all times prior to a Vardakas Dismissal, to be less than $1,000,000, and (b) at all times from and after a Vardakas Dismissal, if any, to be less than $500,000. 8. FmiNCML COVENANTS. Until payment in full of the Obligations and termination of this Agreement: 8.1 Fixed Charge Coverage Ratio. The Borrowers on a Consolidated and Consolidating basis shall maintain, as of the last day of each Fiscal Quarter, beginning with the Fiscal Quarter ending June 30, 2018, a Fixed Charge Coverage Ratio of not less than 1.10:1.00. 8.2 Unfinanced Capital Expenditures. The Borrowers shall not make Unfmanced Capital Expenditures in excess of $500,000 in the aggregate in any Fiscal Year. -54-

9. INFORMA TION CO l^ENANTS. Until satisfaction in full of the Obligations and the tennination of this Agreement each Borrower shall: 9.1 Disclosure of Material Matters. Promptly upon learning thereof, but in any event within ten (10) days thereafter, report to Lender all matters materially affecting the value, enforceability or collectability of any material portion of the Collateral including, without limitation, any Loan Party’s reclamation or repossession of, or the return to any Loan Party of, a material amount of goods or claims or disputes asserted by any Customer or other obligor. 9.2 Schedules and Reports. (a) Deliver to the Lender, within twenty (20) days after the end of each Fiscal Month, commencing with the Fiscal Month ending May 31, 2018, a perpetual inventory report. (b) Deliver to Lender a statement of sales within twenty (20) days after the end of each Fiscal Month, commencing with the Fiscal Month ending May 31, 2018, and if and the extent that any Borrower seeks to include the Receivables resulting from such sales in the Borrowing Base and collections for the previous Business Day, showing outstanding Receivables as of the close of business on the previous Business Day; and (c) Deliver to Lender at such intervals as Lender may reasonably require, in its Permitted Discretion, in writing: (i) confirmatory assignment schedules, (ii) copies of Customer’s invoices, (iii) evidence of shipment or delivery, (iv) copies of UCC-1 or mechanics lien filings evidencing Borrowers’ contractual right to obtain a lien on equipment sales in the Ordinary Course of Business and (v) such further schedules, documents and/or information regarding the Collateral as Lender, in its Permitted Discretion, may require including, without limitation, trial balances and test verifications. Lender shall also have the right to confirm and verify all Receivables by any manner and through any medium it considers commercially advisable and do whatever it may deem commercially necessary to protect its interests hereunder. The items to be provided under this Section shall be in fonu satisfactory to Lender and executed by Borrowing Representative and delivered to Lender from time to time solely for Lender’s convenience in maintaining records of the Collateral, and any failure to deliver any of such items to Lender shall not affect, terminate, modify or otherwise limit Lender’s Lien with respect to the Collateral. 9.3 Litigation. Promptly notify Lender in writing of: (a) any Commercial Tort Claim arising in a Loan Party’s favor subsequent to the Closing Date, (b) any litigation, suit or administrative proceeding affecting any Loan Party, whether or not the claim is covered by insurance, and of any suit or administrative proceeding, and (c) the status of the Vardakas Litigation, the filing of any dispositive motions in such action and, if requested by the Lender, the pleadings in any such motion, if the D&O Insurer denies coverage of such Litigation or does not reimburse the Borrowers for their legal fees and other expenses to the extent such fees and expenses exceed the deductible amounts under the applicable insurance policy. 9.4 Notice of Adverse Events. Notify Lender promptly of (a) any lapse or other termination of any Consent issued to any Loan Party by any Governmental Body or any other -55-

Person that is material to the operation of any Loan Party’s business, (b) any refusal by any Governmental Body or any other Person to renew or extend any such Consent, (c) copies of any periodic or special reports filed by any Loan Party with any Governmental Body or Person, if such reports indicate any material change in the business, operations, affairs or condition of any Loan Party, or if copies thereof are requested by Lender, and (d) copies of any material notices and other communications from any Governmental Body or Person which specifically relate to any Loan Party. 9.5 Other Material Occurrences. Promptly notify Lender in writing upon the occurrence of (a) any Default or Event of Default; (b) any event, development or circumstance whereby any finaneial statements or other reports furnished to Lender fail in any material respect to present fairly, in accordance with GAAP consistently applied, the financial condition or operating results of any Loan Party as of the date of such statements; (c) any accumulated retirement plan funding deficiency which, if such deficiency continued for two plan years and was not corrected as provided in Section 4971 of the Code, could subject any Loan Party to a tax imposed by Seetion 4971 of the Code; (d) each and every default by any Loan Party in respect of any Indebtedness which, individually or when aggregated, exceeds the Materiality Threshold, which could reasonably be expected to result in the acceleration of the maturity of any Indebtedness, including the names and addresses of the holders of such Indebtedness with respect to which there is a default existing or with respect to which the maturity has been or could be accelerated, and the amount of sueh Indebtedness; (e) the early termination (or receipt of notice of pending early termination) of any Material Agreement; and (f) any other development in the business or affairs of any Loan Party which could reasonably be expected to have a Material Adverse Effect; in each case describing the nature thereof and the action that Loan Parties propose to take with respect thereto. 9.6 Government Receivables. Notify Lender promptly if any of its Receivables arise out of contracts between any Loan Party and the United States, any state, or any department, agency or instrumentality of any of them, exceeding the Materiality Threshold. 9.7 Annual Financial Statements. Deliver to Lender within ninety (90) days after the end of each Fiscal Year of Loan Parties, commencing with the Fiscal Year ending December 31, 2018, (a) audited financial statements of the Loan Parties on a Consolidated and Consolidating basis and a Consolidating basis including, without limitation, statements of income and stockholders’ equity and cash flow from the beginning of the current Fiscal Year to the end of such Fiscal Year and the balance sheet as at the end of such Fiscal Year, each certified without qualification or limitations as to scope by the Aeeountants and each prepared in accordance with GAAP applied on a basis consistent with prior practices and in reasonable detail, and (b) a certified monthly and perpetual inventory report. The finaneial statements shall be accompanied by a eertificate of a Designated Officer certifying that (i) such Designated Officer has caused this Agreement and the financial statement to be reviewed and (ii) in making such review, no information came to the attention of such Designated Officer which to their knowledge constituted a Default or Event of Default under this Agreement or any related agreement or, if sueh information came to their attention, speeifying any such Default or Event of Default, its nature, when it occurred and whether it is continuing, and such report shall contain or have appended thereto calculations which set forth Loan Parties’ compliance with the requirements or restrictions imposed by the Financial Covenants. In addition, the financial -56-

statements shall be accompanied by a certificate of a Designated Officer of Borrowing Representative which shall state that, based on an examination sufficient to pennit the Borrowing Representative to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Loan Parties with respect to such event, and such certificate shall have appended thereto calculations which set forth Loan Parties’ compliance with the requirements or restrictions imposed by the Financial Covenants. 9.8 Quarterly Financial Statements, Cash Flow Projections and Borrowing Base Certificates. Deliver to Lender within sixty (60) days after the end of the first, second and third Fiscal Quarters, commencing with the Fiscal Quarter ending March 31, 2018: (a) Financial Statements. A management prepared balance sheet of the Loan Parties on a Consolidated and Consolidating basis and on a Consolidating and combining basis and unaudited statements of income and stockholders’ (or members’) equity and cash flow of the Loan Parties on a Consolidated and Consolidating basis and Consolidating and combining basis reflecting results of operations from the beginning of the Fiscal Year to the end of such quarter and for such quarter, prepared on a basis consistent with prior practices but in accordance with GAAP (except for the absence of footnotes and customary year-end adjustments) and complete and correct in all material respects, subject to normal year-end adjustments (together with comparative reports for the corresponding period(s) in the prior Fiscal Year and for the projected reports for the current Fiscal Year required under Section 9.10L The reports shall be accompanied by a certificate of a Designated Officer of Borrowing Representative, in form and substance satisfactory to the Lender, which shall state that, based on an examination sufficient to permit the Borrowing Representative to make an infonued statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by the Loan Parties with respect to such event, and such certificate shall have appended thereto calculations which set forth the Loan Parties’ compliance with the Financial Covenants (each, a ''Compliance Certificate’ ') and (b) Borrowing Base Certificate. Deliver to Lender a certificate of a Designated Officer of Borrowing Representative in such form as may be required or approved by Lender fi-om time to time (a "Borrowing Base Certificate”) which shall state Loan Party’s Borrowing Base as of the date thereof (including a calculation of such Borrowing Base). A Borrowing Base Certificate shall be delivered monthly, by the twentieth day of each calendar month, as of the last Business Day of the preceding calendar month, and on the date of each requested Advance, and shall be supplemented by a monthly reconciliation of the monthly Borrowing Base Certificate delivered closest to (but within) each Fiscal Month, including accounts receivable and accounts payable agings and (a) the inventory reports for such Fiscal Month delivered pursuant to Section 9.2. (b) the financial statements of Loan Parties for the most recent Fiscal Month delivered pursuant to Section 9.8 and (c) Loan Parties’ general ledger, with each such reconciliation to be delivered coincident with the delivery of such financial statements pursuant to Section 9.8. and to be in fonu satisfactory to Lender, which shall include a -57-

reconciliation and roll forward” from the prior month’s reporting thereof pursuant to Section 9.2. 9.9 Projections; Operating Budgets. Deliver to Lender, no later than thirty (30) days prior to the beginning of each Loan Party’s Fiscal Years commencing with its first Fiscal Year ending after the Closing Date, the following projections (the ""Projections"'), on a quarter-to- quarter basis for such Fiscal Year, for Loan Parties, on a Consolidated and Consolidating basis and on a Consolidating basis: an operating budget, balance sheets, income statements, statements of cash flow. Financial Covenants compliance projections (including projected amounts of all financial components used in determining compliance) and borrowing availability, such projections to be accompanied by a certificate signed by a Designated Officer of Borrowing Representative to the effect that such projections have been prepared on the basis of sound financial planning practice consistent with past budgets and financial statements and that such officer has no reason to question the reasonableness of any material assumptions on which such projections were prepared. 9.10 Variances From Operating Budget. Deliver to Lender, concurrently with the delivery of the financial statements referred to in Section 9.8. a report summarizing all material variances from budgets submitted by Loan Parties pursuant to Section 9.9. 9.11 Intellectual Property. Notify Lender promptly if, subsequent to the Closing Date, any Loan Party applies for, or acquires, any patent, trademark or copyright registered (or registrable) under the federal law, and execute and deliver to Lender, upon request, such IP Security Agreement Supplements in respect of such patents, trademarks, and/or copyrights, respectively) as Lender may request to evidence, confirm or perfect Lender’s Lien on and security interest in sueh Collateral. 9.12 Public Reports. Deliver to Lender, promptly after the same become publicly available, that a Loan Party has filed any periodic or other reports, proxy statements and other materials filed by any Loan Party with the Securities and Exchange Commission, or any Governmental Body succeeding to any or all of the functions of the Securities and Exchange Commission, or with any national securities exchange, and provide copies of any materials distributed to the owners of Loan Parties’ Equity Interests generally or to the holders of Loan Parties’ Indebtedness pursuant to the terms of the documentation governing such Indebtedness (or any trustee, agent or other representative therefor), as the case may be. 9.13 Additional Information. Furnish Lender with such additional information as Lender, in its Permitted Discretion, may request in order to enable Lender to determine whether the tenns, covenants, provisions and conditions of this Agreement and the other Credit Documents have been complied with by Loan Parties including, without limitation and without the necessity of any request by Lender, (a) copies of all environmental audits and reviews, (b) at least thirty (30) days prior thereto, notice of any Loan Party’s opening or establishing of any new Collateral location or any Loan Party’s closing of any existing Collateral location, and (c) promptly upon any Loan Party’s learning thereof, notice of any labor dispute to which any Loan Party may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labor contract to which any Loan Party is a party or by which any Loan Party is bound. - 58 -

9.14 Additional Documents. Execute and deliver to Lender, upon request, such documents and agreements as Lender may, from time to time, request, in its Pennitted Discretion, to carry out the purposes, tenus or conditions of this Agreement. 10. CONDITIONS PRECEDENT. 10.1 Conditions to the Initial Advance. The agreement of Lender to make the Initial Advance requested to be made on the Closing Date is subject to the receipt by Lender (unless receipt is postponed or waived in writing by Lender), (in addition to the satisfaction of conditions precedent set forth in the Commitment Letter) of: (a) Loan Documents. This Agreement (including all Schedules and Exhibits), the Issuer Documents, the Note, the Security Agreement and any other Credit Documents to which Loan Parties and the Guarantors, or a Loan Party or a Guarantor are parties, duly executed and delivered by a Designated Officer of each applicable Loan Party; (b) Filings, Registrations, Recordings and Searches, (i) Evidence that each document (including, without limitation, any Uniform Commercial Code financing statement) required by this Agreement, any other Credit Document, under applicable law or otherwise as reasonably requested by Lender to be filed, registered or recorded in order to create, in favor of Lender, a perfected first-priority security interest in or lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Lender shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto; (ii) Lender shall also have received UCC, tax, judgment lien and bankruptcy searches with respect to each Loan Party in such jurisdictions as Lender shall require, and the results of such searches shall be satisfactory to Lender; and (iii) Lender shall have received from Borrowing Representative, for each Loan Party, a perfection certificate, the form of which shall be supplied by Lender to Borrowing Representative prior to the Closing Date; (c) Certificates of Organization, Authority Incumbency. A certificate of a Designated Officer of each Loan Party, dated the Closing Date, in form and substance satisfactory to the Lender, certifying as to (i) the incumbency and signature of the officers (or other representatives) of each Loan Party executing any Credit Documents, and (ii) the authorizations by the board of directors (or other governing body) of such Loan Party to such officers or other representatives to enter into and carry out such transactions as are contemplated pursuant to this Agreement and the other Credit Documents; and including therewith copies of the Organic Documents of such Loan Party as in effect on the Effective Date; (d) Good Standing Certificates. Good standing certificates for each Loan Party dated not more than thirty (30) days prior to the Effective Date, issued by the secretary of state or other appropriate official of each Loan Party’s jurisdiction of organization and each jurisdiction where the conduct of each Loan Party’s business activities or the ownership of its properties necessitates qualification as of the Effective Date; -59-

(e) Legal Opinion. The executed legal opinion of legal counsel to the Loan Parties, in form and substance satisfactory to the Lender, unless otherwise acceptable to or required by Lender, which shall cover such matters incident to the transactions contemplated by this Agreement, the Note and all other Credit Documents as Lender may reasonably require, and each Loan Party hereby authorizes and directs such counsel to deliver such opinions to Lender; (f) Closing Certificate. A closing certificate signed by a Designated Officer of each Borrower dated the Closing Date, in form and substance satisfactory to the Lender, certifying that: (i) all representations and warranties set forth in this Agreement and the other Credit Documents are true and correct on and as of such date. (ii) the Loan Parties are on such date in compliance with (A) all the terms and provisions set forth in the Credit Documents and (B) all Requirements of Law, (iii) on such date, no Default or Event of Default has occurred or is continuing. (iv) all of the information provided by or on behalf of any Loan Party to the Lender is true and complete in all material respects, and (v) attached thereto is a calculation, with reasonably detailed supporting information, demonstrating that Excess Availability on the Closing Date is not less than $1,000,000. (g) No Litigation. A certificate signed by a Designated Officer of each Loan Party certifying that except for the Vardakas Litigation (i) no litigation, suit, action, investigation or proceeding before or by any arbitrator or Governmental Body shall be continuing or to its knowledge, threatened, against any Loan Party or against the officers or directors of any Loan Party (A) in connection with the Credit Documents or any of the transactions contemplated thereby and which, in the reasonable opinion of Lender, is deemed material or (B) which could, in the reasonable opinion of Lender, have a Material Adverse Effect; and (ii) no injunction, writ, restraining order or other order of any nature materially adverse to any Loan Party or the conduct of its business or inconsistent with the due consummation of the Transactions shall have been issued by any Governmental Body; (h) Material Agreements. All Material Agreements and the Lender shall be satisfied therewith; (i) Collateral Examination. Collateral examinations, results of which shall be satisfactory in form and substance to the Lender, of the Receivables, Inventory, General Intangibles, Leasehold Interests, and Equipment of each Loan Party and all books and records in connection therewith, the fees for which shall have been paid by the Loan Parties; a) Fees. Payment of all fees and expenses payable to Lender on or prior to the Closing Date pursuant hereto or under any other Credit Document; -60-

(k) Financial Statements. Copies of the Projections, copies of the Historical Financial Statements; (1) Insurance. Copies of the Loan Parties’: (i) casualty insurance policies, together with lender loss payable endorsements naming Lender as lender loss payee, which insurance will insure against, without limitation, windstonn, which shall be in an amount not less than the lesser of replacement cost of the property insured or the Revolving Commitment; (ii) liability insurance policies, together with endorsements naming Lender as a co-insured, which insurance will insure against, without limitation, violation of law insurance, which shall be in amounts of not less than $1,000,000 per occurrence and $2,000,000 in the aggregate, together with an endorsement naming the Lender as an additional insured. (iii) directors’ and officers’ insurance policies. Each of such policies of insurance shall be satisfactory to the Lender and the premiums for each policy shall be paid in full. (m) Accounts Etc. Duly executed agreements establishing the Lock Box Account, Blocked Account and the Concentration Account; (n) Consents. Any and all Consents necessary to permit the effectuation of the transactions contemplated by this Agreement and the other Credit Documents; and Lender shall have received such Consents (without the imposition of any conditions that are not acceptable to the Lender) and waivers of such third parties as might assert claims with respect to the Collateral, as Lender and its counsel shall deem necessary; (0) No Adverse Material Change. Confirmation satisfactory to it that since December 31, 2017, there shall not have occurred any event, condition or state of faets which could reasonably be expected to have a Material Adverse Effect; and no representations made or information supplied to Lender shall have been proven to be inaccurate or misleading in any material respect; (P) Landlord’s and Other Access Agreements, Etc. Waivers or other access agreements satisfactory to Lender with respect to all premises leased by, licensed to, mortgaged or otherwise used by the Loan Parties at which Eligible Inventory or Equipment is located or in which Eligible Inventory is otherwise being processed, finished or stored, such waivers or related agreements to be in form and substance satisfactory to Lender unless Lender otherwise has agreed to suspend or waive such requirement in one or more instanees and impose reserves under the Borrowing Base in regard thereto due to the Loan Parties’ inability to obtain same, after reasonable effort; (q) Intellectual Property. To the extent any Loan Party owns any trademarks or patents (or applications therefor) which are registered with the United States Patent and Trademark Office, or any copyrights (or applications therefor) which are registered with the -61 -

United States Copyright Office, one or more IP Security Agreement Supplements in regard thereto, duly executed and delivered hy a Designated Officer of such Loan Party; (r) Excess Availability at Closing. Evidence satisfactory to it to the effect that after giving effect to the making of the Initial Advances hereunder, the imposition of all Availability Reserves under the Borrowing Base and the payment of all closing costs associated therewith (regardless whether required to be paid on the Closing Date), Loan Parties shall have Excess Availability on the Closing Date of not less than $1,000,000; (s) Existing Loans. Pay-off letters from the Existing Lender in respect of the Existing Loans, to be in form and substance satisfactory to Lender, pursuant to which the Existing Lender shall have agreed to release, and authorized the Lender to release, all Existing Lender Liens upon receipt of full payment of the Existing Loans on the Closing Date; (t) Solvency. A certificate duly executed by a Designated Officer of Borrowing Representative attesting to Loan Parties’ solvency in conformity with Section 5.7; (u) Guaranty. Each Guaranty required from the Guarantors specified in the definition of the term “Guarantor”, duly executed and delivered by a Designated Officer (if applicable) of each Guarantor; (V) Computer Systems. Confirmation satisfactory to the Lender that the Loan Parties’ computer systems are satisfactory and that such computer systems are sufficient to report accurately the information required by the Lender regarding the Lender’s Collateral and the Loan Parties’ financial conditions. (w) Trade References; Background Check. Trade referenees and background checks, including references by and checks with banks, customers and vendors, performed by investigation firms satisfactory to Lender, with respect to the Loan Parties and such employees of the Loan Parties that the Lender may require. (X) All Other Matters. All other Credit Documents which Lender determines to be necessary to consummate the transactions contemplated to oecur on or after the Closing Date pursuant to this Agreement, and all corporate and other proceedings, and all doeuments, instruments and other legal matters in connection with the transactions contemplated herein shall be satisfactory in form and substance to Lender and its legal counsel. 10.2 Conditions to Each Advance. The agreement of Lender to make any Advance requested to be made on any date (including, without limitation, the Initial Advance), is subject to the satisfaction of the following conditions precedent as of the date such Advance is made: (a) Representations and Warranties. Each of the representations and warranties made by any Borrower in or pursuant to this Agreement and any other Credit Document to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any related agreement shall be true and correct in all material respeets on and as of such date as if made on and as of such date, except to the extent that any of such -62-

representations or warranties specifically relate to an earlier date or became untrue by reason of events or conditions otherwise pennitted to occur hereunder; (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date, or would exist after giving effect to the Advances requested to be made, on such date and, in the case of the Initial Advance, after giving effect to the consummation of the transactions contemplated hereby; provided, however, that Lender, in its sole and absolute discretion, may continue to make Advances notwithstanding the existence of a Default or Event of Default and that any Advances so made shall not be deemed a waiver of any such Default or Event of Default; (c) Maximum Revolving Advances. In the case of any request for a Revolving Advance after giving effect thereto, the aggregate amount of all Revolving Advances shall not exceed the Maximum Revolving Advance Amount; and (d) Maximum Letters of Credit. In the case of any request for a Letter of Credit, after giving effect thereto, the aggregate face amount and reimbursement obligations outstanding in respect of Letters of Credit (i) shall not exceed the Letter of Credit Sublimit or, (ii) when aggregated with all then outstanding Revolving Advances, shall not exceed the Maximum Revolving Advance Amount. Each request for an Advance by any Borrower hereunder shall constitute a representation and warranty by each Borrower as of the date of such Advance that the conditions contained in this Section 10.2 shall have been satisfied. 11. EVENTS OF DEFA ULT. The occurrence of any one or more of the following events shall constitute an 'Event of DefaulC: 11.1 Obligations. Failure by any Loan Party (a) to pay any principal of, or interest on, any Obligations, including any reimbursement obligations with respect to any drawing under any Letter of Credit when due, whether at maturity or by reason of acceleration pursuant to the terms of this Agreement or by notice of intention to prepay, or by mandatory prepayment or (b) to pay within five (5) days of the due date thereof, any other obligations or make any other payment, fee or charge provided for herein or in any other Credit Document; 11.2 Misrepresentations. Any representation or warranty made or deemed made by any Loan Party in any Credit Document or in any certificate, document or financial or other statement furnished at any time in connection therewith shall prove to have been misleading in any material respect on the date when made or deemed to have been made; 11.3 Financial Information. Failure by any Loan Party to (a) furnish financial information when due or when requested pursuant hereto which is unremedied for a period of ten (10) days, or (b) permit the inspection of its books or records by Lender when requested pursuant hereto; -63 -

11.4 Liens. Issuance of a notice of Lien, levy, assessment, injunction or attachment against any Loan Party’s property having a collateral value in excess of the Materiality Threshold which is not stayed or lifted within thirty (30) days (but not later than its being executed, however); 11.5 Covenants. Either (i) except as otherwise provided in Section ILL Section 11.2 or Section 11.3 or clause (ii) below of this Section 11.5. failure or neglect of any Loan Party to perform, keep or observe any covenant contained in Section 7.1 through Section 7.19 or contained in Section 8.1 (without any cure or grace period); or (ii) a failure or neglect of any Loan Party to perfonn, keep or observe any term, provision, condition or covenant, contained in (A) Section 5 of the Security Agreement or Sections 6.3, 6.4. 6.6 hereof which is not cured within fifteen (15) days from the occurrence of such failure or neglect and (B) any other Section of this Agreement or any other Credit Document which is not cured within thirty (30) days from the occurrence of such failure or neglect, unless, in either case, a shorter period of time is specifically required in any other such Credit Document; 11.6 .Judgments. Any judgment or judgments are rendered or judgment liens filed against any Loan Party for an aggregate amount in excess of the Materiality Threshold which within thirty (30) days of such rendering or filing (but not later than its being executed, however) is not either satisfied, stayed or discharged of record; 11.7 Voluntary Bankruptcy. Any Loan Party shall take any Bankruptcy Action; or shall take any action for the purpose of effecting any of the foregoing; 11.8 Involuntary Bankruptcy. Any Loan Party shall acquiesce in, or fail to have dismissed any Bankruptcy Action within sixty (60) days after the occurrence thereof; or shall take any action for the purpose of effecting any of the foregoing; 11.9 Material Adverse Changes. Any change in any Loan Party’s condition or affairs (financial or otherwise) which Lender detennines has had, or could reasonably be expected to have, a Material Adverse Effect; 11.10 Lender’s Liens. Any Lien created under the Credit Documents for any reason ceases to be or is not a valid and perfected Lien having a first priority interest, except for Peraiitted Encumbrances; 11.11 Subordinated Debt. An Event of Default shall occur under or in respect of any Subordinated Debt which causes the acceleration of, or entitles the holder thereof to cause the acceleration of, any Subordinated Debt, or any payment is made or received in respect of any Subordinated Debt in violation of the Subordination Agreement made with respect thereto; 11.12 Cross Default. A default of the obligations of any Loan Party under any Material Agreement shall occur which involves a monetary obligation in excess of the Materiality Threshold, whether individually or in the aggregate, or otherwise materially and adversely affects such Loan Party’s condition, affairs or prospects (financial or otherwise) which default is not cured within any applicable grace period; -64-

11.13 Guaranty. Tennination or breach of any Guaranty or similar agreement executed and delivered to Lender in connection with the Obligations of any Loan Party shall occur; or any Guarantor shall attempt to temrinate, or shall challenge the validity of or its liability under, any such Guaranty or similar agreement; 11.14 Subordination Agreement. Termination or breach of any Subordination Agreement shall occur; or any holder of Permitted Subordinated Debt shall attempt to terminate, or shall challenge the validity of or its liability under, any such Subordination Agreement; 11.15 Change of Control. Any Change of Control shall occur; 11.16 Invalidity. Any material provision of any Credit Document shall, for any reason, cease to be valid and binding on the Loan Party party thereto, or any Loan Party shall so claim in writing to Lender; 11.17 Takings, (a) Any Governmental Body shall (i) revoke, terminate, suspend or adversely modify any license, permit, patent trademark or trade name of any Loan Party, the continuation of which is material to the continuation of any Loan Party’s business, or (ii) commence proceedings to suspend, revoke, terminate or adversely modify any such license, permit, trademark, trade name or patent and such proceedings shall not be dismissed or discharged within sixty (60) days, or (iii) schedule or conduct a hearing on the renewal of any license, permit, trademark, trade name or patent necessary for the continuation of any Loan Party’s business and the staff of such Governmental Body issues a report recommending the termination, revocation, suspension or material adverse modification of such license, permit, trademark, trade name or patent; or (b) any agreement which is necessary or material to the operation of any Loan Party’s business shall be revoked or terminated and not replaced by a substitute acceptable to Lender within thirty (30) days after the date of such revocation or termination, and such revocation or termination and non-replacement would reasonably be expected to have a Material Adverse Effect on any Loan Party; 11.18 Seizures. Any portion of the Collateral having a collateral value in excess of the Materiality Threshold shall be seized or taken by a Governmental Body, or any Loan Party or the title and rights of any Loan Party shall have become the subject matter of litigation which Lender, in its Permitted Discretion, determines could reasonably be expected, upon final determination, to result in impairment or loss of the security provided by this Agreement or the other Credit Documents as to such Collateral; 11.19 Cessation of Operations. Unless and except to the extent occurring in the Ordinary Course of Business as conducted on the Closing Date, the operations of any Loan Party are interrupted at any time for more than ten (10) Business Days during any period of thirty (30) consecutive days, unless such Loan Party shall (a) be entitled to receive for such period of interruption, proceeds of business interruption insurance sufficient to assure that its per diem cash needs during such period are at least equal to its average per diem cash needs for the consecutive three month period immediately preceding the initial date of interruption; and (b) receive such proceeds in the amount described in clause (b) preceding not later than thirty (30) days following the initial date of any such interruption; provided, however, that notwithstanding the provisions of clauses (a) and (b) of this Section, an Event of Default shall be -65-

deemed to have occurred if such Loan Party shall be receiving the proceeds of business interruption insurance for a period of sixty (60) consecutive days; or 11.20 Criminal Charges. Any Loan Party or any director or officer of a Loan Party (which is an entity, and not an individual) shall become the subject of a criminal indictment or investigation in respect of or pertaining to, the operation or conduct of its business, its reporting of any financial data, its application for or receipt of any credit, its “laundering” of any funds or its non-payment (or underpayment) of any taxes or any other Charges, or shall admit its, his or her guilt or complicity in respect of any of the foregoing, or shall pay any fine or suffer any penalty in respect thereof (including as part of any plea bargain or similar arrangement). 12. LENDER RIGHTS AND REMEDIES AFTER DEFA ULT. 12.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default pursuant to Sections 11.7 or 11.8, all Obligations shall be immediately due and payable and this Agreement and all Commitments of Lender shall be deemed terminated. Upon the occurrence of any other Event of Default not specified in the preceding sentence, and at any time thereafter during the continuation of such Event of Default, at Lender’s option, all Obligations shall be immediately due and payable and Lender shall have the right to terminate this Agreement and to terminate the Commitments of Lender to make Advances. Upon the occurrence and during the continuance of any Event of Default, and during its continuation. Lender shall have the right to exercise any and all other rights and remedies provided for herein, under the Uniform Commercial Code and at law or equity generally, including, without limitation, the right to foreclose the security interests granted under the Credit Documents and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process. Lender may enter any Loan Party’s premises or other premises without legal process and without incurring liability to any Loan Party therefor, and Lender may thereupon, or at any time thereafter, in its discretion without notice or demand, take the Collateral and remove the same to such place as Lender may deem advisable and Lender may require Loan Parties to make the Collateral available to Lender at a convenient place. With or without having the Collateral at the time or place of sale. Lender may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as Lender may elect. Except as to that part of the Collateral which is perishable or threatens to decline speedily in value or is of a 15^30 customarily sold on a recognized market. Lender shall give Loan Parties reasonable notification of such sale or sales, it being agreed that in all events written notice mailed to Loan Parties at least ten (10) days prior to such sale or sales is reasonable notification. At any public sale Lender may bid for and become the purchaser, and Lender, or any other purchaser at any such sale thereafter, shall hold the Collateral sold absolutely free from any claim or right of whatsoever kind, including any equity of redemption and such right and equity are hereby expressly waived and released by each Loan Party. In cormection with the exercise of the foregoing remedies. Lender is granted permission to use all of each Loan Party’s trademarks, trade styles, trade names, patents, patent applications, licenses, franchises and other proprietary rights which are used in connection with (a) Inventory for the purpose of disposing of such Inventory and (b) Equipment for the purpose of completing the manufacture of unfinished goods. - 66 -

12.2 Application of Proceeds. The proceeds realized by Lender from the sale or other disposition by Lender of any Collateral subsequent to an Event of Default occurring and during its continuation, shall be applied as follows: first, to the reasonable costs, expenses and attorneys’ fees and expenses incurred by Lender for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; secondly, to interest due upon any of the Obligations; thirdly, to fees payable in connection with this Agreement; fourthly, to furnish to Lender cash collateral in an amount not less than one hundred ten percent (110%) of the aggregate undrawn amount of all Letter of Credit Obligations, such cash collateral arrangements to be in fonn and substance satisfactory to Lender; and, lastly, to the principal of the Obligations; provided, however, that Lender reserves the right to adjust the foregoing allocations as it sees fit from time to time, in its sole discretion, and apply (or re-apply, as the case may be) such proceeds to the Obligations in a different manner or order. If any deficiency shall arise. Borrowers shall remain liable to Lender therefor. If any surplusage exists, such surplusage shall be held as cash collateral pending full payment and satisfaction of all Obligations and temiination of this Agreement, after which any remainder shall be returned to Borrowing Representative unless Lender is then otherwise required to remit such remainder under applicable law. 12.3 Lender’s Discretion. After an Event of Default exists, and while it is continuing. Lender shall have the right in its sole discretion to determine which rights. Liens, security interests or remedies Lender may at any time pursue, relinquish, subordinate, or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of Lender’s rights hereunder. In no event shall any Loan Party have any right to require Lender to marshal any Collateral. 12.4 Setoff. In addition to any other rights which any Lender Party may have under applicable law, upon the occurrence of an Event of Default hereunder, and during its continuation, each Lender Party shall have a right to apply any Loan Party’s property held by it to reduce the Obligations. 12.5 Receiver. In addition to any other remedy available to it. Lender shall also have the right, upon the occurrence of an Event of Default and during its continuation, to seek and obtain the appointment of a receiver to take possession of and operate and/or dispose of the business and assets of Loan Parties and any costs and expenses incurred by Lender in connection with such receivership shall be reimbursed to Lender by Loan Parties on demand, shall bear interest at the Default Rate until paid in full, and shall be secured by all Collateral. 12.6 Rights and Remedies not Exclusive. The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any right or remedy shall not preclude the exercise of any other right or remedies provided for herein or in any other Credit Document or otherwise provided by law from and after the occurrence of any Event of Default and during its continuation, all of which shall be cumulative and not alternative. 13. WAIVERS AND JUDICIAL PROCEEDINGS. 13.1 Waiver of Notice. Each Loan Party hereby waives notice of non-payment of any of the Receivables, demand, presentment, protest and notice thereof with respect to any and all -67-

instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein or as a matter of applicable law may not be waived. 13.2 Delay. No delay or omission on Lender’s part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any default. 13.3 Jury Waiver. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR ANY RELATED TRANSACTIONS, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. 14. EFFECTIVE DATE AND TERMINATION. 14.1 Term; Early Termination Fee. (a) This Agreement shall become effective on the Effective Date and shall continue in full force and effect until that date which is the third anniversary of the Effective Date (the "'Term”) unless sooner terminated as herein provided. Borrowers may terminate this Agreement at any time upon not less than ten (10) days’ prior written notice to Lender, upon payment in lull of the Obligations. (b) In the event Commitments are terminated, for any reason, prior to the last day of the Term in connection with any such early termination (the date of such prepayment hereinafter referred to as the "Early Termination Date”), Borrowers shall pay to Lender an early temiination fee (the "Early Termination Fee”), for the loss of its bargain (and not as a penalty) in an amount equal to the product of: (i) the greater of (A) the aggregate amount of Commitments being made to Borrowers on the Closing Date or (B) the aggregate amount of Commitments being made to Borrowers on the Early Termination Date, times (ii) either (A) three percent (3.0%), if the Early Temiination Date occurs on or after the Closing Date to and including the date immediately preceding the first anniversary of the Closing Date, unless such termination occurs contemporaneously with the sale of the stock or assets of ADGE in which event, the Early Temiination Fee shall be one percent (1.00%), (B) two percent (2.0%), if the Early Termination Date occurs on -68-

or after the first anniversary of the Closing Date but on or before the second anniversary of the Closing Date, unless such termination occurs contemporaneously with the sale of the stock or assets of ADGE in which event, the Early Termination Fee shall be one half of one percent (0.50%), or (C) one half of one percent (0.50%), if the Early Termination Date occurs on or after the second anniversary of the Closing Date but on or before the stated expiration of the Term. 14.2 Termination. The termination of this Agreement shall not affect any Borrower’s, Lender’s or any other Lender Party’s rights, or any of the Obligations having their inception prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into, rights or interests created or Obligations have been fully disposed of, concluded or liquidated. The security interests. Liens and rights granted to Lender, for the benefit of the Lender Parties, under the Credit Documents and the financing statements filed hereunder shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that Borrowers’ Account may from time to time be temporarily in a zero or credit position, until all of the Obligations of each Borrower have been paid or perforaied in full after the termination of this Agreement or each Borrower has furnished Lender, for the benefit of the Lender Parties, with an indemnification satisfactory to such parties with respect thereto and an unconditional release from any liabilities hereunder. Upon termination of this Agreement and Borrowers’ satisfaction in full of all of Borrowers’ Obligations under this Agreement and the Credit Documents (including Indemnification Obligations) Lender shall, at the Borrowers’ expense, promptly provide to Borrowers and file with the appropriate filing office (i) Uniform Commercial Code termination statements and (ii) termination or reassignment agreements with respect to all intellectual property subject to an assignment or pledge in favor of Lender. All representations, warranties, covenants, waivers and agreements contained herein shall survive the tennination hereof until all Obligations are paid or perforaied in full. 15. ADDITION OF BORROWERS: MULTIPLE BORROWERS. 15.1 Addition of Borrowers. Provided that no Default or Event of Default has occurred and is then continuing, and subject to the prior consent of Lender, Borrowing Representative may from time to time direct that any of the then Loan Parties’ Subsidiaries which is not then a Borrower become a Borrower by submitting a Borrower Addendum to Lender with respect to such Subsidiary, together with (a) a certificate, dated the date of such Borrower Addendum, of the Secretary or Assistant Secretary of such Subsidiary and substantially in the fonn of, and with substantially the same attachments as, the certificate which would have been required under Section 10. Uc) if such Subsidiary had become a party hereto on the Closing Date, and (b) an opinion of counsel to such Subsidiary in all respects reasonably satisfactory to the Lender. Upon receipt of such Borrower Addendum and all of the supporting items referred to in clauses (a) and (b) of this Section 15.1. Lender shall confirm such Borrower Addendum by signing a copy thereof and shall deliver a copy thereof to Borrowing Representative, at which time such Subsidiary shall become a ''Borrower"' hereunder. 15.2 Multiple Borrowers. (a) Each Borrower acknowledges that it, together with each other Borrower, make up a related organization of various entities constituting a single economic and business -69-

enterprise and sharing a substantial identity of interests such that, without limitation, BoiTowers render services to or for the benefit of each other, purchase or sell and supply goods to or from or for the benefit of each other, make loans, advances and provide other financial accommodations to or for the benefit of each other (including the payment of creditors and guarantees of Indebtedness), provide administrative, marketing, payroll and management services to or for the benefit of each other; have centralized accounting, common officers and directors; and are in certain circumstances identified to creditors as a single economic and business enterprise. Aceordingly, and without limitation, any credit or other financial accommodation extended to any one Borrower pursuant hereto will result in direct and substantial economic benefit to each other Borrower, and each Borrower will likewise benefit from the economies of scale associated with Borrowers, as a group, applying for credit or other financial accommodations pursuant hereto on a collective basis. (b) Each Borrower hereby irrevocably designates Borrowing Representative to be its attorney and agent and in such capacity to borrow, sign and endorse notes, and execute and deliver all instruments, documents, writings and further assuranees now or hereafter required hereunder, on behalf of such Borrower or Borrowers, collectively, and hereby authorizes Lender to pay over or credit all loan proceeds hereunder in accordance with the request of Borrowing Representative. (c) The handling of this credit facility as a co-borrowing facility with a Borrowing Representative in the manner set forth in this Agreement is solely as an accommodation to Borrowers and at their request. None of the Lender Parties shall incur any liability to Borrowers as a result thereof To induce the Lender Parties to do so and in consideration thereof, each Borrower hereby indemnifies the Lender Parties and holds the Lender Parties harmless from and against any and all liabilities, expenses, losses, damages and claims of damage or injury asserted against the Lender Parties by any Person arising from or incurred by reason of the handling of the financing arrangements of Borrowers as provided herein, reliance by any of the Lender Parties on any request or instruction from Borrowing Representative or any other aetion taken by any of the Lender Parties with respect to this Section except due to willful misconduct or gross (not mere) negligence by the indemnified party. (d) All Obligations shall be joint and several, and each Borrower shall make payment upon the maturity of the Obligations, whether by acceleration or otherwise, and such obligation and liability on the part of each Borrower shall in no way be affected by any extensions, renewals and forbearance granted by Lender to any Borrower, failure of Lender to give any Borrower notice of borrowing or any other notice, any failure of Lender to pursue or preserve its rights against any Borrower, the release by Lender of any Collateral now or thereafter acquired from any Borrower, and such agreement by each Borrower to pay upon any notice issued pursuant thereto is unconditional and unaffected by prior recourse by Lender to the other Borrowers or any Collateral for such Borrower’s Obligations or the lack thereof 15.3 Waiver of Subrogation. Each Borrower expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which such Borrower may now or hereafter have against the other Borrowers or other Person directly or contingently liable for the Obligations hereunder, or against or with respect to the other Borrowers’ property (including, without limitation, any property which is Collateral for the -70-

Obligations), arising from the existence or perfomiance of this Agreement, until tennination of this Agreement and repayment in full of the Obligations. 16. MISCELLANEOUS. 16.1 GO VERNING LA W. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLIED TO CONTRACTS TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK. ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST ANY BORROWER WITH RESPECT TO ANY OF THE OBLIGATIONS, THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR RELATED TRANSACTION MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE CITY AND STATE OF NEW YORK, UNITED STATES OF AMERICA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT. EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO BORROWING REPRESENTATIVE AT ITS ADDRESS SET FORTH IN SECTION 16.7 AND SERVICE SO MADE SHALL BE DEEMED COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE MAILS OF THE UNITED STATES OF AMERICA, OR, AT LENDER’S OPTION, BY SERVICE UPON TECOGEN (OR ANY SUCCESSOR OR REPLACEMENT PERSON, AS SELECTED BY LENDER), WHICH EACH BORROWER IRREVOCABLY APPOINTS AS SUCH LOAN PARTY’S AGENT FOR THE PURPOSE OF ACCEPTING SERVICE WITHIN THE STATE OF NEW YORK. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LENDER TO BRING PROCEEDINGS AGAINST ANY BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. EACH BORROWER WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS. ANY JUDICIAL PROCEEDING BY ANY BORROWER AGAINST LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, SHALL BE BROUGHT ONLY IN A FEDERAL OR STATE COURT LOCATED IN THE CITY OF NEW YORK, STATE OF NEW YORK. 16.2 Entire Understanding. This Agreement and the other Credit Documents executed concurrently herewith contain the entire understanding between each Borrower and Lender relative to the subject matter hereof and thereof and supersede all prior agreements and understandings, if any, relating to the subject matter hereof, provided that the terms of any Commitment Letter, to the extent not in conflict herewith or with any other Credit Document shall continue to be applicable hereto. Any promises, representations, warranties or guarantees -71 -

not herein contained and hereinafter made shall have no force and effect unless in writing, signed by the respective officers of the party making such promises, representations, warranties, or guarantees. Neither this Agreement nor any other Credit Document nor any portion or provisions hereof or thereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing signed by the party to be charged. 16.3 Advice of Counsel. Each Borrower acknowledges that it has been advised by counsel in connection with the execution of this Agreement and the other Credit Documents and is not relying upon oral representations or statements inconsistent with the terais and provisions of this Agreement or any other Credit Document. 16.4 Successors and Assigns; Participations; New Lender. (a) This Agreement shall be binding upon and inure to the benefit of Borrowers and Lender and all future holders of the Obligations and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Lender. (b) Each Borrower acknowledges that Lender may at any time and from time to time sell participating interests in the Advances to one or more Participants. Each Participant may exercise all rights of payment (including, without limitation, rights of set-off) with respect to the portion of such Advances held by it or other Obligations payable hereunder as fully as if such Participant were the direct holder thereof provided that Borrowers shall not be required to pay to any Participant more than the amount which it would have been required to pay to Lender which granted an interest in its Advances or other Obligations payable hereunder to such Participant had Lender retained such interest in the Advances hereunder or other Obligations payable hereunder and in no event shall Borrowers be required to pay any such amount arising from the same circumstances and with respect to the same Advances or other Obligations payable hereunder to both such Lender and such Participant. Each Borrower hereby grants to any Participant a continuing security interest in any deposits, moneys or other property actually or constructively held by such Participant as security for such Participant’s interest in the Advances. (c) Lender may sell, assign or transfer all or any part of its rights under this Agreement and the other Credit Documents to one or more additional banks or financial institutions and one or more additional banks or financial institutions may commit to make Advances hereunder (each a ''Purchasing Lender''). Borrowers hereby consent to the addition of such Purchasing Lender and the transfer of all or a portion of the rights and obligations of Lender under this Agreement and the other Credit Documents in connection therewith. Borrowers shall execute and deliver such further documents and do such further acts and things as Lender or Purchasing Lender may reasonably request in order to effectuate the foregoing. (d) Nothing contained herein, however, shall limit in any way the right of Lender to assign all or a portion of the Advances owing to it from time to time to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such -72-

Federal Reserve Bank in regard thereto, but no such assignment shall release the assigning Lender from its obligations hereunder. (e) Borrowers authorize Lender to disclose to any Purchasing Lender and any prospective Purchasing Lender any and all financial information in Lender’s possession concerning Borrowers which has been delivered to Lender by or on behalf of Borrowers pursuant to this Agreement or any other Credit Document or in connection with Lender’s credit evaluation of Loan Parties, subject, however, to the provisions on confidentiality set forth in Section 16.18. 16.5 Application of Payments. Lender shall have the continuing and exclusive right to apply or reverse and re-apply any payment and any and all proceeds of Collateral to any portion of the Obligations. To the extent that any Borrower makes a pa3mient or Lender receives any payment or proceeds of the Collateral for any Borrower’s benefit which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Lender. 16.6 Indemnity. Each Borrower shall indemnify each Lender Party, and each of its respective officers, directors. Affiliates, employees and agents from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against such Lender Party in any litigation, proceeding or investigation instituted or conducted by any Governmental Body or instrumentality or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement or the other Credit Documents, whether or not such Lender Party is a party thereto, except to the extent that any of the foregoing arises out of the willful misconduct or gross negligence of the party being indemnified. 16.7 Notice. Any notice or request hereunder may be given to any Borrower or to Lender at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder may be given by (a) personal delivery, (b) recognized overnight courier, or (c) certified mail, return receipt requested. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or five (5) Business Days following posting thereof by certified mail, return receipt requested postage prepaid, or (c) upon actual receipt thereof when sent by a recognized overnight delivery service, in each case, addressed to each party at its address set forth below or at such other address as has been furnished in writing by a party to the other by like notice: (a) If to Lender at: Webster Business Credit Corporation 360 Lexington Avenue - 73 -

New York, New York 10017 Attention: Account Executive with a copy to: Emmet, Marvin & Martin, LLP 120 Broadway New York, New York 10271 Attention: Eric M. Reuben, Esq. (b) If to Borrowing Representative or any Loan Party, at: Ms. Bonnie J. Brown, CPA Chief Accounting Officer Tecogen Inc. 45 First Avenue Waltham, MA 02451 with a copy to: John K. Whiting IV General Counsel Tecogen Inc. 45 First Avenue Waltham, MA 02451 16.8 Survival. The obligations of Borrowers under Sections 3.10. 3.11. 3.12. 3.14. 3-15, 6.8(h), 16.6 and 16.10. together with any other Section, terms or provisions hereof which by its tenn so provides, shall survive any termination of this Agreement and the other Credit Documents and payment in full of the Obligations. 16.9 Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible. 16.10 Expenses. Borrowers agree to pay on demand all costs, fees, and expenses including, without limitation, reasonable attorneys’ fees and disbursements, incurred by any Lender Party under, pursuant to or in connection with this Agreement or any other Credit Document, including, without limitation, any such costs, fees or expenses incurred in respect of the following: (a) all efforts made to enforce payment of any Obligations or effect collection of any Collateral, or (b) entering into, or the modification, amendment, administration and enforcement of, this Agreement and the other Credit Documents or any consents or waivers hereunder and all related agreements, documents and instruments, or (c) inspection of Borrowers’ books and records or any Collateral, including field audits, or (d) any physical inventory or any appraisal of any Collateral, or (e) instituting, maintaining, preserving, collecting, liquidating, evaluating, storing, safeguarding, enforcing or foreclosing on Lender’s -74-

security interest in or Lien on any of the Collateral, whether through judicial proceedings or otherwise, or (f) defending or prosecuting any actions or proceedings arising out of or relating to any Lender Party’s transactions with any Borrower, or (g) advice given to any Lender Party with respect to its rights and obligations under this Agreement or any other Credit Document, whether by legal counsel, accountants, consultants retained for such purpose or otherwise. Any and all amounts due under this Section shall bear interest at the Default Rate until paid in full, shall be part of the Obligations, and shall be secured by the Collateral. 16.11 Right to Cure. Lender may, in its Permitted Discretion, (a) if not cured by a Borrower within the applicable grace or cure period, if any, cure any default by any Borrower under any Material Agreement that affects the Collateral, its value or the ability of Lender to collect, sell or otherwise dispose of any Collateral or the rights and remedies of Lender therein or the ability of any Borrower to perfonn its obligations hereunder or under any of the other Credit Documents, (b) pay or bond on appeal any judgment entered against any Borrower, (c) discharge any Charges, Liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and (d) pay any amount, incur any expense or perform any act which Lender, in its Permitted Discretion, determines is necessary or appropriate to preserve, protect, insure or maintain the Collateral and the rights of Lender with respect thereto. Lender may add any amounts so expended to the Obligations and charge Borrowers’ Account therefor, such amounts to be repayable by Borrowers on demand, shall bear interest at the Default Rate until paid in full, shall be part of the Obligations, and shall be secured by the Collateral. Lender shall be under no obligation to effect such cure, payment or bonding and shall not, by doing so, be deemed to have assumed any obligation or liability of any Borrower. Any payment made or other action taken by Lender under this Section shall be without prejudice to any right to assert an Event of Default and to proceed accordingly. 16.12 Injunctive Relief. Each Borrower recognizes that, in the event any Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to Lender and, therefore. Lender, if Lender so requests, may be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving that actual damages are not an adequate remedy. 16.13 CONSEQUENTIAL DAMAGES. NO LENDER PARTY, NOR ANY AGENT OR ATTORNEY FOR ANY OF THEM, SHALL BE LIABLE TO ANY LOAN PARTY FOR CONSEQUENTIAL DAMAGES ARISING FROM ANY BREACH OF CONTRACT, TORT OR OTHER WRONG RELATING TO THE ESTABLISHMENT, ADMINISTRATION OR COLLECTION OF THE OBLIGATIONS OR ANY RELATED TRANSACTION. 16.14 Third Party Beneficiaries. No Person is intended to be, or shall be permitted, presumed or construed to be, a third party beneficiary of this Agreement or any other Credit Document. 16.15 Captions. The captions at various places in this Agreement and in any other Credit Doeument are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement or any other Credit Document. -75-

16.16 Counterparts; Signatures. This Agreement and the other Credit Documents may be executed in any number of separate counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Delivery of a counterpart hereto or to any other Credit Document by facsimile transmission or by Electronic Transmission of an Adobe portable document format file (also known as a “PDF file”) shall be as effective as delivery of an original counterpart hereto. 16.17 Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement and each other Credit Document and that the nonnal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement and each other Credit Document or any amendments, schedules or exhibits thereto. 16.18 Confidentiality. Lender and each Purchasing Lender shall hold all non-public information obtained by Lender, or any Lender Party pursuant to the requirements of this Agreement and each other Credit Document, in accordance with each Lender Party’s customary procedures for handling confidential information of this nature; provided, however, each Lender Party may disclose such confidential information (a) to its examiners, affiliates, outside auditors, counsel and other professional advisors, (b) to any other prospective Purchasing Lender, bound by a similar confidentiality standard, and (c) as required or requested by any Governmental Body or representative thereof or pursuant to legal process, including, without limitation, in the course of any regulatory examination of such Lender Party; provided, further that (i) unless specifically prohibited by applicable law or court order, each Lender Party shall use its best efforts prior to disclosure thereof, to notify Borrowing Representative of the applicable request for disclosure of such non-public information (A) by a prospective Purchasing Lender, (B) by a Governmental Body or representative thereof (other than any such request in connection with a regulatory examination) or (C) pursuant to legal process and (ii) in no event shall any Lender Party be obligated to return any materials furnished by any Borrower other than the Notes and those documents and instruments (if any) in possession of Lender in order to perfect its Lien on the Collateral once the Obligations have been paid in full and this Agreement has been terminated. 16.19 Publicity. Each Borrower hereby authorizes each Lender Party to make appropriate announcements of the financial arrangement contemplated hereunder, including, without limitation, announcements which are commonly known as “tombstones,” in such publications and to such selected parties as each Lender Party shall in its sole and absolute discretion deem appropriate. Without limiting the foregoing. Borrowers authorize each Lender Party to utilize any logo or other distinctive symbol associated with Borrowers in connection with any such announcement or any other promotion, advertising or marketing undertaken by each Lender Party. In no event, however, shall any Borrower use the name of any Lender Party, or any logo or distinctive s3nnbol associated with any of them, unless, as appropriate, such Lender Party has given its prior written consent thereto, or as required in connection with any required regulatory disclosures. 16.20 Survival of Representations and Warranties. All representations and warranties of each Borrower contained in this Agreement and the other Credit Documents shall be true at the time of such Borrower’s execution of this Agreement and the other Credit Documents, and -76-

shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto. 16.21 Certain Matters of Construction. Unless the context otherwise requires, (a) the tenns “herein”, “hereof’ and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision; (b) terms used herein in the singular also include the plural and vice versa; (c) all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; (d) all references to any instruments or agreements to which Lender is a party, including, without limitation, references to any of the Credit Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof; (e) references herein or in any other Credit Document to any actions being taken (or omitted to be taken) by any Lender Party after an Event of Default shall be presumed to mean, unless otherwise expressly provided, while such Event of Default is continuing; (f) any pronoun shall include the corresponding masculine, feminine and neuter forms; (g) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; (h) the word “will” shall be construed to have the same meaning and effect as the word “shall”; (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (j) any reference herein to any Person shall be eonstrued to include such Person’s successors and assigns (subject to any restrictions on such assignments set forth herein); (k) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Section of, and Exhibits and Schedules to, this Agreement (unless otherwise specified); and (1) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash. Securities, accounts and contract rights. 16.22 Destruction of Invoices. Borrowing Representative hereby authorizes and directs Lender in accordance with its standard document retention policies in such regards to destroy all invoices, agings, inventory reports, financial statements and other data provided from time to time by Loan Parties to Lender pursuant hereto. 16.23 Time. Time is of the essence in this Agreement and each other Credit Doeument. Unless otherwise expressly provided, all references herein and in any other Credit Doeuments to time shall mean and refer to New York time. 16.24 Patriot Act. Federal law presently requires Lender to obtain, verify and record information that identifies each Person that opens an account or applies for a loan or lease. Loan Parties agree to cooperate with Lender in maintaining compliance with such law on an ongoing basis. 16.25 No Tax Advice. Each Borrower hereby acknowledges and agrees that, with respect to all tax and accounting matters relating to this Agreement, the other Credit Documents, or the transactions contemplated herein and therein, it has not relied on any representations made, consultation provided by, or advice given or rendered by any Lender Party or any of its -77-

representatives, agents, or employees; and, instead, each Borrower has sought, and relied upon, the advice of its own tax and accounting professionals with respect to all such matters. 16.26 Completion of Blanks. If this Agreement or any other Credit Document contains any blank spaces, such as for dates or amounts. Borrowers hereby authorize Lender to complete any such blank spaces according to the tenns upon which the transactions contemplated hereby or thereby were contemplated. 16.27 Exculpation of Lender. Nothing herein contained shall be construed to constitute Lender as any Borrower’s agent for any purpose whatsoever, nor shall Lender be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof Lender shall not, whether by anything herein or in any assignment or otherwise, assume any Borrower’s obligations under any contract or agreement assigned to Lender, and Lender shall not be responsible in any way for the performance by any Borrower of any of the terms and conditions thereof 16.28 Electronic Transmission. Subject to the provisions of this Section, each of Borrowers, Lender and the other Lender Parties is authorized (but not required) to transmit, post or otherwise make or communicate, in its sole discretion. Electronic Transmissions in connection herewith and the transactions contemplated herein. Each of Borrowers hereby acknowledges and agrees that the use of Electronic Transmissions is not necessarily secure and that there are risks associated with such use, including risks of interception, disclosure and abuse and each indicates it assumes and accepts such risks by hereby authorizing the transmission of Electronic Transmissions. All uses of an E-System shall be governed by and subject to, in addition to the terms and conditions of this Agreement, separate terms and conditions posted or referenced in such E-System and related contractual obligations executed by Borrowers or the members of the Lender Parties in connection with the use of such E-System. All E-Systems and Electronic Transmissions shall be provided “as is” and “as available.” Neither Lender nor any other Lender Party warrants the accuracy, adequacy or completeness of any E-Systems or Electronic Transmission, and each disclaims all liability for errors or omissions therein. No warranty of any kind is made by Lender or any Lender Party in connection with any E-Systems or Electronic Transmission, including any warranty or merchantability, fitness for a particular purpose, non- infringement of third-party rights or freedom from viruses or other code defects. Each of Borrowers agrees that neither Lender nor any Lender Party has any responsibility for maintaining or providing any equipment, software, services or any testing required in connection with any Electronic Transmission or otherwise required for any E-System. [signature pages follow] - 78 -

Each of the parties has signed this Credit Agreement as of the day and year first above written, BORROWERS: TECOGENINC By; C- '■ Benjamin Locke Titfe: Chief Executive Officer AMERICAN DG, ENERGY INC. By; Naim: Benjamin Locke Title: Chief Executive Officer TTCOGEN LLC By: ■--------------------------/■ Name; Benjamin Locke Title: Chief Executive Officer LENDER WEBSTER BUSINESS CREDIT CORPORATION By:, Name: Steven M, Schuit Title; Vice President [Credit Agreement]

Each of the parties has signed this Credit Agreement as of the day and year first above v»Titteii. BORROWERS; TECOGEN INC. By: Name: Benjamin Locke Title: Chief Executive Officer AMEILICAN DG energy INC. By: Name: Benjamin Locke Title: Chief Executive Officer TTCOGEN LLC By: Name: Benjamin Locke Title: Chief Executive Officer LENDER WEBSTER BUSINESS CREDIT CORPORATION By: /Sf A Name: Steven M. Schuit Title; Vice President [Credit Agreement]

EXHIBIT 1.3 BORROWER ADDENDUM BORROWER ADDENDUM,, dated as of , made by [ J (the “New Borrower”) and Tecogen Inc. (the “Bon'owing Representative”) under the Credit Agreement, dated as of May 4, 2018, among the Borrowing Representative, American DG Energy Inc., TTCogen EEC and Webster Business Credit Corporation (the “Eender”) (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). A. Capitalized ternis used herein that are defined in the Credit Agreement shall have the meanings therein defined. B. The Borrowing Representative desires to designate the New Borrower as a Borrower pursuant to Section 15.1 of the Credit Agreement and the New Borrower, desires to become a Borrower pursuant thereto. Accordingly, the Borrowing Representative and the New Borrower agree as follows: 1. Each of the Borrowing Representative and the New Borrower represents that no Default or Event of Default has occurred and is continuing. 2. Each of the Borrowing Representative and the New Borrower represents that the New Borrower is a Subsidiary of a Borrower. 3. Pursuant to Section 15.1 of the Credit Agreement, the Borrowing Representative hereby designates the New Borrower as a Borrower under the Credit Agreement and the New Borrower agrees that upon the acceptance hereof by the New Borrower, the New Borrower shall be, and shall be deemed to be, a “Borrower” under, and as such tenn is defined in, the Credit Agreement with the same force and effect as if originally named therein as a Borrower and the New Borrower shall have made, and shall be deemed to have made, the representations and warranties as to itself contained in Section 5 of the Credit Agreement. 4. Attached hereto is (a) a certificate, dated the date hereof, of the Secretary or Assistant Secretary of the New Borrower in the form of, and with substantially the same attachments as, the certificate which would have been required under Section 10.1(c) of the Credit Agreement if such Subsidiary had become a party hereto on the Closing Date, and (b) an opinion of counsel to the New Borrower in all respects reasonably satisfactory to the Eender. 5. By signing below, the Eender consent to this Borrower Addendum. 6. This Borrower Addendum shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York, without regard to principles of conflict of laws, but including Section 5-1401 of the General Obligations Eaw. - 80-

IN WITNESS WHEREOF, this Borrower Addendum has been executed and delivered as of the day and year first above written. TECOGEN INC. By: Name: Title: NEW BORROWER [TBD] By: Name: Title: CONSENTED TO: WEBSTER BUSINESS CREDIT CORPORATION, By: Name: Title: 7501865_10.docx 6275.488

EXHIBIT 2.1 REVOLVING NOTE $10,000,000.00 May 4, 2018 New York, New York FOR VALUE RECEIVED, the undersigned, TECOGEN INC., a Delaware corporation (‘Tecogen”) and AMERICAN DG ENERGY INC., a Delaware corporation {''ADGE") and TTCOGEN LLC, a Delaware limited liability company {''TTCogerf', and collectively with Tecogen and ADGE, the ^'Borrowers’'), hereby jointly and severally promise to pay to the order of WEBSTER BUSINESS CREDIT CORPORATION, a New York corporation (“WBCC’), individually, as lender hereunder and, collectively, as agent for itself and each other Lender Party (as defined in the Credit Agreement, as hereinafter defined) (WBCC, acting in both such capacities, herein called "Lender”) TEN MILLION and 00/100 DOLLARS ($10,000,000.00) or the aggregate unpaid principal amount of all Revolving Advances made to the Borrowers by the Lender pursuant to the Credit Agreement, dated as of May 4, 2018, by and among the Borrowers and the Lender (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement”) and outstanding on the Revolving Maturity Date, whichever is less, and to pay interest from the date hereof on the principal balance of such Revolving Advances from time to time outstanding at the rate or rates and at the times set forth in the Credit Agreement, in each case at the office of the Lender located at 360 Lexington Avenue, Fifth Floor, New York, New York 10017, or at such other place as the Lender may specify from time to time, in lawful money of the United States of America in immediately available funds. Terms defined in the Credit Agreement are used herein with the same meanings. The Borrowers jointly and severally promise to pay interest, payable on demand, on any overdue principal from the due dates of such amounts until paid at the default rate set forth in Section 3.1(b) of the Credit Agreement. The Credit Agreement provides for the acceleration of the maturity of prineipal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified in the Credit Agreement. The Revolving Advances evidenced by this Revolving Note are prepayable in the amounts, and under the circumstances, and their respeetive maturities are subject to acceleration upon the terms, set forth in the Credit Agreement. This Revolving Note is subject to, and should be construed in accordance with, the provisions of the Credit Agreement and is entitled to the benefits and security set forth in the Credit Documents. The Lender is hereby authorized to record on the schedule annexed hereto, and any continuation sheets which the Lender may attach hereto, (a) the date of each Revolving Advance made by the Lender, (b) the type and amount thereof, (c) the interest 82 rate (without regard to the Applicable Margin) and Interest Period applicable to each LIBOR Rate Loan and (d) the date and amount of each conversion of, and each payment or prepa3anent of the principal of, any such Revolving Advance. The entries made in such schedule shall be, absent manifest error, prima facie evidence of the existence and amounts of the obligations recorded therein, provided that the failure to so record or any error therein shall not in any manner affect the obligations of the Borrowers to repay the Revolving Advances evidenced by this Revolving Note in accordanee with the tenns of the Credit Agreement. Exeept as specifically otherwise provided in the Credit Agreement, the Borrowers hereby waive presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, perfonnance, colleetion and enforcement of this Revolving Note. The Borrowers waive any right to claim or interpose any counterclaim (other than mandatory or compulsory counterclaims) or set-off of any kind in any litigation relating to this Revolving Note or the transactions contemplated hereby. This Revolving Note is secured pursuant to, and is entitled to the benefits of, the Security Agreement and the other Credit Documents and may not be amended, and compliance with its tenns may not be waived, orally or by eourse of dealing, but only by a writing signed by an authorized officer of the Lender and the Borrowers. This Revolving Note may only be assigned by the Lender in accordance with the provisions of Section 16.4 of the Credit Agreement and its benefits shall inure to the successors, and pennitted indorsees and assigns of the Lender. THE PROVISIONS OF THIS REVOLVING NOTE SHALL BE CONSTRUED AND INTERPRETED, AND ALL RIGHTS AND OBLIGATIONS HEREUNDER DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE BORROWERS AND THE LENDER (BY ITS ACCEPTANCE OF THIS REVOLVING NOTE) WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY CONNECTED TO THIS REVOLVING NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY. [remainder ofpage intentionally left blank] 83

IN WITNESS WHEREOF, the Borrowers have duly executed this Revolving Note the day and year first above written. TECOGENINC. By: Name: Benjamin Locke Title: Chief Executive Officer AMERICAN DG ENERGY INC. By: Name: Benjamin Locke Title: Chief Executive Officer TTCOGEN LLC By: Name: Benjamin Locke Title: Chief Executive Officer [Signature Page to Revolving Note]

SCHEDULE 1.1 Leased Locations Borrower Location Address County Tecogen Inc. 45 First Ave. Waltham, MA Middlesex 02451 Tecogen Inc. 15 Stringham Ave. Valley Nassua Stream, NY 11580 Tecogen Inc. 23785 Cabot Blvd. #307 Alameda Hayward, CA 94545 Tecogen Inc. 417 Bell St. Piscataway NJ, Middlesex 08854

SCHEDULE 1.2 Warehouse Locations Borrower Location Address County Tecogen Inc. 2 Craftsman Rd. East Hartford Windsor, CT 06088-9685

SCHEDULE 5.2 Organizational Data and Numbers; Qualifications State of Date of Organization Organization Borroweror Formation or Formation Equity Interests TECOGEN INC. 9/15/2000Delaware Public Corporation AMERICAN DG ENERGY INC. Delaware 7/24/2001 Tecogen Inc. - 100% TTCOGEN LLC Delaware 5/19/16 Tecogen Inc. -100% %

SCHEDULE 5.3 Federal Tax Identification Numbers Federal Tax Identification NumberBorrower TECOGEN INC. 04-3536131 AMERICAN DG ENERGY INC. 04-3569304 TTCOGEN LLC 81-2761848

SCHEDULE 5.5 Prior Names None.

SCHEDULE 5.6 OSHA and Environmental Compliance This certificate certifies that all Borrowers are in compliance with all OSHA and environmental standards, but Tecogen is subject to a new OSHA regulation in the state of New York, that requires compliance by the end of August of 2018. Due to Tecogen’s EMR rating, Tecogen has an obligation to implement a new safety program for its New York Field Service Technicians and their offices. Tecogen is in the processing of creating this safety plan and implementing the changes. Tecogen plans to have the safety plan implemented no later than the end of July of 2018, and will be receiving an inspection from the state of New York by the end of August of 2018.

SCHEDULE 5.8 Litigation The Borrowers are currently involved in the current litigation: 1. Filed in the US District Court for the District of Massachusetts as Lee Vardakas, et al. v. American DG Energy Inc. (Case No. 1:17-cv-10247). S i A '}

SCHEDULE 5.9 Indebtedness Name of Holder Name of Maker Date Amount John N. Hatsopoulos American DG Energy Inc. 12/22/16 $850,000.00 -The above referenced Indebtedness shall be satisfied and paid in full on the Effective Date

SCHEDULE 5.10 Violations The Borrowers currently have no violations. i

SCHEDULE 5.11

Intellectual Property

Trademarks

Mark	Registration Number	Status
Tecogen	Reg. No. 1,308,655	Registered
Tecochill	Reg. No. 2,176,670	Registered
Inverde	Reg. No. 3,772,652	Registered
Leaf Plug Logo	Reg. No. 5,107,438	Registered
E+	Serial No. 86-774162	Pending
Ultera	Reg. No. 5,196,528	Registered
Ultera Emissions Control (Logo)	Reg. No. 5,201,585	Registered
Inverde e+	Serial No. 87-145922	Pending
Tecopower	Serial No. 87-253875	Allowed
ILIOS	Reg. No. 4,889,137	Registered
ILIOS (Logo)	Reg. No. 4,996,269	Registered
THINK OUTSIDE THE GRID	Reg. No. 4,039,170	Registered

Patents

Title	Patent Number or Application Number	Patent or Application Issue Date
Thermoelectric field burner	4773847	09/27/1988
Conveyor oven	4951648	08/28/1990
Gas fired combination convection-steam oven	5014679	05/14/1991
Compact cogeneration system	5033264	07/23/1991
Cooking oven with convection and microwave heating	5166487	11/24/1992
Flow proportioning mixer for gaseous fuel and air and internal	5245977	09/21/1993
Method for converting a diesel engine to a natural gas fueled engine	5315981	05/31/1994
Engine driven power inverter system with cogeneration	7239034	07/03/2007
Method for controlling internal combustion	7243017	07/10/2007

Assembly and method for reducing 8578704 11/12/2013 nitrogen oxides, carbon monoxide and hydrocarbons in exhausts of internal combustion engines Assembly and method for reducing 9121326 09/01/2015 nitrogen oxides, carbon monoxide and hydrocarbons in exhausts of internal combustion engines Assembly and method for reducing 9470126 11/18/2016 ammonia in exhaust of internal combustion engines Assembly and method for reducing 9631534 04/25/2017 nitrogen oxides, carbon monoxide, hydrocarbons and hydrogen gas in exhausts of internal combustion engines and producing an electrical output Internal combustion engine controller 9702306 07/11/2017 Systems and methods for reducing 9856767 01/02/2018 emissions in exhaust of vehicles and producing electricity Poison-Resistant Catalyst and Systems 15/079938 03/24/2016 Containing Same Emissions Control Systems and Methods 15/090032 04/04/2016 for Vehicles NO.sub.X reduction by sulfur tolerant 5147516 11/15/1992 coronal-catalytic apparatus and method NO.sub.x reduction by sulfur tolerant 5240575 08/31/1993 coronal-catalytic apparatus and method Steam atmosphere drying exhaust steam 5291668 03/08/1994 recompression system Microwave enhanced deep fat fryer 5333539 08/02/1994 Microwave enhanced deep fat fryer 5363749 11/15/1994

SCHEDULE 5.24 Real Property None.

SCHEDULE 5.25 Deposit Accounts Bank Name Account Name Account Type Enterprise Bank & Trust Co. Tecogen Operating* Checking Tecogen Money Market* Saving American DG Operating** Checking American DG Money Market** Saving TTcogen Operating* Checking Citizens Bank American DG Operating* Checking *Accounts to be closed out and moved to Webster Bank, N.A, ** Accounts to remain at Enterprise Bank & Trust Co.

SCHEDULE 7.2 Excluded Equipment ADGE Site Name Number of Units State Carleton-Willard 1 MA Club Fit 2 NY Cumberland County Jail 2 ME Doral Arrowwood 3 NY Doral Chillers 2 NY Doubletree Tarrytown 2 NY Forest Hills 1 NY Green Hill Retirement 1 NJ Greenwich YMCA 1 CT Holliswood 2 NY Indigo/Holiday Inn 1 MA JCC Mid-Westchester 1 NY Linden Plaza 5 NY North Hill 1 MA Prospect Park Care 1 NY Sherrill House 1 MA St. Elizabeth 1 RI Stevens Babbio Center 1 NJ Stevens Babbio Chiller 2 NJ Stevens Chemistry 2 NJ Stevens Central Plant 1 NJ Stevens Howe Center 2 NJ Stevens Howe Center Chiller 2 NJ Stevens Library 1 NJ Stevens McLean Chiller 1 NJ Stevens Schaefer Gym 1 NJ Chiller Tracey Towers 6 NY West Village LLP 1 CT